UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2013

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income
Strategic Income
World Bond

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

■	STRATEGIC INCOME

■	WORLD BOND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	8

Schedules of Investments	39

Financial Statements	120

Financial Highlights	128

Notes to the Financial Statements	138

Report of Independent Registered Public Accounting Firm	165

Other Information	166

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ prospectus.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Goldman Sachs Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund may invest heavily in investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Strategic Income Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities, non-U.S. sovereign debt, agency securities, corporate debt securities, agency and non-agency mortgage-backed securities, asset-backed securities, custodial receipts, municipal securities, loans and loan assignments and convertible securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Investments in mortgage-backed securities are also subject to, among other risks, prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility, are less liquid and present greater risks than higher rated fixed income securities. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities. The Fund may invest in loans directly or indirectly, by purchasing participations or sub-participations from financial institutions. Indirect purchases may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

The Goldman Sachs World Bond Fund invests primarily in a portfolio of debt instruments, including bonds, derivatives and other instruments with similar economic exposures. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Issuers of sovereign debt may be unable or unwilling to repay principal or interest when due. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. The Fund is subject to the risks associated with implementing short positions. Taking short positions involves leverage of the Fund’s assets and presents various other risks. Losses on short positions are potentially unlimited as a loss occurs when the value of an asset with respect to which the Fund has a short position increases. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

Fixed income market performance during the 12 months ended March 31, 2013 (the “Reporting Period”) was positive but volatile, as corporate bonds and other riskier sectors of the market posted solid gains even as government bond yields generally declined during the Reporting Period overall.

Riskier fixed income assets, i.e., non-U.S. Treasury sectors, began the Reporting Period under pressure, posting negative returns during the second quarter of 2012 on evidence of slowing global economic growth and renewed tensions in Europe. Core global government bond markets rallied, driving U.S. Treasury and German bund yields to multi-decade lows. U.S. economic data weakened, and the positive trend in U.S. employment data stalled. Still, indicators pointed to modest U.S. economic growth in contrast with a deepening recession in the Eurozone. The U.S. Federal Reserve (the “Fed”) extended Operation Twist to year-end 2012 and reiterated that interest rates were likely to remain low through at least late 2014. At the same time, market expectations for an interest rate cut by the European Central Bank (“ECB”) increased, and China’s central bank lowered its interest rates as manufacturing activity shrank there.

During the summer of 2012, non-U.S. Treasury sectors recovered from their second quarter 2012 decline and rallied as expectations of further policy action by global central banks sparked a search for yield by investors amidst an extremely low interest rate environment. In September 2012, the Fed confirmed the market’s expectations of a third round of quantitative easing, dubbed QE3, with an announcement of open-ended asset purchases. The Fed also extended the likely period of low short-term interest rates to at least mid-2015. Meanwhile, the ECB pledged that upon a formal request for aid by an individual European Union (“EU”) member nation, it would purchase potentially unlimited amounts of distressed government bonds in secondary markets via its Outright Monetary Transactions (“OMT”) program. Still, markets were volatile, as investors focused on Spain, which continued to resist a bailout. Also, global economic growth remained weak, with manufacturing surveys indicating contraction in Europe and China and only minimal expansion in the U.S. The U.S. housing market, however, showed strong signs of recovery.

Market volatility increased in the lead-up to the November 6, 2012 U.S. elections, which returned Barack Obama to the Presidency and slightly increased the Democrat majority in the Senate. Though non-U.S. Treasury sectors faltered briefly, they resumed their rally in December 2012 even as concerns mounted about the then-looming “fiscal cliff” of automatic tax increases and spending cuts scheduled to take effect at year-end 2012. Despite the lack of clarity on the fiscal policy outlook, the monetary policy outlook remained accommodative. The Fed confirmed that sales of short-maturity U.S. Treasuries would cease at year-end 2012 with the expiration of Operation Twist but that its purchases of longer-maturity securities would continue at a pace of $45 billion a month. At the same time, the Fed abandoned its previous calendar guidance on short-term interest rates in favor of an outcome-based approach, focusing on inflation and unemployment levels. Investors’ risk appetite was also driven by improved economic data. U.S. home prices continued to rise in December 2012, and non-farm payroll numbers were better than expected, with the unemployment rate dropping to 7.7%. In the last days of the calendar year, non-U.S. Treasury sectors retraced some of their gains, as investors focused on the eleventh-hour negotiations in Washington, D.C. wherein lawmakers strove to reach an agreement on fiscal policies before the December 31, 2012 deadline.

MARKET REVIEW

In January 2013, investor risk appetite was supported by a last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners. The rally in the non-U.S. Treasury sectors then cooled and U.S. Treasuries rebounded in February 2013, as market volatility increased primarily on worries about U.S. fiscal policy gridlock and Italy’s elections. The center-left’s failure to gain a majority in the upper house of Italy’s legislature raised concerns about the prospects for a stable coalition government and the country’s commitment to reform. In the U.S., lawmakers appeared unwilling to reach a compromise on spending cuts and revenue raising measures, which had been held over from the fiscal cliff debate, and more rancorous talks loomed on a potential debt ceiling increase during the second quarter of 2013.

In March 2013, tensions resurfaced in the Eurozone, as Cyprus’ bailout by Euro-area finance ministers raised the prospect of a tax on bank deposits, prompting fears of a more widespread run on European banks. Though global markets slid on the news, the impact overall during March was modest. In the U.S., Congress chose to not act on the automatic federal spending cuts known as the sequester, allowing them to start taking effect. Still, the U.S. housing and labor markets continued to show signs of strength, which may mean the Fed could begin laying the groundwork for policy tightening as soon as August 2013.

For the Reporting Period overall, most non-U.S. Treasury sectors outperformed U.S. Treasuries, with the exception of mortgage-backed securities, which faced concerns that the Fed may not maintain QE3 through the end of 2013. High yield corporate bonds posted the strongest performance within the fixed income market. Local emerging market debt, commercial mortgage-backed securities and investment grade corporate bonds also performed strongly. Asset-backed securities and agency securities outpaced U.S. Treasury returns as well, but more modestly so. At the same time, U.S. Treasury yields declined during the Reporting Period across the yield curve, or spectrum of maturities. The yield on the bellwether 10-year U.S. Treasury declined 36 basis points to 1.86%. (A basis point is 1/100th of a percentage point.) Overall, the U.S. Treasury yield curve flattened during the Reporting Period, with rates on longer-term maturities declining more than those on shorter-term maturities.

Looking Ahead

At the end of the Reporting Period, the paths to recovery in the world’s largest economies had diverged, with the U.S. pulling ahead. Both Europe and Japan were underperforming economically. Going forward, we see a slight escalation in the risk of market stress in the Eurozone, as EU leaders adopted a tough approach to Cyprus’ rescue, with possible implications for future bailouts. We believe that in Japan’s case, recent aggressive policy maneuvers could help narrow the gap in the coming quarters. Japan’s policy shift also has broader implications, in our view, as we think its central bank’s new commitment to aggressive monetary stimulus could drive stronger global capital flows and reinvigorate the global liquidity trade.

We maintain our positive views on the U.S., which underpin our constructive global outlook. Our confidence in the U.S. economy is based on the quality of growth seen in the last several months of the Reporting Period. We believe the combination of a robust housing market recovery and increased business investment is likely to generate enough momentum in the private sector to offset the impact of substantial fiscal tightening. Though we see a risk that austerity measures may slow activity in the second quarter of 2013, overall, we think the U.S. recovery is self-sustaining. We see upside potential to our above-consensus forecast for 2.3% economic growth in 2013.

MARKET REVIEW

The situation outside the U.S. is less positive, in our view, but we believe risks to the global economy and markets have subsided over the past year or so. China’s economic growth appears to have stabilized at lower levels, easing fears of a hard landing, or a recession. China’s economy remains highly dependent on fixed asset investment and credit growth, as the transition to consumption-driven growth is still in the early stages of a long-term process. However, we believe the nation’s policy is well balanced to address the risks of asset bubbles, particularly in its property sector, without choking off the recovery. In our view, the key to whether this balance tips to tightening may well be inflation developments over the next six months, and rising food prices pose the biggest risk. That said, Chinese policymakers have managed to maintain growth on target around the 7.5% to 8% range, and we anticipate the same for the foreseeable future.

In the Eurozone, political uncertainty in Italy and Cyprus’ difficult bailout negotiations have highlighted the continued risk of sovereign flare-ups — and thus tail risk has risen, in our view. Tail risk is loosely defined as the probability of rare events taking place that could impact a portfolio of investments. At the end of the Reporting Period, we felt the increase in risk, however, was minimal, and significant deposit flight from peripheral Eurozone banks is unlikely. At the same time, we are wary of adverse consequences if Cyprus’ deal sets a trend toward tougher terms in future loan agreements. Overall, we remain concerned about poor Eurozone growth, with much of the region in recession, and the possibility of further ratings downgrades being very real.

We see a potentially broad impact on the global economy from Japan’s more aggressive monetary policy, which targets a 2% inflation rate within two years. We believe Japan’s redoubled commitment to stimulus signals a regime change that should spur growth and shift the inflation trend from negative to positive. We see three main potential macro and market implications from the Bank of Japan’s policy. First, we believe global economic growth could benefit from an improved outlook in the world’s third-largest economy. Second, we believe the hunt for yield will likely intensify, driving portfolio rebalancing in favor of equities and credit products over Japanese government bonds as well as increased capital flows to higher-yielding markets overseas. Third, in our view, central banks may be more reluctant to tighten policy, wary of attracting capital flows leading to currency appreciation and reduced trade competitiveness.

From an investment perspective, developments toward the end of the Reporting Period reinforce our constructive view of non-U.S. Treasury sectors, especially the corporate credit and non-agency mortgage-backed securities sectors. In corporate credit, robust corporate balance sheets, low volatility and low default should continue to benefit performance, in our view. That said, we are carefully monitoring the corporate credit sector given the sustained rally over the last several months of the Reporting Period, the step-up in Eurozone risks and the potential for a modest pullback in U.S. economic growth during the second quarter of 2013 as further spending cuts come into play. We see considerable stamina in the non-agency mortgage-backed securities sector based on our belief that the U.S. housing market is in the early stages of a five-year recovery, during which we believe national house prices should appreciate approximately 25%.

As for government sector markets, we see potential for further rallies in core Eurozone rates, and though we expect U.S. Treasury rates to be on a rising trend in 2013, we see an increased risk of near-term volatility on potentially softer second quarter of 2013 data and Eurozone concerns.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 5.08%, 4.28%, 4.28%, 5.32%, 4.90%, 5.34% and 4.72%, respectively. These returns compare to the 3.77% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	A primary contributor to Fund performance was our top- down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively, albeit more modestly, to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the corporate bond and collateralized sectors also added value during the Reporting Period.

There were no significant detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	An overweighted allocation to corporate bonds, implemented via our cross-sector strategy, was the largest driver of the Fund’s performance during the Reporting Period. Spreads, or yield differentials between corporate bonds and U.S. Treasuries, tightened, and the search for yield from investors continued as interest rates stayed low. Also, cash balances for corporations were high, while leverage was low, leading to strong supply/demand, or technical, support for the sector.

Exposure to non-agency mortgage-backed securities also benefited the Fund’s performance. The sector performed quite well in 2012, as the outlook for improvement in the U.S. housing market gained strength along with a rally in risk assets generally. The sector continued to perform well through the first quarter of 2013.

Individual issue selection within the corporate bond and collateralized sectors added value. Within the corporate bond sector, choices in the industrials and financials sub-sectors, with a bias toward lower quality investment grade securities, proved particularly effective. Within the collateralized sector, selection of lower coupon agency mortgage-backed securities and agency mortgage-backed security pass-throughs helped most. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Selection of external emerging market debt contributed positively as well.

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly positive impact on its results during the Reporting Period. For much of the Reporting Period, the Fund maintained a long duration position in both the U.S. and Germany, concentrated in the intermediate segment of the yield curve. This particularly helped during the summer of 2012 when yields generally moved lower and risk assets were pressured on persistent worries around global economic growth and renewed tensions in Europe. However, this proved to be just a temporary bump in the “spread rally” of 2012, and risk assets recovered in the third quarter of 2012. In the fall, the Federal Reserve (the “Fed”) confirmed its commitment to keep short-term rates near zero at least through mid-2015 and introduced its third round of quantitative easing in an open-ended program. Nearly concurrently, the European Central Bank offered potential unlimited government bond purchases on a formal request for aid, if needed. These central bank policies kept interest rates low. In turn, the Fund’s duration positioning continued to contribute positively to its results. Toward the end of 2012, we moved to a shorter duration position than the Barclays Index, as we felt the positive momentum in U.S. economic data would put pressure on rates to move higher. We held this duration positioning throughout the first quarter of 2013. However, rates continued to fall during the first quarter of 2013 on worries surrounding the Eurozone situation, particularly about the Cyprus banks. As interest rate volatility picked up during the first quarter of 2013, the Fund’s duration positioning detracted, partially offsetting some of the positive contribution from earlier in the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, as mentioned earlier, we adjusted the Fund’s duration positioning as market conditions shifted.

From a sector perspective, we tactically adjusted the Fund’s positioning in agency mortgage-backed securities. In July and August 2012, the Fund held a substantial overweight position in agency mortgage-backed securities, as we believed the Fed would re-enter the market and begin purchasing the securities. Spreads, or yield differentials to U.S. Treasuries, tightened in anticipation of this, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. With its announcement, agency mortgage-backed security spreads tightened even more. At the end of the Reporting Period, the Fund held a modestly overweight exposure to agency mortgage-backed securities, as the Fed had driven valuations to be rather rich in our view. We substantially reduced the Fund’s position in the U.S. Treasury securities during the Reporting Period.

We shifted from a neutral to the Barclays Index position in investment grade corporate bonds to an overweighted allocation, as we believed that even though spreads had tightened since the beginning of the year, the lower probability of a catastrophic event in Europe warranted a more optimistic and trend-like economic growth rate. Further, we believed that investment grade corporate bond spreads had the potential to continue to tighten, which indeed they did into the end of the Reporting Period.

PORTFOLIO RESULTS

We maintained the Fund’s overweighted allocation to non-agency mortgage-backed securities throughout the Reporting Period. Such positioning proved to be a positive contributor to the Fund’s results during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had overweighted allocations relative to the Barclays Index in investment grade corporate bonds, with an emphasis on those in the financials industry, and in covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) To a more modest degree, the Fund also had overweighted positions in commercial mortgage-backed securities, emerging market debt and asset-backed securities. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and residential mortgage-backed securities. However, within the residential mortgage-backed securities sector, the Fund had an overweighted allocation to agency collateralized mortgage obligations (“CMOs”) and non-U.S. mortgage-backed securities and an underweighted exposure to mortgage-backed security pass-throughs. At the end of the Reporting Period, the Fund had a rather neutral position compared to the Barclays Index in quasi-government bonds, including government-guaranteed corporate bonds and agency government-guaranteed bonds. The Fund had a modestly shorter duration than the Barclays Index at the end of the Reporting Period. The Fund also had a sizable position in cash at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	5.08%	3.77%	0.91%	0.91%
Class B	4.28	3.77	0.20	0.20
Class C	4.28	3.77	0.20	0.20
Institutional	5.32	3.77	1.28	1.28
Service	4.90	3.77	0.78	0.78
Class IR	5.34	3.77	1.20	1.20
Class R	4.72	3.77	0.70	0.70

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	1.15%	4.50%	4.04%	5.24%	5/1/97
Class B	-0.78	4.15	3.79	5.09	5/1/97
Class C	3.27	4.55	3.67	4.56	8/15/97
Institutional	5.32	5.67	4.81	5.90	1/5/94
Service	4.90	5.14	4.30	5.38	3/13/96
Class IR	5.34	5.55	N/A	4.65	11/30/07
Class R	4.72	5.05	N/A	4.15	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	5.08%	5.30%	4.44%	5.49%
Including sales charges	1.15%	4.50%	4.04%	5.24%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	4.28%	4.53%	3.79%	5.09%
Including contingent deferred sales charges	-0.78%	4.15%	3.79%	5.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.28%	4.55%	3.67%	4.56%
Including contingent deferred sales charges	3.27%	4.55%	3.67%	4.56%

Institutional (Commenced January 5, 1994)	5.32%	5.67%	4.81%	5.90%

Service (Commenced March 13, 1996)	4.90%	5.14%	4.30%	5.38%

Class IR (Commenced November 30, 2007)	5.34%	5.55%	N/A	4.65%

Class R (Commenced November 30, 2007)	4.72%	5.05%	N/A	4.15%

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Plus Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 7.48%, 6.79%, 6.68%, 7.84%, 7.31%, 7.76% and 7.22%, respectively. These returns compare to the 3.77% average annual total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	A primary contributor to Fund performance was our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Tactical management of the Fund’s duration and yield curve positioning strategy also contributed positively, albeit more modestly, to Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection within the corporate bond and collateralized sectors also added value during the Reporting Period.

There were no significant detractors from the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	An overweighted allocation to corporate bonds, implemented via our cross-sector strategy, was the largest driver of the Fund’s performance during the Reporting Period. Spreads, or yield differentials between corporate bonds and U.S. Treasuries, tightened, and the search for yield from investors continued as interest rates stayed low. Also, cash balances for corporations were high, while leverage was low, leading to strong supply/demand, or technical, support for the sector.

Spread, or non-U.S. Treasury, sectors broadly benefited during the Reporting Period from an increase in appetite for yield, as yields on “risk free” assets remained low. With increasingly positive housing economic data and strong supply and demand technicals, mortgages were one of the top performers. In turn, exposure to non-agency mortgage-backed securities benefited the Fund’s performance. The sector performed quite well in 2012, as the outlook for improvement in the U.S. housing market gained strength along with a rally in risk assets generally. The sector continued to perform well through the first quarter of 2013. Additionally, our tactical overweight to agency mortgage-backed securities during the summer months of 2012 boosted the Fund’s results. We favored lower-coupon agency mortgages, as we believed the Fed could become a buyer of these securities as part of its monetary policy actions. With the Fed’s announcement in September to begin an open-ended asset purchase program concentrated in agency mortgages, agency mortgage spreads tightened, and the Fund’s overweighted position added to excess returns.

PORTFOLIO RESULTS

Individual issue selection within the corporate bond and collateralized sectors added value. Within the corporate bond sector, choices in the industrials and financials sub-sectors, with a bias toward lower quality investment grade securities, proved particularly effective. Within the collateralized sector, selection of lower coupon agency mortgage-backed securities and non-agency adjustable rate mortgages (“ARMs”) helped most. Selection of external emerging market debt contributed positively as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning had a modestly positive impact on its results during the Reporting Period. For much of the Reporting Period, the Fund maintained a long duration position in both the U.S. and Germany, concentrated in the intermediate segment of the yield curve. This particularly helped during the summer of 2012 when yields generally moved lower and risk assets were pressured on persistent worries around global economic growth and renewed tensions in Europe. However, this proved to be just a temporary bump in the “spread rally” of 2012, and risk assets recovered in the third quarter of 2012. In the fall, the Federal Reserve (the “Fed”) confirmed its commitment to keep short-term rates near zero at least through mid-2015 and introduced its third round of quantitative easing in an open-ended program. Nearly concurrently, the European Central Bank offered potential unlimited government bond purchases on a formal request for aid, if needed. These central bank policies kept interest rates low. In turn, the Fund’s duration positioning continued to contribute positively to its results. Toward the end of 2012, we moved to a shorter duration position than the Barclays Index, as we felt the positive momentum in U.S. economic data would put pressure on rates to move higher. We held this duration positioning throughout the first quarter of 2013. Rates did rise in January 2013, but then fell again February and March 2013 on worries surrounding the Eurozone situation, particularly about the Cyprus banks. As interest rate volatility picked up during the first quarter of 2013, the Fund’s duration positioning detracted, partially offsetting some of the positive contribution from earlier in the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, as mentioned earlier, we adjusted the Fund’s duration positioning as market conditions shifted.

From a sector perspective, we tactically adjusted the Fund’s positioning in agency mortgage-backed securities. In July and August 2012, the Fund held a substantial overweight position in agency mortgage-backed securities, as we believed the Fed would re-enter the market and begin purchasing the securities. Spreads, or yield differentials to U.S. Treasuries, tightened in anticipation of this, and we began unwinding the Fund’s position before the Fed actually announced its open-ended mortgage purchases. With its announcement, agency mortgage-backed security spreads tightened even more. At the end of the Reporting Period, the Fund held a modestly overweight exposure to agency mortgage-backed securities, as the Fed had driven valuations to be rather rich in our view.

PORTFOLIO RESULTS

We shifted from a neutral to the Barclays Index position in corporate bonds to an overweighted allocation, as we believed that even though spreads had tightened since the beginning of the year, the lower probability of a catastrophic event in Europe warranted a more optimistic and trend-like economic growth rate. Further, we believed that corporate bond spreads had the potential to continue to tighten, which indeed they did into the end of the Reporting Period. We increased the Fund’s exposure to both investment grade and high yield corporate bonds.

We maintained the Fund’s overweighted allocation to non-agency mortgage-backed securities throughout the Reporting Period. Such positioning proved to be a positive contributor to the Fund’s results during the Reporting Period.

We substantially reduced the Fund’s holdings of U.S. Treasuries.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had overweighted allocations relative to the Barclays Index in asset-backed securities, covered bonds, investment grade corporate bonds and emerging market debt. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had sizable exposure to high yield corporate bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities, commercial mortgage-backed securities and quasi-government securities. The Fund was also underweight residential mortgage-backed securities, although within the sector, the Fund had an overweighted allocation to agency and non-agency collateralized mortgage obligations (“CMOs”), non-agency ARMs and non-U.S. mortgage-backed securities and an underweighted exposure to mortgage-backed security pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays U.S. Aggregate Bond Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	7.48	3.77%	1.55%	1.39%
Class B	6.79	3.77	0.88	0.70
Class C	6.68	3.77	0.88	0.70
Institutional	7.84	3.77	1.97	1.78
Service	7.31	3.77	1.46	1.28
Class IR	7.76	3.77	1.88	1.69
Class R	7.22	3.77	1.38	1.19

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Since Inception	Inception Date
Class A	3.49%	5.58%	5.22%	11/30/06
Class B	1.56	5.21	5.49	6/20/07
Class C	5.64	5.61	5.08	11/30/06
Institutional	7.84	6.76	6.23	11/30/06
Service	7.31	6.24	6.29	6/20/07
Class IR	7.76	6.59	6.11	11/30/07
Class R	7.22	6.12	5.64	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.83%	0.99%
Class B	1.58	1.74
Class C	1.58	1.74
Institutional	0.49	0.65
Service	0.99	1.15
Class IR	0.58	0.74
Class R	1.08	1.24

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on November 30, 2006 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Core Plus Fixed Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 30, 2006 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced November 30, 2006)
Excluding sales charges	7.48%	6.40%	5.86%
Including sales charges	3.49%	5.58%	5.22%

Class B (Commenced June 20, 2007)
Excluding contingent deferred sales charges	6.79%	5.61%	5.66%
Including contingent deferred sales charges	1.56%	5.21%	5.49%

Class C (Commenced November 30, 2006)
Excluding contingent deferred sales charges	6.68%	5.61%	5.08%
Including contingent deferred sales charges	5.64%	5.61%	5.08%

Institutional (Commenced November 30, 2006)	7.84%	6.76%	6.23%

Service (Commenced June 20, 2007)	7.31%	6.24%	6.29%

Class IR (Commenced November 30, 2007)	7.76%	6.59%	6.11%

Class R (Commenced November 30, 2007)	7.22%	6.12%	5.64%

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

Investment Objective

The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Global Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 6.32%, 5.55%, 5.57%, 6.69%, 6.16% and 6.51%, respectively. These returns compare to the 5.05% average annual total return of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (USD hedged) (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up individual issue selection within the collateralized, emerging market debt, government/agency and corporate bond sectors contributed positively to the Fund’s performance during the Reporting Period as did our top-down cross-sector strategy overall. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our currency strategy also added value to the Fund’s results during the Reporting Period. More specifically, tactical positioning in the euro helped. Having an underweight bias to the euro in July 2012 particularly helped. The euro was the worst performing major currency during the month, ending July down by 2.9% against the U.S. dollar, as the European Central Bank cut its deposit rate to zero and as independent ratings agency Moody’s put a negative outlook on Germany, the Netherlands and Luxembourg.

Our country strategy detracted from the Fund’s results. In particular, having an underweight bias to European peripherals, including France, Italy and Spain, and an overweight bias to Germany hurt most. Spreads, or yield differentials, tightened during the Reporting Period, driven primarily by unconventional central bank policy measures, as the European Central Bank announced its Outright Monetary Transaction (“OMT”) facility and pledged further support to the Eurozone. Toward the end of the Reporting Period, we had adjusted the Fund’s country positioning slightly such that it was overweighted Germany and Italy relative to France and Spain.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s overweighted allocations to corporate bonds, non-agency mortgage-backed securities, agency mortgage-backed securities and emerging market debt contributed positively to its performance. Within the corporate bond sector, spreads, or yield differentials, tightened during the Reporting Period in response to unconventional policy measures incentivizing investors to seek higher yielding assets. Individual issue selection within the collateralized, emerging market debt, government/agency and corporate bond sectors also added value. Within the collateralized sector, selection of mortgage-backed securities helped most, primarily adjustable rate mortgages (“ARMs”) and pass-throughs. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) Specific selection of asset-backed securities helped as well.

Conversely, an underweighted allocation to covered bonds detracted, particularly between mid-May 2012 and November 2012. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.)

PORTFOLIO RESULTS

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning detracted marginally from results during the Reporting Period. A short duration bias to the Japanese government bond yield curve particularly detracted. Japanese sovereign bond yields rallied during the Reporting Period as the Bank of Japan expanded its asset purchasing program by 10 trillion yen during the last quarter of 2012. On the positive side, a long duration bias to the German bund yield curve added value, particularly during July 2012, as yields declined almost 30 basis points during the month due to continuing concerns over Europe and a lack of confidence in the global economic outlook. (A basis point is 1/100th of a percentage point.) Such positioning also helped significantly in February 2013, as 10-year German bund yields declined 23 basis points during the month to 1.45%. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. During the first half of the Reporting Period, the Fund maintained tactical duration positioning relative to the Barclays Index, adjusting duration exposures to the various G10 yield curves as market conditions warranted. (G10 refers to what are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters.) Our U.S. yield curve positioning was particularly nimble given the conflicting signals of economic data, the dovish stance adopted by the Fed and subsequent risk asset rallies. During the second half of the Reporting Period, the Fund maintained a shorter duration bias relative to the Barclays Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s weightings in investment grade corporate debt and more modestly so in emerging market debt relative to the Barclays Index during the Reporting Period and reduced the Fund’s relative exposure to government securities, quasi-government securities and covered bonds.

From a country perspective, we decreased the Fund’s exposure to the Eurozone overall, but within the Eurozone, we increased the Fund’s allocations to Germany and Italy and decreased its exposure to Spain. Elsewhere, we decreased the Fund’s allocations to Japan and the U.K. and increased its exposure to the U.S. Within the U.S., we positioned for yield curve steepening given the potential for further rallies at the short-term end of the yield curve and the upward pressure on longer-dated rates from strengthening U.S. economic growth. More consistent robust U.S. economic data reinforced our positive outlook for the U.S. economy, particularly the recovery in the housing market and the prospects for increased business investment.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had overweighted allocations relative to the Barclays Index in collateralized securities, including asset-backed securities and residential mortgage-backed securities, as well as in investment grade corporate bonds, emerging market debt and covered bonds. The Fund had underweighted exposure relative to the benchmark index in government securities and was rather neutral to the Barclays Index in quasi-government securities and commercial mortgage-backed securities. From a country perspective, the Fund was overweight relative to the Barclays Index in Europe, primarily Germany and Italy, and in the U.S. at the end of March 2013. The Fund was underweight relative to the benchmark index in Japan and the U.K. and was rather neutral to the Barclays Index in Australia, Canada, Denmark, Norway and Sweden. The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period.

FUND BASICS

Global Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays Global Aggregate Bond Index (USD hedged)[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	6.32%	5.05%	1.07%	0.97%
Class B	5.55	5.05	0.38	0.27
Class C	5.57	5.05	0.38	0.27
Institutional	6.69	5.05	1.45	1.35
Service	6.16	5.05	0.96	0.85
Class IR	6.51	5.05	1.36	1.25

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	2.35%	4.54%	4.07%	5.64%	8/2/91
Class B	0.28	4.13	3.86	5.11	5/1/96
Class C	4.51	4.56	3.72	4.32	8/15/97
Institutional	6.69	5.70	4.88	6.15	8/1/95
Service	6.16	5.17	4.35	5.03	3/12/97
Class IR	6.51	N/A	N/A	4.50	7/30/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.03%	1.14%
Class B	1.78	1.89
Class C	1.78	1.89
Institutional	0.69	0.80
Service	1.19	1.30
Class IR	0.78	0.89

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

CURRENCY ALLOCATION[6]
	Percentage of Net Assets
	as of 3/31/13	as of 3/31/12
U.S. Dollar[7]	56.7%	39.6%
Euro	28.2	32.4
Japanese Yen	7.1	17.8
British Pound	2.7	6.6
Canadian Dollar	2.4	2.8
Swedish Krona	1.1	0.7
South African Rand	1.0	1.1
Mexican Peso	0.9	0.5
South Korean Won	0.8	0.5
Australian Dollar	0.7	0.9
Danish Krone	0.6	0.4
Russian Ruble	0.3	0.0
Polish Zloty	0.0	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included, the percentages for 3/31/13 and 3/31/12 would have been 56.7% and 42.7%, respectively.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on April 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Global Aggregate Bond Index (USD hedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2003 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 1991)
Excluding sales charges	6.32%	5.34%	4.47%	5.83%
Including sales charges	2.35%	4.54%	4.07%	5.64%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	5.55%	4.54%	3.86%	5.11%
Including contingent deferred sales charges	0.28%	4.13%	3.86%	5.11%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.57%	4.56%	3.72%	4.32%
Including contingent deferred sales charges	4.51%	4.56%	3.72%	4.32%

Institutional (Commenced August 1, 1995)	6.69%	5.70%	4.88%	6.15%

Service (Commenced March 12, 1997)	6.16%	5.17%	4.35%	5.03%

Class IR (Commenced July 30, 2010)	6.51%	N/A	N/A	4.50%

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 10.80%, 9.86%, 11.18%, 11.07% and 10.45%, respectively. These returns compare to the 0.38% average annual total return of the Fund’s benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”) during the same period.* To compare, the Fund’s former benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), posted a 3.77% average annual total return during the Reporting Period.

We note that the Fund’s benchmark is now the LIBOR Index rather than the Barclays Index, and this change is a means of emphasizing that the Fund has an unconstrained strategy. All that said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector and collateralized strategies contributed the most positively to Fund performance. Our cross-sector strategy is one in which we invest Fund assets based on a discipline of valuing each fixed income sector in the context of all investment opportunities within the Fund’s universe. Our collateralized strategy reflects any active views we take on securitized bonds, such as non-agency mortgage-backed securities.

*	Effective July 27, 2012, the Fund’s benchmark was changed. The Investment Adviser believes the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index is a more appropriate benchmark against which to measure the Fund’s performance.

These contributing factors were only somewhat offset by the detracting effect on performance of the Fund’s short Japanese interest rates position within our duration strategy. With the Bank of Japan retaining an easing bias and increasing asset purchases, Japanese interest rates tightened during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s exposure to non-agency residential mortgage-backed securities and to corporate bonds contributed most significantly to returns, as these sectors performed well on strong U.S. housing data, healthy corporate balance sheets and increased risk appetite among investors.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s tactical duration and yield curve positioning contributed positively to results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund benefited early in the Reporting Period by being short 10-year and 30-year U.S. Treasury futures and again toward the middle of the Reporting Period by our shifting of its exposure long the intermediate portion of the U.S. Treasury yield curve. We remained long the intermediate portion and short the long-term end of the U.S. Treasury yield curve for several months, as, in our view, the potential for unlimited Federal Reserve (“Fed”) purchases through the third round of quantitative easing, dubbed QE3, increased inflation expectations at the long end of the yield curve. In January 2013 we moved broadly short the U.S. Treasury yield curve, with the exception of an increased long position at the five-year segment of the curve. This positioning benefited Fund performance, as strong U.S. economic data contributed to a rise in U.S. Treasury rates during the first quarter of 2013.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors. As macro events unfolded and market conditions shifted, we tactically adjusted the Fund’s duration and sector positioning. For example, in April 2012, we shifted the Fund’s duration positioning from a short duration position relative to the benchmark index to a long duration position relative to the benchmark index. In May and June, we reduced the portfolio’s risk exposure heading into a period of uncertainty, by reducing allocations to select sectors, including high yield and investment grade corporate securities. Then in July, we tactically increased the Fund’s exposure to high yield and investment grade corporate credit. In July and early August, we tactically reduced the Fund’s exposure to agency mortgage-backed securities and then reversed that position, increasing exposure to agency mortgage-backed securities in late August and through September as the Fed announced QE3. Through the end of 2012, we maintained significant exposure to corporate credit and to both agency and non-agency mortgage-backed securities, as the U.S. housing market demonstrated strong signs of recovery, corporate fundamentals were strong, and investors increasingly purchased risk assets in search of yield as government buying kept rates pinned low. Through the first quarter of 2013, we modestly tapered the Fund’s mortgage-backed securities and corporate credit exposure as we sought to lock in some gains and reduce risk slightly as the effects of fiscal tightening began to be felt.

Q	How was the Fund positioned at the end of March 2013?

A	At the end of March 2013, the Fund had the majority of its total net assets invested in agency and non-agency mortgage-backed securities and in high yield corporate bonds. The Fund also maintained exposure at the end of the Reporting Period to collateralized loan obligations, emerging market debt, investment grade corporate bonds, government bonds, corporate bank loans, covered bonds, commercial mortgage-backed securities and asset-backed securities. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also had a sizable position in cash and cash equivalents at the end of the Reporting Period.

The Fund’s largest duration position was its short Japanese duration positioning. The Fund had more modest short duration positions in Canada, where we anticipate a steepening of the yield curve, and in the U.S., where positive economic data are likely, in our view, to drive an increase in rates. The Fund maintained a significant long duration position in Europe at the end of the Reporting Period, with uncertainty over Italian political elections and possible contagion from the Cyprus bailout likely, we believe, to support a flight to quality. The Fund had a long duration overall relative to the benchmark index at the end of the Reporting Period.

From a currency perspective, the Fund maintained long currency positions in the U.S. dollar and, to a significantly more modest degree, in the euro and the Mexican peso. The Fund remained short the Swiss franc, the Australian dollar and the British pound sterling at the end of the Reporting Period.

FUND BASICS

Strategic Income Fund

as of March 31, 2013

PERFORMANCE REVIEW
April 1, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	Barclays U.S. Aggregate Bond Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	10.80%	0.38%	3.77%	2.03%	2.03%
Class C	9.86	0.38	3.77	1.35	1.35
Institutional	11.18	0.38	3.77	2.45	2.45
Class IR	11.07	0.38	3.77	2.36	2.36
Class R	10.45	0.38	3.77	1.89	1.89

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgagebacked and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect expense reductions.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/13	One Year	Since Inception	Inception Date
Class A	6.69%	3.83%	6/30/10
Class C	8.83	4.50	6/30/10
Institutional	11.18	5.63	6/30/10
Class IR	11.07	5.54	6/30/10
Class R	10.45	5.00	6/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.00%	1.00%
Class C	1.75	1.75
Institutional	0.66	0.66
Class IR	0.75	0.75
Class R	1.25	1.25

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least July 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association and Federal Home Loan Mortgage Corp. GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2013

The following graph shows the value, as of March 31, 2013, of a $10,000 investment made on June 30, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s former and current benchmarks, the Barclays U.S. Aggregate Bond Index and the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, respectively, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Strategic Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2010 through March 31, 2013.

Average Annual Total Return through March 31, 2013	One Year	Since Inception
Class A (Commenced June 30, 2010)
Excluding sales charges	10.80%	5.28%
Including sales charges	6.69%	3.83%

Class C (Commenced June 30, 2010)
Excluding contingent deferred sales charges	9.86%	4.50%
Including contingent deferred sales charges	8.83%	4.50%

Institutional (Commenced June 30, 2010)	11.18%	5.63%

Class IR (Commenced June 30, 2010)	11.07%	5.54%

Class R (Commenced June 30, 2010)	10.45%	5.00%

PORTFOLIO RESULTS

Goldman Sachs World Bond Fund

Investment Objective

The Fund seeks total return, emphasizing current income, and, to a lesser extent, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs World Bond Fund’s (the “Fund”) performance and positioning for the period since its inception on November 30, 2012 through March 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -0.69%, -0.89%, -0.58%, -0.60% and -0.78%, respectively. These returns compare to the -0.92% cumulative total return of the Fund’s benchmark, the Barclays Global Sovereign Fiscal Strength Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our currency strategy contributed most positively to the Fund’s performance during the Reporting Period. Our country strategy added value as well. Such positive contributors were partially offset by our duration positioning, which detracted from the Fund’s results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

More specifically, in our currency strategy, the Fund’s underweighted position in the Japanese yen contributed most. The Bank of Japan adopted an aggressive accommodative policy stance during the Reporting Period, given the return to power of the Liberal Democratic Party (“LDP”) under Prime Minister Shinzo Abe in Japan and LDP’s calls for both more accommodative monetary policy and fiscal stimulus. The Bank of Japan’s more aggressive monetary policy ensured that Japanese bond yields remained low and helped the Japanese yen depreciate as a support to its exports. Indeed, the Japanese yen was the worst performing G10 currency during the Reporting Period. (The G10 are actually eleven industrialized nations that meet on an annual basis to consult each other and to debate and cooperate on international financial matters.)

An overweight position in the Mexican peso and an underweight position in the Swiss franc also boosted the Fund’s relative results. Conversely, overweighted positions in the New Taiwan dollar, Indonesian rupiah and the Polish zloty detracted, offsetting some of the outperformance.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund was invested primarily in fixed income instruments issued by U.S. and non-U.S. governments and in sovereign-related debt. During the Reporting Period, global government bond markets actually posted positive returns in aggregate during the Reporting Period, as measured by the JP Morgan Global Government Bond Index (in local currency terms, developed markets only), as uncertainty surrounding global economic growth remained at the forefront of investor concerns. Strong returns in Japan and Europe outweighed a moderate sell-off in the U.S. The U.S. Treasury yield curve steepened during the Reporting Period, meaning U.S. Treasury yields ended the Reporting Period higher, with the exception of the short-term end of the yield curve, as riskier assets rallied on continuing positive U.S. economic data. The spread, or yield differential, between two-year and 30-year U.S. Treasury yields ended the Reporting period wider at 286 basis points, reaching its highest point earlier in March 2013 at 301 basis points. (A basis point is 1/100th of a percentage point.) As mentioned earlier, the Bank of Japan adopted an aggressive accommodative monetary policy stance, which ensured that Japanese bond yields remained low.

Emerging market sovereign spreads overall tightened, closing the Reporting Period at 257 basis points over U.S. Treasuries. However, Argentina was the most significant underperformer as the possibility of a technical default drove

PORTFOLIO RESULTS

spreads wider. South African local debt also performed poorly, as the South African rand depreciated versus the U.S. dollar. The economic growth outlook for South Africa deteriorated, driven by ongoing unrest involving its mining sector and high levels of unemployment there.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning detracted from results during the Reporting Period. Overall, the Fund maintained a shorter duration than the Barclays Index during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets.

Within the strategy, the Fund’s short duration positioning in the U.S. and Japan relative to the Barclays Index detracted, although this was partially offset by the positive contribution made by the Fund’s longer-than-Barclays Index duration positioning in Europe. We maintained comparatively short duration positioning in the U.S. because we believed that a more sustained U.S. recovery was beginning to shine through and that easing credit conditions may support a recovery in housing and expansion plans in the corporate sector. The Fund’s duration positioning in Japan was based on our expectation that Prime Minister Shinzo Abe’s reflation policies may weigh on Japanese government bonds. Following weeks of political pressure, the Bank of Japan adopted a 2% inflation target in January 2013. Europe’s economy remained in or close to recession and thus we maintained a longer duration positioning there relative to the Barclays Index.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies, especially our country strategy.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Given the Fund’s launch on November 30, 2012, it was not so much a matter of making changes during the Reporting Period but of building the portfolio in accordance with the Fund’s principal investment strategies.

Of particular note, in our view, was our purchase of some Mexican bonds during the Reporting Period. Three key factors underpinned our constructive view on the Mexican peso. First, we believed Mexico’s close ties to the U.S. economy, via exports, put it on a better growth trajectory than many other emerging market countries. While the global macroeconomic backdrop remains uncertain, we believe the U.S. should produce positive, albeit subpar, economic growth over the near term, in contrast to the many zero-growth or contracting economies in the developed world. Second, wage growth in Mexico has been subdued, making the country, in our view, an attractive destination for investment and an alternative to China, where double-digit wage growth has dampened margins for foreign manufacturers. Third, Mexico has struggled to make its oil sector efficient due to government ownership and lack of spending on exploration and infrastructure. With the recent inauguration of new President Enrique Peña Nieto, we believe one of the Mexican government’s key priorities should be the opening up of its oil sector, prompting perhaps a pick-up in foreign direct flows and, in turn, demand for the peso.

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of March 2013?

A	At the end of March 2013, the Fund had an underweighted allocation relative to the Barclays Index in U.S. Treasuries. The Fund also had a slight underweighted exposure relative to the benchmark index in emerging market debt. The Fund had an overweight in foreign sovereign bonds and, to a lesser extent, in agency government-guaranteed securities in duration terms relative to the Barclays Index.

From a country perspective, the Fund was overweight relative to the Barclays Index in the U.S. and, to a more modest degree, in the U.K. at the end of March 2013. The Fund was underweight relative to the benchmark index in Japan. Overall, the Fund was neutral to the Barclays Index in Europe, but within the continent, the Fund was overweight relative to the Barclays Index in Germany and Italy and was underweight relative to the benchmark index in France and Spain. The Fund was also neutral to the Barclays Index in Australia, Canada, Denmark, Norway and Sweden at the end of the Reporting Period.

The Fund had a shorter duration than the Barclays Index at the end of the Reporting Period. We maintained the Fund’s shorter U.S. duration because we believe U.S. interest rates were unattractive at levels seen at the end of the Reporting Period. Our expectation is that U.S. economic growth is likely to strengthen in 2013, which could lead to inflation concerns in the near term and an actual increase in inflation over the longer term. We believe the Fed is likely to continue to anchor short-term interest rates at low levels, but we believe long-term interest rates are likely to rise as growth strengthens and inflation risks emerge. We maintained the Fund’s short Japan duration as we see potential for Japanese government bond yields to rise from their historic lows given economic conditions there.

Toward the end of the Reporting Period, we shifted to a more constructive view of the euro, based on improvement in current accounts and our sense that the currency’s recent depreciation already priced in a highly pessimistic outlook. We tempered our negative view of central and eastern European currencies on the basis that their exposure to German economic growth may prove beneficial.

FUND BASICS

World Bond Fund

as of March 31, 2013

PERFORMANCE REVIEW
November 30, 2012– March 31, 2013	Fund Total Return (based on NAV)[1]	Barclays Global Sovereign Fiscal Strength Index	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.69%	-0.92%	0.83%	-1.39%
Class C	-0.89	-0.92	0.17	-2.18
Institutional	-0.58	-0.92	1.20	-1.10
Class IR	-0.60	-0.92	1.11	-1.19
Class R	-0.78	-0.92	0.58	-1.71

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Global Sovereign Fiscal Strength Index family is a new rules-based alternative weight benchmark offering that uses fundamental measures of fiscal sustainability to depart from market capitalization country weights in existing bond indices. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/13	Since Inception	Inception Date
Class A	-4.42%	11/30/12
Class C	-1.88	11/30/12
Institutional	-0.58	11/30/12
Class IR	-0.60	11/30/12
Class R	-0.78	11/30/12

[4]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.04%	2.82%
Class C	1.79	3.57
Institutional	0.70	2.48
Class IR	0.79	2.57
Class R	1.29	3.07

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least November 30, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION[6]
Percentage of Net Assets As of March 31, 2013
U.S. Dollar[7]	37.0%
Euro	19.1
Japanese Yen	5.4
Russian Ruble	5.2
British Pound	5.0
Mexican Peso	4.7
Australian Dollar	2.6
Canadian Dollar	2.0
Norwegian Krone	1.9
Turkish Lira	1.9
Other Currencies	11.6

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	This figure represents the value excluding short-term obligations. If short-term obligations had been included, the percentage for March 31, 2013 would have been 37.8%.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 35.5%
	Automotive – 0.4%
	Ford Motor Credit Co. LLC
	$3,575,000	3.984%		06/15/16	$3,785,364
	1,875,000	8.000		12/15/16	2,248,284

					6,033,648

	Banks – 13.0%
	Abbey National Treasury Services PLC
	1,750,000	2.875		04/25/14	1,773,749
GBP	1,600,000	2.110	(a)	02/16/15	2,481,731
	ABN AMRO Bank NV(a)(b)
	$3,850,000	1.003		01/17/17	3,844,148
	ANZ Capital Trust II(b)(c)
	4,525,000	5.360		12/15/49	4,592,875
	Bank of America Corp.
	1,650,000	6.000		09/01/17	1,912,206
	3,250,000	5.750		12/01/17	3,750,550
	4,650,000	5.700		01/24/22	5,435,436
	3,475,000	3.300		01/11/23	3,415,080
	Bank of Scotland PLC(c)
	3,900,000	5.250		02/21/17	4,464,412
	Barclays Bank PLC(c)
	2,725,000	6.050		12/04/17	3,037,326
	BB&T Corp.(b)
	2,025,000	1.600		08/15/17	2,041,474
	Capital One Financial Corp.
	2,225,000	1.000		11/06/15	2,216,688
	Citigroup, Inc.
	7,125,000	5.000		09/15/14	7,525,504
	1,000,000	3.375		03/01/23	1,006,314
	Commonwealth Bank of Australia(a)(b)(c)
	3,740,000	6.024		03/15/49	3,889,600
	Compass Bank
	1,950,000	5.500		04/01/20	2,027,890
	Discover Bank
	492,000	8.700		11/18/19	656,063
	Discover Financial Services(b)
	1,583,000	3.850		11/21/22	1,626,713
	DnB Boligkreditt AS(c)
	600,000	2.100		10/14/15	620,820
	8,100,000	2.900		03/29/16	8,592,035
	5,400,000	1.450		03/21/19	5,424,208
	ING Bank NV(c)
	4,500,000	2.000		09/25/15	4,572,000
	Intesa Sanpaolo SPA
	1,475,000	3.125		01/15/16	1,439,067
	3,675,000	3.875		01/16/18	3,530,248
	JPMorgan Chase & Co.
	5,600,000	4.350		08/15/21	6,151,774
	1,625,000	3.250		09/23/22	1,619,809
	Nordea Bank AB(c)
	2,825,000	4.250		09/21/22	2,889,342
	Northern Rock Asset Management PLC(c)
	8,900,000	5.625		06/22/17	10,345,963
	Regions Bank
	1,575,000	7.500		05/15/18	1,927,406

	Corporate Obligations – (continued)
	Banks – (continued)
	Regions Financial Corp.
	$3,475,000	5.750%		06/15/15	$3,744,313
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	3,650,000	7.191		07/30/49	3,960,250
	Royal Bank of Scotland PLC
	2,825,000	2.550		09/18/15	2,905,740
	Santander Holdings USA, Inc.(b)
	1,400,000	3.000		09/24/15	1,430,429
	Sovereign Bank
	975,000	8.750		05/30/18	1,176,233
	Sparebank 1 Boligkreditt AS(c)
	19,200,000	2.625		05/27/16	20,189,539
	11,000,000	2.300		06/30/17	11,466,103
	8,500,000	1.750		11/15/19	8,422,650
	Stadshypotek AB(c)
	5,500,000	1.875		10/02/19	5,515,950
	Standard Chartered PLC(c)
	1,700,000	5.500		11/18/14	1,821,210
	2,550,000	3.950		01/11/23	2,539,645
	SunTrust Banks, Inc.(b)
	2,450,000	3.600		04/15/16	2,616,098
	Swedbank AB(c)
	5,075,000	1.750		03/12/18	5,055,005
	U.S. Bancorp
	3,750,000	3.442		02/01/16	3,923,920
	UBS AG
	1,125,000	7.625		08/17/22	1,257,023
	Union Bank NA
	4,800,000	2.125		06/16/17	4,940,956

					183,775,495

	Brokerage – 1.2%
	Merrill Lynch & Co., Inc.
	2,950,000	6.400		08/28/17	3,454,323
	Morgan Stanley, Inc.
	925,000	4.750		03/22/17	1,019,729
	2,150,000	6.250	(b)	08/28/17	2,499,191
	1,350,000	5.950		12/28/17	1,563,280
	5,625,000	6.625	(b)	04/01/18	6,722,745
	975,000	5.500	(b)	07/24/20	1,119,510

					16,378,778

	Chemicals(b) – 0.6%
	Eastman Chemical Co.
	1,925,000	2.400		06/01/17	1,994,411
	1,650,000	4.800		09/01/42	1,704,956
	Ecolab, Inc.
	4,650,000	1.450		12/08/17	4,619,911

					8,319,278

	Consumer Products(b) – 0.3%
	Avon Products, Inc.
	3,425,000	4.600		03/15/20	3,585,527

	Distributor(b)(c) – 0.1%
	Ras Laffan Liquefied Natural Gas Co. Ltd. III
	1,700,000	5.500		09/30/14	1,802,000

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric(b) – 0.3%
Ipalco Enterprises, Inc.
$1,175,000	5.000%		05/01/18	$1,271,938
PPL WEM Holdings PLC(c)
2,290,000	5.375		05/01/21	2,617,662
Puget Sound Energy, Inc.(a)
880,000	6.974		06/01/67	942,700

				4,832,300

Energy – 3.7%
Anadarko Petroleum Corp.(b)
1,330,000	6.375		09/15/17	1,586,008
BG Energy Capital PLC(a)(b)
3,375,000	6.500		11/30/72	3,651,146
BP Capital Markets PLC
1,925,000	3.200		03/11/16	2,048,364
4,000,000	4.500	(b)	10/01/20	4,570,638
3,967,000	3.245	(b)	05/06/22	4,088,688
Dolphin Energy Ltd.(c)
1,323,525	5.888	(b)	06/15/19	1,500,216
1,760,000	5.500		12/15/21	2,057,856
Gaz Capital SA for Gazprom(d)
2,690,000	9.250		04/23/19	3,490,275
Nexen, Inc.(b)
1,879,000	6.400		05/15/37	2,420,036
1,800,000	7.500		07/30/39	2,632,663
PTTEP Canada International Finance Ltd.(c)
2,490,000	5.692		04/05/21	2,869,992
Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
1,850,000	4.199		03/06/22	1,838,437
Rowan Cos., Inc.(b)
3,400,000	4.875		06/01/22	3,679,715
TNK-BP Finance SA
1,570,000	7.875		03/13/18	1,891,850
Transocean, Inc.(b)
1,000,000	4.950		11/15/15	1,083,086
1,225,000	6.000		03/15/18	1,384,983
5,620,000	6.500		11/15/20	6,471,386
1,275,000	6.375		12/15/21	1,480,466
Transportadora de Gas Internacional SA ESP(b)
1,020,000	5.700		03/20/22	1,111,476
Weatherford International Ltd.(b)
1,921,000	9.625		03/01/19	2,508,388

				52,365,669

Food & Beverage – 2.4%
Anadolu Efes Biracilik Ve Malt Sanayii AS(c)
1,400,000	3.375		11/01/22	1,333,500
Anheuser-Busch InBev Worldwide, Inc.(b)
3,100,000	1.375		07/15/17	3,127,309
Cargill, Inc.(b)(c)
1,100,000	6.625		09/15/37	1,432,682
ConAgra Foods, Inc.(b)
3,475,000	1.900		01/25/18	3,509,600
Diageo Capital PLC(b)
2,850,000	1.500		05/11/17	2,886,055

Corporate Obligations – (continued)
Food & Beverage – (continued)
Heineken NV(b)(c)
$2,425,000	3.400%		04/01/22	$2,518,632
Kraft Foods Group, Inc.
2,350,000	2.250		06/05/17	2,437,196
Mondelez International, Inc.
1,605,000	5.375		02/10/20	1,904,187
1,975,000	6.500		02/09/40	2,556,594
Pernod-Ricard SA(b)(c)
5,425,000	4.450		01/15/22	5,958,310
SABMiller Holdings, Inc.(b)(c)
5,225,000	3.750		01/15/22	5,592,573

				33,256,638

Health Care – Medical Products(b) – 0.1%
DENTSPLY International, Inc.
1,550,000	2.750		08/15/16	1,589,941

Health Care – Services(b) – 0.5%
Coventry Health Care, Inc.
1,606,000	6.300		08/15/14	1,718,341
Express Scripts Holding Co.
5,050,000	3.125		05/15/16	5,342,795

				7,061,136

Home Construction(b) – 0.3%
MDC Holdings, Inc.
1,950,000	5.625		02/01/20	2,154,750
1,575,000	6.000		01/15/43	1,543,500

				3,698,250

Life Insurance(b) – 1.5%
American International Group, Inc.
1,200,000	2.375		08/24/15	1,229,016
Genworth Financial, Inc.
875,000	8.625		12/15/16	1,056,562
800,000	7.200		02/15/21	936,000
1,425,000	7.625		09/24/21	1,713,562
Hartford Financial Services Group, Inc.
884,000	6.000		01/15/19	1,057,451
Nippon Life Insurance Co.(a)(c)
4,550,000	5.000		10/18/42	4,635,312
Principal Financial Group, Inc.
2,400,000	3.125		05/15/23	2,403,171
Prudential Financial, Inc.(a)
2,800,000	5.625		06/15/43	2,912,000
The Northwestern Mutual Life Insurance Co.(c)
3,600,000	6.063		03/30/40	4,520,344

				20,463,418

Media – Cable(b) – 0.2%
COX Communications, Inc.(c)
2,300,000	3.250		12/15/22	2,336,543
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
950,000	2.400		03/15/17	975,930

				3,312,473

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable(b) – 1.0%
QVC, Inc.(c)
$1,900,000	4.375	03/15/23	$1,917,644
NBCUniversal Media LLC
3,850,000	4.375%	04/01/21	4,332,012
News America, Inc.
3,800,000	6.150	02/15/41	4,542,374
WPP Finance UK
2,850,000	8.000	09/15/14	3,118,036

			13,910,066

Metals & Mining(b)(c) – 0.4%
Xstrata Finance Canada Ltd.
5,025,000	2.450	10/25/17	5,093,410

Noncaptive – Financial – 0.9%
Blackstone Holdings Finance Co. LLC(b)(c)
975,000	4.750	02/15/23	1,075,993
1,025,000	6.250	08/15/42	1,164,091
Carlyle Holdings Finance LLC(b)(c)
1,500,000	3.875	02/01/23	1,536,434
General Electric Capital Corp.
1,050,000	3.150	09/07/22	1,046,635
2,625,000	5.875	01/14/38	3,059,817
International Lease Finance Corp.
4,000,000	5.750	05/15/16	4,320,000

			12,202,970

Pharmaceuticals(b)(c) – 0.8%
AbbVie, Inc.
7,150,000	1.750	11/06/17	7,231,086
Mylan, Inc.
2,900,000	7.875	07/15/20	3,384,056

			10,615,142

Pipelines(b) – 1.5%
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,241,782
El Paso Pipeline Partners Operating Co. LLC
1,650,000	6.500	04/01/20	1,992,375
Energy Transfer Partners LP
1,750,000	5.950	02/01/15	1,895,526
Enterprise Products Operating LLC(a)
4,100,000	8.375	08/01/66	4,715,000
1,350,000	7.000	06/01/67	1,458,000
925,000	7.034	01/15/68	1,070,688
Tennessee Gas Pipeline Co.
1,450,000	8.375	06/15/32	2,067,550
TransCanada PipeLines Ltd.(a)
3,200,000	6.350	05/15/67	3,416,000

			20,856,921

Property/Casualty Insurance(b) – 0.5%
Arch Capital Group Ltd.
1,375,000	7.350	05/01/34	1,764,950
QBE Insurance Group Ltd.(a)(c)
3,150,000	5.647	07/01/23	3,139,161

Corporate Obligations – (continued)
Property/Casualty Insurance(b) – (continued)
Transatlantic Holdings, Inc.
$1,525,000	8.000	11/30/39	$2,128,005

			7,032,116

Real Estate Investment Trusts(b) – 2.5%
American Campus Communities Operating Partnership LP
1,450,000	3.750%	04/15/23	1,469,095
Camden Property Trust
3,575,000	5.700	05/15/17	4,090,710
Developers Diversified Realty Corp.
250,000	9.625	03/15/16	305,054
4,155,000	7.500	04/01/17	4,973,367
Duke Realty LP
2,600,000	4.375	06/15/22	2,781,956
HCP, Inc.
1,500,000	6.300	09/15/16	1,746,735
2,950,000	6.000	01/30/17	3,394,282
Health Care REIT, Inc.
2,125,000	2.250	03/15/18	2,131,442
1,557,000	4.125	04/01/19	1,695,802
Healthcare Trust of America Holdings LP(c)
2,275,000	3.700	04/15/23	2,269,390
Kilroy Realty LP
1,125,000	5.000	11/03/15	1,226,384
2,375,000	6.625	06/01/20	2,892,006
1,500,000	3.800	01/15/23	1,542,053
ProLogis LP
1,050,000	6.125	12/01/16	1,218,264
Ventas Realty LP/Ventas Capital Corp.
3,250,000	2.700	04/01/20	3,281,921

			35,018,461

Retailers(b) – 0.6%
CVS Caremark Corp.
1,875,000	4.125	05/15/21	2,088,998
LVMH Moet Hennessy Louis Vuitton SA(c)
2,675,000	1.625	06/29/17	2,705,744
Staples, Inc.
1,325,000	2.750	01/12/18	1,341,383
Walgreen Co.
1,750,000	1.800	09/15/17	1,776,048
1,550,000	3.100	09/15/22	1,533,749

			9,445,922

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
4,200,000	5.600	09/01/20	4,875,284

Technology – Hardware(b) – 0.5%
Hewlett-Packard Co.
2,775,000	3.000	09/15/16	2,861,909
1,425,000	2.600	09/15/17	1,436,742
514,000	4.300	06/01/21	520,000
NetApp, Inc.
2,575,000	2.000	12/15/17	2,568,793

			7,387,444

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Tobacco(b)(c) – 0.4%
	Imperial Tobacco Finance PLC
	$4,920,000	2.050%	02/11/18	$4,950,898
	1,275,000	3.500	02/11/23	1,286,271

				6,237,169

	Transportation(b)(c) – 0.5%
	ERAC USA Finance LLC
	1,950,000	3.300	10/15/22	1,964,459
	Penske Truck Leasing Co. LP / PTL Finance Corp.
	3,000,000	3.125	05/11/15	3,104,061
	2,025,000	2.500	03/15/16	2,074,119

				7,142,639

	Wireless Telecommunications(b) – 0.2%
	American Tower Corp.
	3,025,000	3.500	01/31/23	2,990,217

	Wirelines Telecommunications(b) – 0.8%
	AT&T, Inc.
	6,975,000	2.950	05/15/16	7,335,545
	2,575,000	2.625	12/01/22	2,492,457
	Telefonica Emisiones SAU
	1,450,000	5.462	02/16/21	1,551,500

				11,379,502

	TOTAL CORPORATE OBLIGATIONS
	(Cost $477,004,958)			$500,661,814

	Mortgage-Backed Obligations – 29.8%
	Adjustable Rate Non-Agency(a) – 2.5%
	Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$2,610,011	0.620%	09/20/66	$2,453,133
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	1,154,972	0.500	09/20/66	1,083,719
	Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	2,468,266	0.520	09/20/66	2,312,083
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	3,710,658	0.734	12/20/54	5,537,131
	Granite Master Issuer PLC Series 2006-2, Class A5
EUR	4,182,351	0.319	12/20/54	5,280,037
	Granite Master Issuer PLC Series 2006-3, Class A4
	$10,440,156	0.283	12/20/54	10,257,701
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	660,371	0.339	12/20/54	833,690
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$3,333,303	0.343	12/20/54	3,275,049
	Granite Mortgages PLC Series 2003-3, Class 3A
GBP	532,185	0.891	01/20/44	802,575
	Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	$972,264	0.443	01/19/36	615,658
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	1,825,423	1.025	12/25/46	959,464
	Sequoia Mortgage Trust Series 2003-4, Class 1A2
	1,432,914	0.817	07/20/33	1,337,878

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
	$81,861	2.478%	02/25/33	$82,166

	TOTAL ADJUSTABLE RATE NON-AGENCY			$34,830,284

	Collateralized Mortgage Obligations – 0.9%
	Interest Only(a)(e) – 0.0%
	CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X
	257,696	0.000	11/25/32	—
	CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
	818,118	0.000	07/25/33	1
	CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
	1,047,206	0.605	08/25/33	1
	Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0
	1,822,393	0.755	06/25/33	1,089

				1,091

	Inverse Floaters(a) – 0.1%
	GNMA Series 2001-48, Class SA
	67,245	25.827	10/16/31	103,977
	GNMA Series 2001-51, Class SA
	131,600	31.619	10/16/31	222,020
	GNMA Series 2001-51, Class SB
	136,002	25.827	10/16/31	209,547
	GNMA Series 2002-13, Class SB
	170,467	36.618	02/16/32	291,560

				827,104

	Planned Amortization Class – 0.0%
	FHLMC REMIC Series 2639, Class UL
	33,447	4.750	03/15/22	34,186
	FNMA REMIC Series 2003-134, Class ME
	84,430	4.500	06/25/33	88,614
	FNMA REMIC Series 2004-64, Class BA
	59,773	5.000	03/25/34	62,203

				185,003

	Sequential Fixed Rate – 0.8%
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	6,876,959	2.650	10/29/20	7,232,498
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	649,734	1.840	10/07/20	658,287
	NCUA Guaranteed Notes Series A4
	3,500,000	3.000	06/12/19	3,786,440

				11,677,225

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$12,690,423

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 4.1%
Sequential Fixed Rate – 3.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K019, Class A2
$1,500,000	2.272%	03/25/22	$1,501,644
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
1,700,000	2.373	05/25/22	1,704,626
FHLMC Multifamily Structured Pass-Through Certificates Series KSMC, Class A2
3,300,000	2.615	01/25/23	3,304,798
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	9,694,617
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	6,592,610
UBS Barclays Commercial Mortgage Trust Series 2012-C3, Class A4
9,850,000	3.091	08/10/49	10,131,504
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
9,000,000	5.509	04/15/47	10,280,041

			43,209,840

Sequential Floating Rate(a) – 1.0%
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,000,000	5.982	08/10/45	3,433,087
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	11,055,729

			14,488,816

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$57,698,656

Federal Agencies – 22.3%
Adjustable Rate FNMA(a) – 1.0%
$14,635	2.339%	06/01/33	$15,416
2,195,625	2.733	07/01/34	2,349,968
5,359,048	2.631	09/01/34	5,699,894
4,250,312	2.764	05/01/35	4,559,238
1,391,732	2.318	06/01/35	1,450,858

			14,075,374

FHLMC – 2.8%
33,282	6.500	12/01/13	33,560
321	7.000	10/01/14	330
27,368	6.000	12/01/14	27,810
2,622	7.000	05/01/15	2,711
10,718	8.000	07/01/15	11,185
3,912	7.000	02/01/16	4,177
6,153	7.000	03/01/16	6,489
180,993	7.500	05/01/16	192,207
1,524	5.000	01/01/17	1,627
11,463	5.000	02/01/17	12,244
8,641	5.000	03/01/17	9,228
989	5.000	04/01/17	1,056
67,876	5.000	09/01/17	72,495
163,530	5.000	10/01/17	174,649
527	7.000	10/01/17	566

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$101,675	5.000%	11/01/17	$108,590
41,687	5.000	12/01/17	44,520
60,444	5.000	01/01/18	64,550
157,413	5.000	02/01/18	168,333
117,147	5.000	03/01/18	125,396
74,123	5.000	04/01/18	79,447
44,776	5.000	05/01/18	48,020
35,103	5.000	06/01/18	37,623
70,267	5.000	07/01/18	75,441
24,862	5.000	08/01/18	26,661
114,910	4.500	09/01/18	122,604
10,026	5.000	10/01/18	10,775
18,201	5.000	11/01/18	19,579
179,644	5.000	06/01/19	194,256
711,468	4.500	10/01/23	762,026
68,594	5.500	10/01/25	75,062
88,256	5.500	11/01/25	96,578
20,476	7.000	06/01/26	24,116
22,686	7.500	12/01/30	26,057
33,123	7.500	01/01/31	38,046
67,553	5.000	10/01/33	72,780
131,327	6.500	10/01/33	150,165
8,939	5.000	04/01/35	9,630
90,667	5.000	07/01/35	97,571
1,054,807	5.000	08/01/35	1,132,243
295,476	5.500	11/01/35	320,263
426,616	5.000	12/01/35	461,528
1,135	5.500	02/01/36	1,236
936,105	5.000	03/01/36	1,004,827
105,327	4.000	08/01/36	113,082
267,016	4.000	09/01/36	285,435
312,119	4.000	10/01/36	335,101
453,180	4.000	12/01/36	486,549
2,314,212	5.000	02/01/37	2,482,818
1,621,034	5.500	06/01/37	1,752,736
267,711	5.500	07/01/37	289,461
283,938	5.500	08/01/37	307,007
269,664	5.500	10/01/37	291,573
225,499	5.500	12/01/37	243,820
231,946	5.500	02/01/38	250,836
63,246	5.000	03/01/38	67,860
14,261	5.000	06/01/38	15,296
304,268	5.500	06/01/38	329,048
1,165,797	5.500	07/01/38	1,260,739
57,249	6.500	09/01/38	63,711
17,661	5.000	12/01/38	18,943
228,925	5.500	12/01/38	247,569
247,559	5.500	01/01/39	267,720
33,549	5.000	02/01/39	35,983
603,292	5.000	06/01/39	652,032
393,286	4.500	09/01/39	430,402
65,240	5.000	08/01/40	71,338
14,121	4.500	11/01/40	15,106
112,849	4.500	03/01/41	120,745
54,866	5.000	04/01/41	60,360
80,719	5.000	06/01/41	88,801

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,677,336	4.000%	11/01/41		$1,799,400
17,000,000	2.500	TBA-15yr	(f)	17,600,313
3,000,000	4.500	TBA-30yr	(f)	3,210,000

				39,142,041

FNMA – 17.9%
1,073,596	7.040	08/01/15		1,166,349
65,119	8.500	10/01/15		69,173
2,562	7.000	01/01/16		2,694
4,806,603	2.800	03/01/18		5,151,340
2,925,303	3.740	05/01/18		3,245,169
3,480,000	3.840	05/01/18		3,872,451
780,090	4.500	05/01/18		839,876
1,761,359	4.500	06/01/18		1,896,351
98,125	5.000	06/01/18		105,738
1,001,011	4.500	07/01/18		1,077,729
814,948	4.500	08/01/18		877,406
14,087	6.000	08/01/18		15,431
1,468	6.500	10/01/18		1,579
9,000,000	4.506	06/01/19		10,382,978
2,228,135	3.416	10/01/20		2,433,203
1,648,482	3.632	12/01/20		1,820,212
10,022,123	3.763	12/01/20		11,205,125
4,172,387	4.375	06/01/21		4,810,265
5,122,375	5.000	03/01/23		5,541,288
399,051	5.500	09/01/23		430,607
105,756	5.500	10/01/23		114,035
1,139,524	5.000	02/01/24		1,227,073
404,447	5.000	12/01/25		437,471
166,597	7.000	08/01/27		191,759
4,706	6.500	09/01/27		5,233
32,402	3.000	01/01/28		34,106
364,926	3.000	02/01/28		384,110
422,103	3.000	03/01/28		444,294
678,020	7.000	03/01/28		805,431
180,570	3.000	04/01/28		190,063
8,790	6.500	05/01/28		9,774
1,762	5.500	01/01/29		1,997
2,476,115	5.000	03/01/29		2,698,628
184	5.500	04/01/29		202
416,568	5.000	01/01/30		451,646
20,081	8.000	02/01/31		24,063
181,997	7.000	03/01/31		209,329
12,324	5.500	02/01/33		13,597
274,104	5.500	03/01/33		302,460
28,557	5.500	05/01/33		31,526
135,597	5.000	07/01/33		147,987
8,133	5.500	07/01/33		8,978
534,611	5.000	08/01/33		583,218
92,547	5.500	08/01/33		102,171
1,153,241	5.000	09/01/33		1,258,176
177,245	5.500	09/01/33		195,590
7,036	6.500	09/01/33		8,043
3,153	5.500	10/01/33		3,480
43,308	5.500	11/01/33		47,798
49,340	5.000	12/01/33		53,830

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$9,049	5.500%	12/01/33		$9,987
15,051	5.500	01/01/34		16,608
33,300	5.500	02/01/34		36,690
6,946	5.000	03/01/34		7,531
3,754	5.500	03/01/34		4,142
5,522	5.500	04/01/34		6,088
721,429	5.500	05/01/34		796,414
13,040	5.000	06/01/34		14,138
25,868	5.500	07/01/34		28,550
10,976	5.000	08/01/34		11,900
7,971	5.500	08/01/34		8,787
4,879	5.000	10/01/34		5,290
347	5.500	10/01/34		383
251,058	5.500	12/01/34		276,301
714	6.000	12/01/34		793
434,156	5.000	04/01/35		472,450
17,391	5.500	04/01/35		19,139
18,402	5.500	07/01/35		20,222
765	5.500	08/01/35		842
46,921	5.500	09/01/35		51,507
35,006	5.500	11/01/35		38,503
3,622	5.500	12/01/35		3,991
5,403	5.500	01/01/36		5,943
34,656	5.500	02/01/36		37,883
1,617,026	5.500	03/01/36		1,774,223
63,483	6.000	03/01/36		69,801
21,226	5.500	04/01/36		23,202
15,388	6.000	04/01/36		16,919
87,991	4.000	08/01/36		93,947
274,366	4.000	09/01/36		292,939
11,903	6.000	01/01/37		13,087
143,999	4.000	02/01/37		153,747
3,227	5.500	02/01/37		3,518
58,107	4.000	03/01/37		62,040
5,453	5.500	04/01/37		5,944
6,255	5.500	05/01/37		6,819
3,085	5.500	06/01/37		3,364
19,521	5.000	08/01/37		21,165
153	5.500	08/01/37		167
1,413	5.500	12/01/37		1,540
30,328	5.000	02/01/38		32,506
3,273	5.500	02/01/38		3,570
7,249	5.500	03/01/38		7,908
3,262	5.500	05/01/38		3,558
10,921	5.500	06/01/38		11,915
12,137	5.500	07/01/38		13,240
273	5.500	12/01/38		302
114,698	4.500	04/01/39		125,957
29,810	4.500	05/01/39		32,736
22,684	4.500	07/01/39		24,968
208,917	4.500	08/01/39		229,948
5,798,293	4.500	10/01/39		6,238,831
5,573,970	4.500	11/01/39		5,998,323
1,225,269	4.500	12/01/39		1,348,642
729,549	4.500	08/01/40		786,048
239,171	5.000	08/01/40		262,633

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$2,153,520	4.000%	09/01/40		$2,296,931
	2,173,885	4.500	10/01/40		2,342,240
	36,393	4.000	11/01/40		38,762
	1,939,435	4.000	12/01/40		2,068,590
	1,872,254	4.500	12/01/40		2,017,249
	328,763	4.500	02/01/41		354,585
	2,458,322	4.500	04/01/41		2,651,404
	4,166,847	4.500	05/01/41		4,494,119
	23,216,242	6.000	05/01/41		25,483,454
	2,850,498	4.500	07/01/41		3,075,896
	855,214	4.500	08/01/41		922,384
	3,922,218	4.500	09/01/41		4,232,512
	131,698	4.000	10/01/41		140,322
	839,260	4.500	10/01/41		905,177
	972,088	4.000	01/01/42		1,035,742
	2,146,850	4.500	03/01/42		2,340,223
	1,346,345	4.500	04/01/42		1,459,270
	3,908,798	3.500	10/01/42		4,128,110
	196,079	3.500	12/01/42		207,081
	20,000,000	2.500	TBA-30yr	(f)	19,825,000
	1,000,000	2.500	TBA-15yr	(f)	1,037,422
	6,000,000	3.000	TBA-30yr	(f)	6,187,031
	5,000,000	3.000	TBA-15yr	(f)	5,258,985
	46,000,000	3.500	TBA-30yr	(f)	48,565,475
	25,000,000	4.000	TBA-30yr	(f)	26,622,696
	1,000,000	5.500	TBA-30yr	(f)	1,090,625

					253,249,906

	GNMA – 0.6%
	1,589,331	3.950	07/15/25		1,728,938
	32,982	6.000	11/15/38		37,136
	7,000,000	2.500	TBA-30yr	(f)	6,952,812

					8,718,886

	TOTAL FEDERAL AGENCIES				$315,186,207

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $409,787,346)				$420,405,570

	Agency Debentures – 4.7%
	FHLB
	$2,400,000	5.000%	09/28/29		$3,019,181
	FHLMC
EUR	3,100,000	4.375	01/15/14		4,093,603
	$18,200,000	0.875	03/07/18		18,171,417
	9,500,000	2.375	01/13/22		9,886,697
	FNMA
	13,200,000	0.875	10/26/17		13,232,455
	6,600,000	0.875	02/08/18		6,592,785
	4,200,000	6.250	05/15/29		5,945,947
	Kommunalbanken AS(c)
	3,000,000	1.000	09/26/17		3,011,286
	Small Business Administration
	120,054	6.300	06/01/18		130,640

	Agency Debentures – 4.7%
	Tennessee Valley Authority
	$1,400,000	4.625%	09/15/60		$1,597,339

	TOTAL AGENCY DEBENTURES
	(Cost $64,405,643)				$65,681,350

	Asset-Backed Securities – 1.7%
	Home Equity – 0.7%
	Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
	$304,232	0.423%	12/15/29		$256,290
	Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(a)
	7,771,368	0.353	11/15/36		6,668,891
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	952,787	7.000	09/25/37		891,894
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	1,590,526	7.000	09/25/37		1,493,350
	Impac CMB Trust Series 2004-08, Class 1A(a)
	487,054	0.924	10/25/34		396,096

					9,706,521

	Student Loan(a) – 1.0%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A2
	5,548,025	0.444	06/27/22		5,542,528
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
	2,464,000	0.364	12/26/18		2,461,536
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	455,906	0.394	09/25/23		455,451
	College Loan Corp. Trust Series 2004-1, Class A4
	3,000,000	0.491	04/25/24		2,921,573
	Education Funding Capital Trust I Series 2004-1, Class A2
	1,064,992	0.440	12/15/22		1,062,336
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	1,500,000	0.518	05/25/36		1,377,022
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	335,577	0.401	10/28/26		334,534
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	628,821	0.417	03/01/25		626,084

					14,781,064

	TOTAL ASSET-BACKED SECURITIES
	(Cost $25,331,873)				$24,487,585

	Foreign Debt Obligations – 1.6%
	Sovereign – 1.4%
	Republic of Chile
	$2,240,000	3.625%	10/30/42		$2,066,400
	Republic of Colombia
	2,184,000	4.375	07/12/21		2,446,080
	Republic of Indonesia
	1,960,000	8.500	10/12/35		2,905,700
	Republic of Panama
	120,000	7.125	01/29/26		160,500

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of Slovenia
$1,300,000	5.500	(c)%	10/26/22	$1,228,500
1,480,000	5.500		10/26/22	1,398,600
Russian Federation
100,000	5.000		04/29/20	113,250
5,000,000	4.500		04/04/22	5,468,750
United Mexican States
4,050,000	4.750		03/08/44	4,201,875

				19,989,655

Supranational – 0.2%
Inter-American Development Bank
2,700,000	1.000		02/27/18	2,678,991

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $22,638,986)				$22,668,646

Municipal Debt Obligations – 0.7%
California – 0.4%
California State GO Bonds Build America Taxable Series 2009
$950,000	7.500%		04/01/34	$1,322,248
1,650,000	7.550		04/01/39	2,382,055
California State GO Bonds Build America Taxable Series 2010
1,645,000	7.950		03/01/36	2,058,208

				5,762,511

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
1,280,000	7.350		07/01/35	1,534,938

Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,700,000	6.270		02/15/50	2,030,735

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,456,171)				$9,328,184

Government Guarantee Obligations – 3.3%
Achmea Hypotheekbank NV(c)(g)
$571,000	3.200%		11/03/14	$594,868
BRFkredit AS(c)(g)
17,100,000	2.050		04/15/13	17,110,431
FIH Erhvervsbank AS(c)(g)
9,200,000	2.000		06/12/13	9,231,004
Israel Government AID Bond(h)
7,827,000	5.500		09/18/23	10,097,447
600,000	5.500		12/04/23	775,041
2,400,000	5.500		04/26/24	3,120,167
4,700,000	5.500		09/18/33	6,160,389

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $46,195,137)				$47,089,347

U.S. Treasury Obligations – 14.4%
United States Treasury Bonds
$3,900,000	3.125%		02/15/42	$3,919,032
4,250,000	3.000		05/15/42	4,160,197
10,500,000	2.750		08/15/42	9,738,435
4,500,000	2.750		11/15/42	4,169,475
700,000	3.125		02/15/43	701,120
United States Treasury Inflation Protected Securities
4,688,532	0.125		01/15/23	5,060,661
United States Treasury Notes
87,900,000	0.250	(i)	05/31/14	87,959,766
39,300,000	0.250		09/30/14	39,318,863
29,900,000	0.125		12/31/14	29,849,469
11,400,000	0.750		03/31/18	11,385,294
6,500,000	2.000		02/15/23	6,582,030

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $202,226,900)				$202,844,342

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 0.3%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
$8,600,000	4.070%		03/29/16	$208,369
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
9,300,000	3.590		03/22/16	323,876
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
8,300,000	3.570		02/22/16	281,788
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
6,500,000	3.633		02/19/16	209,711
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
7,800,000	3.625		02/22/16	253,639
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
8,300,000	3.645		02/16/16	263,367
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
26,400,000	1.950		10/26/15	148,099
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
26,300,000	2.030		10/26/15	139,356
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
25,500,000	1.855		11/02/15	156,529
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
7,700,000	3.610		02/16/16	251,162
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
13,900,000	3.620		03/07/16	462,752

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
$14,900,000	3.652%	02/22/16	$474,347
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
22,600,000	3.630	02/16/16	725,652

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $4,399,995)			$3,898,647

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $1,259,447,009)			$1,297,065,485

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(j) – 18.7%
Repurchase Agreement – 18.7%
Joint Repurchase Agreement Account II
$263,900,000	0.223%	04/01/13	$263,900,000
(Cost $263,900,000)

TOTAL INVESTMENTS – 110.7%
(Cost $1,523,347,009)			$1,560,965,485

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.7)%			(150,858,774)

NET ASSETS – 100.0%			$1,410,106,711

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $226,507,784, which represents approximately 16.1% of net assets as of March 31, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $136,350,359 which represents approximately 9.7% of net assets as of March 31, 2013.

(g)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $26,936,303, which represents approximately 1.9% of net assets as of March 31, 2013.
(h)	Guaranteed by the United States Government until maturity. Total market value of these securities amounts to $20,153,044, which represents approximately 1.4% of net assets as of March 31, 2013.
(i)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(j)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on pages 118-119.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	EUR/USD	06/19/13	$2,363,815	$7,134
Barclays Bank PLC	JPY/USD	06/19/13	1,189,762	9,762
BNP Paribas SA	EUR/USD	06/19/13	1,181,266	1,954
	USD/EUR	06/19/13	2,353,554	6,687
Citibank NA	AUD/USD	06/19/13	2,362,722	16,209
	GBP/USD	06/19/13	2,378,473	17,796
	JPY/USD	06/19/13	3,557,222	16,222
	NOK/EUR	06/19/13	1,171,005	13,182
	USD/EUR	04/15/13	14,554,992	216,731
	USD/EUR	06/19/13	2,347,141	14,877
Credit Suisse International (London)	CHF/EUR	06/19/13	4,682,739	21,372
Deutsche Bank AG (London)	NZD/USD	06/19/13	2,380,222	34,447
	USD/CHF	06/19/13	23,363,027	73,970
	USD/EUR	06/19/13	2,345,859	17,730
HSBC Bank PLC	NOK/EUR	06/19/13	4,693,000	25,897
	USD/EUR	06/19/13	1,169,723	11,320
JPMorgan Securities, Inc.	SEK/EUR	06/19/13	2,325,337	20,891
	USD/EUR	06/19/13	2,358,684	1,066
Morgan Stanley & Co.	EUR/SEK	06/19/13	2,348,114	14,418
	JPY/USD	06/19/13	10,651,481	36,481
Royal Bank of Canada	CAD/USD	06/19/13	11,843,784	45,784
	USD/EUR	06/19/13	2,342,011	19,768
Royal Bank Of Scotland PLC	GBP/USD	06/19/13	2,375,435	17,478
State Street Bank	USD/EUR	06/19/13	8,188,059	77,956
UBS AG (London)	USD/EUR	06/19/13	1,172,288	13,837
	USD/SEK	06/19/13	2,886,093	69,023
Westpac Banking Corp.	AUD/USD	06/19/13	2,355,478	10,993
	NZD/AUD	06/19/13	4,665,419	14,195
	NZD/USD	06/19/13	3,528,721	9,961
TOTAL				$857,141

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	USD/GBP	06/19/13	$1,192,274	$(11,752)
Barclays Bank PLC	EUR/USD	06/19/13	1,766,127	(10,138)
	USD/JPY	06/19/13	1,213,439	(28,439)
Citibank NA	EUR/GBP	06/19/13	5,390,064	(123,496)
	EUR/USD	06/19/13	4,666,065	(56,702)
	USD/EUR	06/19/13	2,358,684	(2,153)
Credit Suisse International (London)	CHF/USD	06/19/13	2,823,109	(6,891)
	EUR/USD	06/19/13	2,331,750	(40,567)
	USD/CAD	06/19/13	2,488,688	(26,423)
Deutsche Bank AG (London)	EUR/USD	06/19/13	2,344,576	(44,620)
JPMorgan Securities, Inc.	EUR/USD	06/19/13	2,318,924	(45,307)
	JPY/EUR	06/19/13	2,366,380	(15,278)
	USD/GBP	06/19/13	2,413,406	(41,311)
	USD/NZD	06/19/13	6,204,553	(91,293)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Canada	USD/CAD	06/19/13	$3,578,297	$(24,297)
	USD/GBP	05/10/13	7,958,042	(6,572)
Royal Bank of Scotland PLC	CHF/USD	06/19/13	3,911,012	(2,988)
	EUR/USD	06/19/13	588,709	(2,305)
	GBP/USD	06/19/13	4,711,381	(3,737)
	SEK/EUR	06/19/13	1,169,723	(597)
	USD/JPY	06/19/13	7,438,702	(148,000)
State Street Bank	EUR/NOK	06/19/13	6,095,241	(28,934)
	EUR/USD	06/19/13	9,445,480	(185,577)
	NOK/EUR	06/19/13	4,714,804	(12,478)
	USD/JPY	06/19/13	2,392,377	(28,377)
UBS AG (London)	AUD/CHF	06/19/13	2,363,184	(462)
	CHF/USD	06/19/13	3,518,634	(22,866)
	EUR/CHF	06/19/13	4,705,547	(21,525)
	USD/CHF	06/19/13	2,379,122	(5,122)
	USD/GBP	06/19/13	1,184,680	(4,380)
	USD/JPY	06/19/13	1,187,081	(8,081)
Westpac Banking Corp.	USD/AUD	06/19/13	6,578,260	(49,990)
TOTAL				$(1,100,658)

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FHLMC	5.500%	TBA-30yr	04/11/13	$(1,000,000)	$(1,084,062)
FNMA	4.500	TBA-30yr	04/11/13	(17,000,000)	(18,314,675)
FNMA	6.000	TBA-30yr	04/11/13	(22,000,000)	(24,103,750)
TOTAL (Proceeds Receivable: $43,414,570)					$(43,502,487)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	644	June 2013	$101,490,375	$331,218
5 Year German Euro-Bobl	220	June 2013	35,735,949	235,505
2 Year U.S. Treasury Notes	58	June 2013	12,786,281	2,217
5 Year U.S. Treasury Notes	3,652	June 2013	453,047,721	1,047,273
10 Year U.S. Treasury Notes	(589)	June 2013	(77,738,797)	(394,639)
30 Year U.S. Treasury Bonds	(906)	June 2013	(130,888,687)	(437,961)
TOTAL				$783,613

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$16,900	(a)	02/07/19	2.358%	3 month LIBOR	$—	$64,117
	4,900	(a)	08/07/23	3 month LIBOR	2.275%	—	(62,162)
Citibank NA	5,600	(a)	06/19/18	3 month LIBOR	1.000	(21,396)	35,203
	37,500	(a)	06/19/20	3 month LIBOR	1.250	247,419	490,105
	3,100	(a)	02/18/26	3.145	3 month LIBOR	—	38,587
	2,400	(a)	02/23/26	3.133	3 month LIBOR	—	26,300
	2,900	(a)	02/24/26	3.125	3 month LIBOR	—	29,599
	3,100	(a)	02/24/26	3.070	3 month LIBOR	—	16,626
Credit Suisse First Boston Corp.	56,100	(a)	05/31/17	3 month LIBOR	0.700	(61,434)	186,828
Deutsche Bank Securities, Inc.	11,800	(a)	10/28/17	1.530	3 month LIBOR	—	41,088
	11,900	(a)	10/28/17	1.450	3 month LIBOR	—	22,675
	16,600	(a)	10/02/18	1.775	3 month LIBOR	—	(53,557)
	9,700	(a)	10/18/18	1.894	3 month LIBOR	—	(14,114)
	27,500	(a)	06/19/20	3 month LIBOR	1.250	156,743	384,108
	4,800	(a)	04/02/23	3 month LIBOR	1.820	—	90,747
	2,800	(a)	04/18/23	3 month LIBOR	1.905	—	34,272
	15,500	(a)	06/19/43	3 month LIBOR	2.750	(494,503)	1,416,382
JPMorgan Securities, Inc.	11,500	(a)	11/05/17	1.355	3 month LIBOR	—	(2,636)
	2,900	(a)	02/18/26	3.110	3 month LIBOR	—	27,155
Morgan Stanley Capital Services, Inc.	9,000	(a)	09/28/18	1.760	3 month LIBOR	—	(30,302)
	2,600		03/28/23	3 month LIBOR	1.813	—	49,538
	8,400	(a)	02/18/26	3.130	3 month LIBOR	—	93,458
	5,600	(a)	02/24/26	3.152	3 month LIBOR	—	70,472
	5,000	(a)	03/09/26	3.120	3 month LIBOR	—	43,922
TOTAL						$(173,171)	$2,998,411

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$9,900	06/19/43	3 month LIBOR	2.750%	$797,271	$(208,458)
3,500	03/24/26	3.090%	3 month LIBOR	28	23,103
2,400	03/31/26	3.070	3 month LIBOR	38	10,394
TOTAL				$797,337	$(174,961)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index Series 16	$7,350	(1.000)%	06/20/14	0.163%	$(32,965)	$(45,935)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index Series 16	15,400	(1.000)	06/20/14	0.163	(73,078)	(92,236)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index Series 16	41,100	(1.000)	06/20/14	0.163	(202,503)	(238,693)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index Series 16	13,775	(1.000)	06/20/14	0.163	(57,582)	(90,289)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index Series 16	24,250	1.000	06/20/16	0.523	22,293	357,012
	Tranches of Commercial Mortgage-Backed Index AAA	3,400	0.350	02/17/51	1.085	(113,853)	16,942
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA	9,600	0.350	02/17/51	1.085	(292,938)	19,305
Credit Suisse First Boston Corp.	Prudential Financial, Inc. 4.500%, 7/15/13	1,150	1.000	06/20/15	0.568	(25,928)	37,413
	Tranches of Commercial Mortgage-Backed Index AAA	6,900	0.350	02/17/51	1.085	(231,601)	34,927
Deutsche Bank Securities, Inc.	MetLife, Inc. 5.000%, 6/15/15	4,200	1.000	03/20/15	0.451	(90,314)	137,564
	Tranches of Commercial Mortgage-Backed Index AAA	2,400	0.350	02/17/51	1.085	(81,015)	12,607
JPMorgan Securities, Inc.	Prudential Financial, Inc. 4.500%, 7/15/13	975	1.000	06/20/15	0.568	(26,540)	36,277
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index Series 16	27,925	1.000	06/20/16	0.523	24,539	412,248
	Tranches of Commercial Mortgage-Backed Index AAA	1,000	0.350	02/17/51	1.085	(34,099)	5,596
TOTAL						$(1,215,584)	$602,738

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	30,100	667,450
Contracts Bought to Close	(30,100)	(667,450)
Contracts Outstanding March 31, 2013	$—	$—

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 38.3%
	Automotive – 0.5%
	Ford Motor Credit Co. LLC
	$1,125,000	8.000%		12/15/16	$1,348,971
	375,000	5.000		05/15/18	414,220

					1,763,191

	Banks – 10.2%
	Abbey National Treasury Services PLC
GBP	200,000	2.110	(a)	02/16/15	310,216
	$925,000	4.000		04/27/16	979,387
	ANZ Capital Trust II(b)(c)
	1,100,000	5.360		07/29/49	1,116,500
	Bank of America Corp.
	1,575,000	6.100		06/15/17	1,816,706
	475,000	6.000		09/01/17	550,484
	325,000	5.650		05/01/18	375,194
	725,000	5.700		01/24/22	847,460
	850,000	3.300		01/11/23	835,343
	Bank of Scotland PLC(c)
	1,000,000	5.250		02/21/17	1,144,721
	Barclays Bank PLC(c)
	650,000	6.050		12/04/17	724,500
	Capital One Financial Corp.
	550,000	1.000		11/06/15	547,945
	Citigroup, Inc.
	925,000	5.000		09/15/14	976,995
	305,000	6.125		11/21/17	359,668
	825,000	3.375		03/01/23	830,209
	Compass Bank
	475,000	5.500		04/01/20	493,973
	DnB Boligkreditt AS(c)
	1,300,000	1.450		03/21/19	1,305,828
	Fifth Third Bancorp
	300,000	3.625		01/25/16	320,463
	HSBC Holdings PLC
	1,000,000	6.800		06/01/38	1,267,487
	ING Bank NV(c)
	1,100,000	2.000		09/25/15	1,117,600
	Intesa Sanpaolo SPA
	375,000	3.125		01/15/16	365,864
	900,000	3.875		01/16/18	864,551
	JPMorgan Chase & Co.
	575,000	4.350		08/15/21	631,655
	375,000	3.250		09/23/22	373,802
	Mizuho Corporate Bank Ltd.(c)
	675,000	2.550		03/17/17	700,667
	275,000	2.950		10/17/22	266,976
	MUFG Capital Finance 1 Ltd.(a)(b)
	450,000	6.346		07/29/49	501,358
	Northern Rock Asset Management PLC(c)
	2,200,000	5.625		06/22/17	2,557,429
	Regions Bank
	850,000	7.500		05/15/18	1,040,187
	Regions Financial Corp.
	325,000	5.750		06/15/15	350,188
	Resona Preferred Global Securities Ltd.(a)(b)(c)
	550,000	7.191		07/30/49	596,750

	Corporate Obligations – (continued)
	Banks – (continued)
	Royal Bank of Scotland PLC
	$675,000	2.550%		09/18/15	$694,292
	Santander Holdings USA, Inc.
	270,000	4.625		04/19/16	286,694
	Sovereign Bank
	400,000	8.750		05/30/18	482,557
	Sparebank 1 Boligkreditt AS(c)
	1,700,000	2.625		05/27/16	1,787,615
	1,900,000	2.300		06/30/17	1,980,509
	1,900,000	1.750		11/15/19	1,882,710
	Stadshypotek AB(c)
	1,400,000	1.875		10/02/19	1,404,060
	Standard Chartered PLC(c)
	425,000	5.500		11/18/14	455,303
	600,000	3.950		01/11/23	597,563
	Swedbank Hypotek AB(a)(c)
	400,000	0.734		03/28/14	401,423
	The Bear Stearns Cos. LLC
	750,000	7.250		02/01/18	928,417
	UBS AG
	250,000	7.625		08/17/22	279,338
	Union Bank NA
	1,075,000	2.125		06/16/17	1,106,568

					36,457,155

	Brokerage – 0.9%
	Morgan Stanley, Inc.
	325,000	4.750		03/22/17	358,283
	1,400,000	6.250	(b)	08/28/17	1,627,380
	525,000	6.625	(b)	04/01/18	627,456
	525,000	7.300	(b)	05/13/19	651,811

					3,264,930

	Chemicals(b) – 1.2%
	Ashland, Inc.(c)
	900,000	4.750		08/15/22	911,250
	Axiall Corp.(c)
	50,000	4.875		05/15/23	51,000
	Eagle Spinco, Inc.(c)
	900,000	4.625		02/15/21	918,000
	Eastman Chemical Co.
	850,000	2.400		06/01/17	880,649
	Ecolab, Inc.
	425,000	3.000		12/08/16	451,292
	300,000	4.350		12/08/21	331,011
	Rockwood Specialties Group, Inc.
	875,000	4.625		10/15/20	896,875

					4,440,077

	Construction Machinery(b) – 0.2%
	Case New Holland, Inc.
	750,000	7.750		09/01/13	766,875

	Consumer Cyclical Services(b) – 1.2%
	Corrections Corp. of America(c)
	900,000	4.125		04/01/20	916,875

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical Services(b) – (continued)
Equinix, Inc.
$1,550,000	7.000%		07/15/21	$1,716,625
Lender Process Services, Inc.
350,000	5.750		04/15/23	364,875
PVH Corp.
900,000	4.500		12/15/22	888,750
United Rentals North America, Inc.
250,000	8.250		02/01/21	283,125

				4,170,250

Consumer Products(b) – 0.2%
Avon Products, Inc.
875,000	4.600		03/15/20	916,011

Defense(b) – 0.2%
United Technologies Corp.
650,000	3.100		06/01/22	679,617

Diversified Manufacturing(b) – 0.2%
Xylem, Inc.
550,000	3.550		09/20/16	584,975

Electric(b) – 0.7%
Arizona Public Service Co.
375,000	8.750		03/01/19	506,744
DPL, Inc.
650,000	7.250		10/15/21	688,188
Ipalco Enterprises, Inc.
300,000	5.000		05/01/18	324,750
Nevada Power Co.
225,000	7.125		03/15/19	291,140
PPL WEM Holdings PLC(c)
505,000	5.375		05/01/21	577,257
Puget Sound Energy, Inc.(a)
250,000	6.974		06/01/67	267,813

				2,655,892

Energy – 3.9%
BP Capital Markets PLC
325,000	3.200		03/11/16	345,828
1,000,000	4.500	(b)	10/01/20	1,142,659
675,000	3.245	(b)	05/06/22	695,706
Continental Resources, Inc.(b)
1,675,000	5.000		09/15/22	1,783,875
Gaz Capital SA for Gazprom
870,000	9.250	(d)	04/23/19	1,128,825
100,000	6.510		03/07/22	116,000
200,000	4.950		07/19/22	210,000
Lukoil International Finance BV(b)
300,000	6.656		06/07/22	355,500
Nexen, Inc.(b)
475,000	6.400		05/15/37	611,771
375,000	7.500		07/30/39	548,471
Petrobras International Finance Co.(b)
60,000	5.750		01/20/20	66,115
450,000	5.375		01/27/21	487,072
Petroleos Mexicanos(b)
270,000	5.500		01/21/21	311,175

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Plains Exploration & Production Co.(b)
$100,000	6.125%		06/15/19	$109,250
PTTEP Canada International Finance Ltd.(c)
460,000	5.692		04/05/21	530,199
Range Resources Corp.(b)
150,000	7.250		05/01/18	155,625
Rosneft Oil Co. via Rosneft International Finance Ltd.(c)
1,290,000	4.199		03/06/22	1,281,937
Rowan Cos., Inc.(b)
725,000	4.875		06/01/22	784,645
TNK-BP Finance SA
280,000	7.500		07/18/16	319,900
Transocean, Inc.(b)
250,000	6.000		03/15/18	282,650
1,425,000	6.500		11/15/20	1,640,876
300,000	6.375		12/15/21	348,345
Transportadora de Gas Internacional SA ESP(b)
330,000	5.700		03/20/22	359,595
Weatherford International Ltd.(b)
400,000	9.625		03/01/19	522,309

				14,138,328

Environmental(b) – 0.2%
Clean Harbors, Inc.
830,000	5.250		08/01/20	853,862

Food & Beverage – 2.1%
Anadolu Efes Biracilik ve Malt Sanayii AS(c)
600,000	3.375		11/01/22	571,500
ConAgra Foods, Inc.(b)
850,000	1.900		01/25/18	858,463
400,000	3.200		01/25/23	398,671
Constellation Brands, Inc.(b)
900,000	6.000		05/01/22	987,750
HJ Heinz Co.(b)
862,000	1.500		03/01/17	870,620
Ingredion, Inc.(b)
375,000	1.800		09/25/17	375,422
Kraft Foods Group, Inc.
400,000	2.250		06/05/17	414,842
Mondelez International, Inc.
275,000	5.375		02/10/20	326,262
625,000	6.500		02/09/40	809,049
Pernod-Ricard SA(b)(c)
550,000	2.950		01/15/17	575,833
800,000	4.450		01/15/22	878,645
SABMiller Holdings, Inc.(b)(c)
600,000	2.450		01/15/17	624,596

				7,691,653

Food & Drug Retailers(b) – 0.5%
CVS Caremark Corp.
1,300,000	2.750		12/01/22	1,277,226
Walgreen Co.
450,000	1.800		09/15/17	456,698

				1,733,924

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Gaming(b) – 0.3%
MGM Resorts International
$900,000	6.625%	12/15/21	$946,125

Health Care – Services(b) – 0.5%
Cigna Corp.
375,000	2.750	11/15/16	394,772
Express Scripts Holding Co.
400,000	2.650	02/15/17	419,030
HCA, Inc.
250,000	7.875	02/15/20	276,250
750,000	7.500	02/15/22	863,437

			1,953,489

Home Construction(b) – 0.5%
D.R. Horton, Inc.
900,000	4.375	09/15/22	888,750
MDC Holdings, Inc.
500,000	5.625	02/01/20	552,500
375,000	6.000	01/15/43	367,500

			1,808,750

Life Insurance(b) – 1.6%
American General Capital II
425,000	8.500	07/01/30	569,500
Genworth Financial, Inc.
675,000	7.625	09/24/21	811,687
MetLife Capital Trust X(c)
400,000	9.250	04/08/38	558,000
Nippon Life Insurance Co.(a)(c)
1,025,000	5.000	10/18/42	1,044,219
Principal Financial Group, Inc.
575,000	3.125	05/15/23	575,760
Prudential Financial, Inc.(a)
1,200,000	5.625	06/15/43	1,248,000
The Northwestern Mutual Life Insurance Co.(c)
650,000	6.063	03/30/40	816,173

			5,623,339

Media – Cable(b) – 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp.
900,000	5.250	09/30/22	886,500
COX Communications, Inc.(c)
550,000	3.250	12/15/22	558,738
CSC Holdings LLC
900,000	8.625	02/15/19	1,080,000
DISH DBS Corp.
125,000	7.125	02/01/16	139,063
775,000	6.750	06/01/21	860,250
Videotron Ltd.
825,000	5.000	07/15/22	839,437
Virgin Media Finance PLC
850,000	5.250	02/15/22	863,775

			5,227,763

Media – Non Cable(b) – 1.2%
NBCUniversal Media LLC
1,375,000	4.375	04/01/21	1,547,147

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Media – Non Cable(b) – (continued)
News America, Inc.
$675,000	6.150%	02/15/41	$806,869
Nielsen Finance LLC/Nielson Finance Co.(c)
900,000	4.500	10/01/20	898,875
QVC, Inc.(c)
475,000	4.375	03/15/23	479,411
WPP Finance UK
551,000	8.000	09/15/14	602,820

			4,335,122

Metals & Mining(b)(c) – 0.3%
Xstrata Finance Canada Ltd.
1,180,000	2.450	10/25/17	1,196,065

Noncaptive – Financial – 0.7%
Blackstone Holdings Finance Co. LLC(b)(c)
250,000	4.750	02/15/23	275,896
225,000	6.250	08/15/42	255,532
Carlyle Holdings Finance LLC(b)(c)
350,000	3.875	02/01/23	358,501
Discover Financial Services(b)
400,000	3.850	11/21/22	411,046
GE Capital Trust I(a)(b)
458,000	6.375	11/15/67	484,335
General Electric Capital Corp.
275,000	5.875	01/14/38	320,552
International Lease Finance Corp.
375,000	8.250	12/15/20	459,375

			2,565,237

Packaging(b) – 1.0%
Ball Corp.
825,000	5.000	03/15/22	855,938
Crown Americas LLC/Crown Americas Capital Corp. IV(c)
900,000	4.500	01/15/23	875,250
Reynolds Group Issuer, Inc.
875,000	5.750	10/15/20	890,312
Sealed Air Corp.(c)
775,000	8.375	09/15/21	886,406

			3,507,906

Pharmaceuticals(b) – 0.8%
AbbVie, Inc.(c)
1,750,000	1.750	11/06/17	1,769,846
Mylan, Inc.(c)
750,000	7.875	07/15/20	875,187
Watson Pharmaceuticals, Inc.
425,000	3.250	10/01/22	428,138

			3,073,171

Pipelines – 2.1%
Access Midstream Partners LP/ACMP Finance Corp.(b)
900,000	4.875	05/15/23	886,500
Boardwalk Pipelines LP(b)
575,000	5.875	11/15/16	645,766
El Paso LLC(b)
500	7.750	01/15/32	561

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
El Paso Pipeline Partners Operating Co. LLC(b)
$700,000	6.500%	04/01/20	$845,250
Enterprise Products Operating LLC(a)(b)
700,000	8.375	08/01/66	805,000
775,000	7.034	01/15/68	897,062
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.(b)
950,000	4.500	07/15/23	931,000
Southern Star Central Gas Pipeline, Inc.(b)(c)
300,000	6.000	06/01/16	334,641
Southern Union Co.(a)(b)
1,075,000	3.316	11/01/66	946,000
Tennessee Gas Pipeline Co. LLC
325,000	7.625	04/01/37	459,707
TransCanada PipeLines Ltd.(a)(b)
875,000	6.350	05/15/67	934,062

			7,685,549

Property/Casualty Insurance(b) – 0.3%
QBE Capital Funding III Ltd.(a)(c)
525,000	7.250	05/24/41	551,250
Transatlantic Holdings, Inc.
275,000	8.000	11/30/39	383,739

			934,989

Real Estate Investment Trust(b) – 1.9%
American Campus Communities Operating Partnership LP
375,000	3.750	04/15/23	379,938
Developers Diversified Realty Corp.
65,000	9.625	03/15/16	79,314
755,000	7.500	04/01/17	903,705
ERP Operating LP
450,000	4.625	12/15/21	507,496
HCP, Inc.
525,000	6.000	01/30/17	604,067
500,000	2.625	02/01/20	504,507
Healthcare Realty Trust, Inc.
550,000	6.500	01/17/17	627,540
Host Hotels & Resorts LP
175,000	3.750	10/15/23	175,438
Liberty Property LP
775,000	4.750	10/01/20	845,926
ProLogis LP
275,000	6.125	12/01/16	319,069
Simon Property Group LP
625,000	10.350	04/01/19	896,629
WEA Finance LLC/WT Finance Australia Property Ltd.(c)
150,000	7.500	06/02/14	161,167
700,000	3.375	10/03/22	712,326

			6,717,122

Retailers(b) – 0.1%
Staples, Inc.
325,000	2.750	01/12/18	329,019

Schools(b) – 0.3%
Rensselaer Polytechnic Institute
850,000	5.600	09/01/20	986,665

Corporate Obligations – (continued)
Technology(b) – 0.7%
Hewlett-Packard Co.
$525,000	3.000%	09/15/16	$541,442
375,000	2.600	09/15/17	378,090
239,000	4.300	06/01/21	241,790
NetApp, Inc.
625,000	2.000	12/15/17	623,493
Tech Data Corp.
850,000	3.750	09/21/17	878,156

			2,662,971

Tobacco – 0.1%
Altria Group, Inc.
275,000	2.850	08/09/22	269,460

Transportation(b)(c) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,000,000	2.875	07/17/18	1,019,694

Wireless Telecommunications – 0.8%
Crown Castle International Corp.(b)
850,000	5.250	01/15/23	864,875
MetroPCS Wireless, Inc.(b)(c)
250,000	6.250	04/01/21	255,000
200,000	6.625	04/01/23	204,000
Sprint Nextel Corp.(b)
900,000	7.000	08/15/20	990,000
VimpelCom Holdings BV(c)
200,000	7.504	03/01/22	222,750
VIP Finance Ireland Ltd. for OJSC Vimpel Communications(c)
230,000	6.493	02/02/16	247,250

			2,783,875

Wirelines Telecommunications – 1.1%
AT&T, Inc.(b)
725,000	2.950	05/15/16	762,476
1,075,000	2.625	12/01/22	1,040,540
472,000	4.350 (c)	06/15/45	440,824
Frontier Communications Corp.(b)
750,000	8.500	04/15/20	847,500
MTS International Funding Ltd.
100,000	8.625	06/22/20	126,875
Telefonica Emisiones SAU(b)
350,000	5.462	02/16/21	374,500
Verizon Communications, Inc.(b)
200,000	6.400	02/15/38	241,788

			3,834,503

TOTAL CORPORATE OBLIGATIONS
(Cost $132,052,854)			$137,577,554

Mortgage-Backed Obligations – 28.7%
Adjustable Rate Non-Agency(a) – 4.0%
Banc of America Funding Corp. Series 2007-E, Class 4A1
$791,531	3.011%	07/20/47	$614,420
Countrywide Alternative Loan Trust Series 2005-38, Class A3
227,621	0.554	09/25/35	184,478

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Adjustable Rate Non-Agency(a) – (continued)
	Countrywide Alternative Loan Trust Series 2007-OA6, Class A1A
	$2,408,229	0.344%	06/25/37	$1,883,343
	Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
	1,820,339	1.117	04/19/47	1,434,975
	Granite Master Issuer PLC Series 2005-2, Class A7
GBP	125,785	0.814	12/20/54	187,699
	Granite Master Issuer PLC Series 2006-1X, Class A7
	911,941	0.734	12/20/54	1,360,820
	Granite Master Issuer PLC Series 2006-2, Class A5
EUR	345,909	0.319	12/20/54	436,695
	Granite Master Issuer PLC Series 2006-3, Class A4
	$3,333,303	0.283	12/20/54	3,275,049
	Granite Master Issuer PLC Series 2006-3, Class A5
EUR	62,893	0.339	12/20/54	79,399
	Granite Mortgages PLC Series 2003-3, Class 3A
GBP	84,029	0.891	01/20/44	126,722
	Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
	$442,185	0.383	11/19/36	356,327
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	294,334	2.570	08/25/35	238,438
	Lehman XS Trust Series 2007-4N, Class 1A1
	436,283	0.334	03/25/47	374,910
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	463,021	1.375	12/25/46	247,186
	Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
	717,761	3.225	04/25/37	619,061
	Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
	2,726,867	2.600	12/25/35	1,738,051
	Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
	991,105	2.913	02/25/36	802,791
	Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
	376,881	2.486	03/25/36	315,801

	TOTAL ADJUSTABLE RATE NON-AGENCY			$14,276,165

	Collateralized Mortgage Obligations – 4.2%
	Interest Only – 0.3%(e)
	FHLMC REMIC Series 4158, Class TI
	2,455,966	3.000	12/15/42	319,964
	FNMA REMIC Series 2012-114, Class NI
	1,293,955	3.500	10/25/41	164,009
	FNMA REMIC Series 2012-140, Class PI
	1,598,270	3.500	12/25/42	210,525
	FNMA STRIPS Series 410, Class C2
	646,383	4.000	04/25/42	99,836
	FNMA STRIPS Series 413, Class C23
	737,029	3.500	04/25/42	115,909

				910,243

	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(a) – 0.3%
	FNMA REMIC Series 2010-126, Class LS
	$1,713,034	4.796%	11/25/40	$178,207
	FNMA REMIC Series 2012-128, Class ST
	1,663,000	5.946	11/25/42	360,555
	FNMA REMIC Series 2012-128, Class SU
	1,979,090	5.946	11/25/42	446,661
	FNMA REMIC Series 2013-19, Class SJ
	798,641	5.946	03/25/43	181,930

				1,167,353

	Planned Amortization Class – 0.1%
	FNMA REMIC Series 2005-70, Class PA
	229,185	5.500	08/25/35	253,367

	Sequential Fixed Rate – 1.2%
	Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
	478,140	6.000	03/25/35	404,080
	FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
	1,500,000	4.317	11/25/19	1,724,860
	First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
	490,986	6.000	02/25/37	423,725
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	1,192,006	2.650	10/29/20	1,253,633
	NCUA Guaranteed Notes Series A4
	600,000	3.000	06/12/19	649,104

				4,455,402

	Sequential Floating Rate(a) – 2.3%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,161,230	0.626	09/20/66	1,411,166
	Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	280,939	0.500	09/20/66	263,607
	Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
	5,275,997	0.454	11/25/36	1,503,418
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2006-AR3, Class A6
	5,629,517	0.484	08/25/36	2,283,390
	Deutsche Alt-A Securities, Inc. Alternative Loan Trust Series 2007-BAR1, Class A3
	4,000,000	0.364	03/25/37	2,242,740
	FNMA REMIC Series 2011-63, Class FG
	655,410	0.654	07/25/41	656,656

				8,360,977

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,147,342

	Commercial Mortgage-Backed Securities – 0.4%
	Sequential Fixed Rate – 0.1%
	Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
	$325,000	4.063%	12/10/44	$355,857

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – 0.3%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
$225,000	5.805%	04/10/49		$257,649
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
225,000	4.934	12/10/44		253,810
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
150,000	5.649	12/10/44		173,069
FREMF Mortgage Trust Series 2012-K17, Class B(c)
275,000	4.351	12/25/44		291,590
FREMF Mortgage Trust Series 2012-K707, Class C(c)
200,000	3.882	01/25/47		201,606
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
50,000	5.478	02/12/44		56,041
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
50,000	5.931	12/15/44		47,636

				1,281,401

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$1,637,258

Federal Agencies – 20.1%
Adjustable Rate FHLMC(a) – 0.0%
$133,292	2.858%	09/01/35		$141,156

FHLMC – 2.7%
49,814	5.000	05/01/18		53,216
20,355	5.000	10/01/33		21,929
26,224	5.000	07/01/35		28,222
354,999	5.000	08/01/35		381,060
197,979	5.000	02/01/37		212,403
815,109	5.500	08/01/37		881,333
125,959	6.500	08/01/37		141,044
313,397	6.500	10/01/37		351,421
21,286	5.000	03/01/38		22,838
67,406	5.500	04/01/38		72,883
4,779	5.000	06/01/38		5,125
196,107	6.500	09/01/38		218,244
5,944	5.000	12/01/38		6,375
11,291	5.000	02/01/39		12,110
21,957	5.000	08/01/40		24,009
987,605	4.500	03/01/41		1,056,700
18,466	5.000	04/01/41		20,314
963,383	4.500	06/01/41		1,030,537
27,166	5.000	06/01/41		29,886
838,668	4.000	11/01/41		899,700
3,000,000	2.500	TBA-15yr	(f)	3,105,937
1,000,000	4.500	TBA-30yr	(f)	1,070,000

				9,645,286

FNMA – 16.4%
963,273	3.070	12/01/17		1,029,299
769,056	2.800	03/01/18		824,214
1,852,692	3.740	05/01/18		2,055,274
630,000	3.840	05/01/18		701,047
6,029	6.000	12/01/18		6,605

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,600,000	4.506%	06/01/19		$1,845,863
387,502	3.416	10/01/20		423,166
290,909	3.632	12/01/20		321,214
1,092,768	4.374	06/01/21		1,259,831
75,009	6.000	06/01/21		81,731
114,966	5.000	08/01/23		124,621
69,126	5.500	09/01/23		74,609
35,252	5.500	10/01/23		38,012
284,881	5.000	02/01/24		306,768
1,652,674	5.500	05/01/25		1,784,654
412,794	5.000	04/01/29		447,622
69	6.000	03/01/32		76
170,675	6.000	12/01/32		189,027
2,366	5.000	01/01/33		2,582
284	6.000	05/01/33		315
8,340	5.000	08/01/33		9,097
2,014	5.500	09/01/33		2,220
491	6.000	12/01/33		547
2,781	5.500	02/01/34		3,064
31,708	6.000	02/01/34		35,130
461	5.500	04/01/34		508
20,964	5.500	12/01/34		23,071
80,974	5.000	04/01/35		88,116
752	6.000	04/01/35		824
843,601	5.000	07/01/35		914,639
3,918	5.500	09/01/35		4,301
12,696	6.000	03/01/36		13,960
22,911	6.000	04/01/36		25,192
286	5.500	02/01/37		312
404	5.500	04/01/37		440
522	5.500	05/01/37		570
642	5.500	03/01/38		700
656	5.500	06/01/38		715
852	5.500	07/01/38		929
631	5.500	08/01/38		688
459	5.500	09/01/38		501
636,539	6.000	11/01/38		695,713
298	5.500	12/01/38		325
43,250	4.500	04/01/39		47,496
157,569	5.000	04/01/39		170,933
18,585	4.500	07/01/39		19,986
50,703	4.500	08/01/39		55,808
57,146	4.500	11/01/39		62,970
452,187	4.500	12/01/39		497,706
538,380	4.000	09/01/40		574,233
25,076	4.000	10/01/40		26,708
143,046	4.000	11/01/40		152,357
1,209,364	4.000	12/01/40		1,288,079
603,953	4.500	12/01/40		650,725
23,339	4.000	01/01/41		24,858
23,180	4.000	02/01/41		24,698
57,608	4.000	03/01/41		61,380
4,502,009	6.000	05/01/41		4,941,659
42,996	4.000	08/01/41		45,812
185,970	4.500	08/01/41		200,576
34,368	4.000	09/01/41		36,618

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$51,146	4.500%	10/01/41		$55,163
	773,412	4.500	12/01/41		834,157
	35,514	4.000	01/01/42		38,003
	1,954,399	3.500	10/01/42		2,064,055
	2,000,000	2.500	TBA-30yr	(f)	1,982,500
	4,000,000	3.000	TBA-30yr	(f)	4,124,688
	15,000,000	3.500	TBA-30yr	(f)	15,836,568
	11,000,000	4.000	TBA-30yr	(f)	11,716,719

					58,872,547

	GNMA – 1.0%
	250,947	3.950	07/15/25		272,990
	4,936	5.500	05/15/36		5,397
	110,987	5.000	11/15/40		122,524
	2,000,000	2.500	TBA-30yr	(f)	1,986,875
	1,000,000	5.000	TBA-30yr	(f)	1,088,438

					3,476,224

	TOTAL FEDERAL AGENCIES				$72,135,213

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $96,280,230)				$103,195,978

	Agency Debentures – 1.7%
	FHLB(g)
	$2,400,000	4.625%	09/11/20		$2,889,100
	FHLMC
	700,000	0.500	10/15/13		701,325
EUR	600,000	4.375	01/15/14		792,311
	$400,000	2.375	01/13/22		416,282
	FNMA
	300,000	4.125	04/15/14		312,212
	800,000	6.250	05/15/29		1,132,561

	TOTAL AGENCY DEBENTURES
	(Cost $5,696,063)				$6,243,791

	Asset-Backed Securities – 12.2%
	Collateralized Loan Obligations – 9.9%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(a)(c)
	$3,717,397	0.949%	11/01/18		$3,589,783
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(a)(c)
	2,600,000	1.558	04/18/24		2,522,000
	Black Diamond CLO Ltd. Series 2005-1A, Class A1A(a)(c)
	425,774	0.530%	06/20/17		425,255
	Crown Point CLO Ltd. Series 2012-1A, Class ACOM(a)(c)
	1,250,000	1.509	11/21/22		1,231,600
	ECP CLO Ltd. Series 2008-1A, Class A1(a)(c)
	3,600,000	1.130	03/17/22		3,541,234
	Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)(c)
	1,628,198	0.574	11/01/17		1,604,978
	Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)(c)
	1,200,000	0.998	10/18/21		1,187,480

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations – (continued)
	Golub Capital Management CLO Ltd. Series 2007-1A, Class A(a)(c)
	$1,500,000	0.541%	07/31/21		$1,459,341
	KKR Financial CLO Ltd. Series 2006-1A, Class A1(a)(c)
	368,165	0.568	08/25/18		364,078
	KKR Financial CLO Ltd. Series 2007-AA, Class A(a)(c)
	283,511	1.054	10/15/17		281,731
	Liberty CLO Ltd. Series 2005-1A, Class A1C(a)(c)
	3,206,036	0.549	11/01/17		3,168,833
	Lightpoint CLO Ltd. Series 2005-3A, Class A1A(a)(c)
	366,504	0.540	09/15/17		361,600
	Ocean Trails CLO Ltd. Series 2006-1X, Class A1
	2,728,691	0.555	10/12/20		2,668,960
	OCP CLO Ltd. Series 2012-2A, Class ACOM(a)(c)
	2,200,000	1.529	11/22/23		2,177,659
	OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)(c)
	1,650,000	1.618	04/17/25		1,630,113
	Red River CLO Ltd. Series 1A, Class A(a)(c)
	3,587,083	0.569	07/27/18		3,458,813
	Westchester CLO Ltd. Series 2007-1X, Class A1A(a)
	6,105,837	0.524	08/01/22		5,873,479

					35,546,937

	Home Equity – 0.3%
	Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(a)
	7,141	1.004	10/27/32		7,008
	Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(a)
	5,561	0.864	10/25/32		5,315
	Bear Stearns Asset Backed Securities Trust Series 2005-SD4, Class 2A1(a)
	653,718	0.604	12/25/42		642,191
	CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(a)
	1,832	0.824	01/25/32		1,533
	First Alliance Mortgage Loan Trust Series 1999-4, Class A2(a)
	739	0.963	03/20/31		532
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	174,678	7.000	09/25/37		163,514
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	68,165	7.000	09/25/37		64,001
	Home Equity Asset Trust Series 2002-1, Class A4(a)
	257	0.804	11/25/32		200
	Renaissance Home Equity Loan Trust Series 2003-2, Class A(a)
	2,254	0.644	08/25/33		2,093
	Renaissance Home Equity Loan Trust Series 2003-3, Class A(a)
	5,355	0.704	12/25/33		5,136

					891,523

	Student Loan(a) – 2.0%
	Brazos Higher Education Authority, Inc. Series 2004-1, Class A-2
	625,130	0.444	06/27/22		624,510
	Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A2
	448,000	0.364	12/26/18		447,552

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loan(a) – (continued)
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	$442,497	0.394%	09/25/23	$442,056
	College Loan Corp. Trust Series 2004-1, Class A4
	750,000	0.491	04/25/24	730,393
	College Loan Corp. Trust Series 2006-1, Class A3
	1,000,000	0.391	10/25/25	976,527
	Education Funding Capital Trust I Series 2004-1, Class A2
	193,635	0.440	12/15/22	193,152
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	300,000	0.518	05/25/36	275,404
	Northstar Education Finance, Inc. Series 2004-1, Class A4
	780,000	0.491	04/29/19	779,743
	Northstar Education Finance, Inc. Series 2005-1, Class A1
	83,894	0.401	10/28/26	83,633
	Panhandle-Plains Higher Education Authority, Inc. Series 2010-2, Class A1
	679,084	1.414	10/01/35	694,325
	SLM Student Loan Trust Series 2011-2, Class A2
	325,000	1.404	10/25/34	338,012
	South Carolina Student Loan Corp. Series 2005, Class A1
	554,161	0.387	12/03/18	554,167
	South Carolina Student Loan Corp. Series 2006-1, Class A1
	1,023,802	0.377	12/02/19	1,017,387
	US Education Loan Trust LLC Series 2006-1, Class A2(c)
	145,113	0.417	03/01/25	144,481

				7,301,342

	TOTAL ASSET-BACKED SECURITIES
	(Cost $42,479,346)			$43,739,802

	Foreign Debt Obligations – 1.9%
	Sovereign – 1.7%
	Republic of Chile
	$910,000	3.625%	10/30/42	$839,475
	Republic of Colombia
	250,000	6.125	01/18/41	314,375
	Republic of Indonesia
	430,000	8.500	10/12/35	637,475
	Republic of Ivory Coast(h)
	1,320,000	5.750	12/31/32	1,230,900
	Republic of Slovenia
	750,000	5.500 (c)	10/26/22	708,750
	200,000	5.500	10/26/22	189,000
	Republic of Venezuela
	550,000	9.250	09/15/27	539,000
	Russian Federation
	200,000	4.500 (c)	04/04/22	218,750
RUB	3,980,000	8.150	02/03/27	137,516
	Ukraine Government Bond
	$300,000	7.800	11/28/22	303,375

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	United Mexican States
MXN	2,216,700	8.500%	05/31/29	$236,669
	111,000	7.750	05/29/31	11,117
	1,216,000	8.500	11/18/38	133,077
	$660,000	4.750	03/08/44	684,750

				6,184,229

	Supranational – 0.2%
	Inter-American Development Bank
	700,000	1.000	02/27/18	694,553

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $6,774,138)			$6,878,782

	Structured Note – 0.6%
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	3,721,038	6.000%	08/15/40	$2,282,082
	(Cost $2,213,221)

	Municipal Debt Obligations – 0.6%
	California – 0.3%
	California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$303,170
	California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	781,994

				1,085,164

	Illinois – 0.2%
	Illinois State GO Bonds Build America Series 2010
	500,000	7.350	07/01/35	599,585
	Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	113,246

				712,831

	Ohio – 0.1%
	American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	298,638

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $1,696,841)			$2,096,633

	Government Guarantee Obligations – 4.3%
	Achmea Hypotheekbank NV(c)(i)
	$145,000	3.200%	11/03/14	$151,061
	Israel Government AID Bond(j)
	2,000,000	5.500	09/18/23	2,580,158
	200,000	5.500	12/04/23	258,347
	650,000	5.500	04/26/24	845,045
	40,000	5.500	09/18/33	52,429

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Government Guarantee Obligations – (continued)
	Kreditanstalt fuer Wiederaufbau(i)
EUR	4,600,000	3.125%	06/15/18	$6,602,610
	3,200,000	4.375	07/04/18	4,854,707

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $15,449,310)			$15,344,357

	U.S. Treasury Obligations – 9.5%
	United States Treasury Bonds
	$2,800,000	3.000%	05/15/42	$2,740,836
	7,800,000	2.750	08/15/42	7,234,266
	400,000	2.750	11/15/42	370,620
	United States Treasury Inflation Protected Securities
	1,197,072	0.125	01/15/23	1,292,083
	United States Treasury Notes
	2,800,000	0.125	12/31/14	2,795,268
	12,300,000	0.375	01/15/16	12,312,669
	4,400,000	0.750	03/31/18	4,394,324
	2,800,000	2.000	02/15/23	2,835,336

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $33,703,938)			$33,975,402

Notional Amount		Exercise Rate	Expiration Date	Value
	Options Purchased – 1.0%
	Interest Rate Swaptions
	Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
	$8,700,000	3.590%	03/22/16	302,981
	Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
	8,000,000	4.070	03/29/16	193,831
	Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
	7,600,000	3.645	02/16/16	241,156
	Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
	7,300,000	3.570	02/22/16	247,837
	Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
	7,000,000	3.625	02/22/16	227,625
	Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
	23,600,000	1.950	10/26/15	132,391
	Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
	23,500,000	2.030	10/26/15	124,519
	JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
	22,700,000	1.855	11/02/15	139,342
	JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
	6,900,000	3.610	02/16/16	225,067

	Options Purchased – (continued)
	Interest Rate Swaptions – (continued)
	Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
	$20,800,000	3.630%	02/16/16	$667,857
	Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
	19,700,000	3.652	02/22/16	627,157
	Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
	13,700,000	3.620	03/07/16	456,094

	TOTAL OPTIONS PURCHASED – 1.0%
	(Cost $4,049,746)			$3,585,857

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $340,395,687)			$354,920,238

Principal Amount		Interest Rate	Maturity Date	Value
	Short-term Investment(k) – 13.6%
	Repurchase Agreement – 13.6%
	Joint Repurchase Agreement Account II
	$48,700,000	0.223%	04/01/13	$48,700,000
	(Cost $48,700,000)

	TOTAL INVESTMENTS – 112.4%
	(Cost $389,095,687)			$403,620,238

	LIABILITIES IN EXCESS OF OTHER ASSETS – (12.4)%			(44,680,525)

	NET ASSETS – 100.0%			$358,939,713

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $69,858,590, which represents approximately 19.5% of net assets as of March 31, 2013.
(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $40,911,725 which represents approximately 11.4% of net assets as of March 31, 2013.
(g)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $11,608,378, which represents approximately 3.2% of net assets as of March 31, 2013.
(j)	Guaranteed by United States Government until maturity. Total market value of these securities amounts to $3,735,979, which represents approximately 1.1% of net assets as of March 31, 2013.
(k)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on pages 118-119.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America N.A.	CZK/EUR	06/19/13	$147,498	$149
	EUR/USD	06/19/13	600,252	1,811
	ILS/USD	06/19/13	301,753	3,753
Barclays Bank PLC	CNY/USD	08/22/13	1,209,158	2,158
	JPY/USD	06/19/13	300,465	2,465
	USD/KRW	04/05/13	303,593	1,532
	USD/RUB	04/17/13	99,318	1,872
	USD/ZAR	06/19/13	145,552	3,448
BNP Paribas SA	EUR/USD	06/19/13	300,126	496
	USD/CZK	06/19/13	578,262	8,225
	USD/EUR	06/19/13	596,405	1,694
Citibank NA	AUD/USD	06/19/13	595,079	4,082
	GBP/USD	06/19/13	299,208	2,240
	JPY/USD	06/19/13	449,048	2,048
	NOK/EUR	06/19/13	147,498	1,660
	TRY/USD	06/19/13	150,212	1,212
	TRY/USD	06/20/13	149,446	446
	USD/EUR	04/15/13	15,992,447	238,135
	USD/EUR	06/19/13	592,557	3,756
	USD/RUB	04/04/13	319,202	1,795
	USD/RUB	04/17/13	1,347,300	31,222
	USD/RUB	04/29/13	598,094	906
	USD/TWD	04/08/13	298,684	1,316
Deutsche Bank AG (London)	CHF/EUR	06/19/13	589,992	3,347
	EUR/PLN	06/19/13	297,137	424
	HUF/EUR	06/19/13	294,996	1,258
	ILS/USD	06/19/13	299,452	2,452
	MXN/USD	06/19/13	2,118,468	19,665
	NZD/USD	06/19/13	148,972	925
	USD/BRL	04/05/13	7,822	192
	USD/CHF	06/19/13	2,886,327	9,138
	USD/EUR	06/19/13	1,035,051	7,823
	USD/KRW	04/05/13	587,878	11,122
	USD/KRW	04/15/13	293,754	4,246
HSBC Bank PLC	EUR/HUF	06/19/13	146,157	1,341
	NOK/EUR	06/19/13	593,840	3,276
	USD/EUR	06/19/13	294,996	2,855
	USD/MXN	06/19/13	298,600	400
	USD/RUB	04/29/13	594,995	3,005
JPMorgan Securities, Inc.	CLP/USD	04/05/13	299,286	286
	ILS/USD	06/19/13	606,836	7,126
	INR/USD	04/02/13	311,959	589
	INR/USD	04/12/13	301,092	2,092
	SEK/EUR	06/19/13	294,996	2,650
	TRY/USD	06/19/13	513,254	3,729
	USD/COP	04/05/13	298,495	505
	USD/EUR	06/19/13	597,687	270
	USD/RUB	04/17/13	138,406	135
	USD/TRY	06/19/13	895,981	19

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Morgan Stanley & Co.	EUR/SEK	06/19/13	$298,295	$1,831
	JPY/USD	06/19/13	2,397,668	8,668
	MXN/USD	06/19/13	180,827	1,827
	USD/BRL	04/05/13	590,307	8,693
	USD/HUF	06/19/13	690,730	6,274
	USD/MXN	06/19/13	148,889	111
Royal Bank of Canada	CAD/USD	06/19/13	1,497,784	5,784
	USD/EUR	06/19/13	589,992	4,980
Royal Bank of Scotland PLC	GBP/USD	06/19/13	299,208	2,202
	TRY/USD	06/19/13	299,779	779
State Street Bank	MXN/USD	06/19/13	905,891	10,891
	USD/EUR	06/19/13	2,067,536	19,696
UBS AG (London)	USD/EUR	06/19/13	147,498	1,741
	USD/RUB	04/04/13	149,005	995
	USD/RUB	04/29/13	404,235	2,405
	USD/SEK	06/19/13	319,798	7,648
Westpac Banking Corp.	AUD/USD	06/19/13	594,044	2,772
	NZD/AUD	06/19/13	591,974	1,799
	NZD/USD	06/19/13	446,916	1,260
TOTAL				$495,647

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America N.A.	EUR/HUF	06/19/13	$297,693	$(2,697)
	EUR/PLN	06/19/13	299,344	(500)
	ILS/USD	06/19/13	298,979	(21)
	USD/GBP	06/19/13	150,363	(1,482)
	USD/HUF	06/19/13	299,803	(803)
	USD/MXN	06/19/13	300,209	(1,209)
Barclays Bank PLC	BRL/USD	04/29/13	298,472	(528)
	EUR/USD	06/19/13	446,342	(2,562)
	KRW/USD	04/15/13	303,325	(1,613)
	KRW/USD	04/29/13	596,727	(1,273)
	TWD/USD	04/08/13	403,340	(2,678)
	TWD/USD	04/15/13	592,879	(4,121)
	USD/BRL	04/29/13	450,116	(1,116)
	USD/CAD	06/19/13	280,173	(2,839)
	USD/CLP	04/05/13	302,133	(3,133)
	USD/CNY	08/22/13	1,195,900	(1,900)
	USD/JPY	04/01/13	42,747	(102)
	USD/JPY	06/19/13	306,176	(7,176)
	ZAR/USD	06/19/13	297,958	(1,042)
BNP Paribas SA	EUR/PLN	06/19/13	444,841	(1,065)
Citibank NA	EUR/GBP	06/19/13	595,007	(13,633)
	EUR/USD	06/19/13	883,705	(9,288)
	KRW/USD	04/05/13	594,725	(275)
	KRW/USD	04/08/13	291,350	(7,650)
	PHP/USD	04/10/13	280,433	(976)
	PHP/USD	04/15/13	593,872	(4,128)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	RUB/USD	04/04/13	$87,002	$(828)
	RUB/USD	04/17/13	1,446,618	(41,755)
	RUB/USD	05/08/13	317,346	(1,813)
	USD/EUR	06/19/13	597,687	(545)
	USD/SGD	06/19/13	600,992	(4,111)
Deutsche Bank AG (London)	BRL/USD	04/05/13	586,437	(6,357)
	CHF/USD	06/19/13	298,063	(937)
	EUR/USD	06/19/13	1,168,440	(21,385)
	INR/USD	04/02/13	75,158	(162)
	PHP/USD	04/24/13	460,213	(1,374)
	PLN/USD	06/19/13	417,881	(6,825)
	RUB/USD	04/04/13	293,446	(3,241)
	THB/USD	04/23/13	306,945	(362)
	USD/INR	04/02/13	299,079	(1,079)
	USD/PHP	05/02/13	599,579	(579)
HSBC Bank PLC	KRW/USD	04/15/13	297,900	(100)
	TWD/USD	04/10/13	276,289	(2,550)
	USD/BRL	04/17/13	2,315,977	(35,779)
	USD/KRW	04/30/13	299,040	(40)
	USD/MXN	06/19/13	300,168	(1,168)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	448,514	(7,302)
	EUR/USD	06/19/13	292,431	(5,713)
	JPY/EUR	06/19/13	601,535	(3,884)
	RUB/USD	04/08/13	965,199	(5,296)
	RUB/USD	04/22/13	593,344	(2,656)
	USD/COP	04/26/13	297,027	(27)
	USD/GBP	06/19/13	303,764	(5,199)
	USD/ILS	06/19/13	299,329	(329)
	USD/INR	04/12/13	146,476	(476)
	USD/NZD	06/19/13	695,402	(10,232)
	USD/TRY	06/19/13	62,932	(407)
Morgan Stanley & Co.	BRL/USD	04/12/13	564,520	(18,480)
	USD/ZAR	06/19/13	300,489	(1,489)
Royal Bank of Canada	USD/AUD	06/19/13	151,098	(3,490)
	USD/CAD	06/19/13	452,045	(3,045)
	USD/GBP	05/10/13	1,804,129	(1,490)
	USD/JPY	06/19/13	152,716	(3,716)
Royal Bank of Scotland PLC	CHF/USD	06/19/13	495,621	(379)
	CNY/USD	08/22/13	877,063	(1,023)
	EUR/USD	06/19/13	148,781	(582)
	GBP/USD	06/19/13	593,859	(471)
	INR/USD	04/26/13	750,576	(2,899)
	SEK/EUR	06/19/13	147,498	(75)
	USD/JPY	06/19/13	1,197,053	(23,817)
	USD/TRY	06/19/13	899,469	(4,469)
Standard Chartered Bank	INR/USD	04/02/13	601,799	(1,131)
	TWD/USD	04/30/13	596,145	(1,601)
State Street Bank	EUR/MXN	06/19/13	600,012	(3,607)
	EUR/NOK	06/19/13	825,699	(3,919)
	EUR/USD	06/19/13	2,108,607	(41,428)
	NOK/EUR	06/19/13	597,687	(1,581)
	USD/AUD	04/03/13	35,220	(21)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
State Street Bank (continued)	USD/JPY	06/19/13	$603,154	$(7,154)
	USD/MXN	06/19/13	598,139	(139)
UBS AG (London)	AUD/CHF	06/19/13	298,115	(58)
	CHF/USD	06/19/13	444,114	(2,886)
	EUR/CHF	06/19/13	592,703	(2,711)
	INR/USD	05/06/13	387,132	(1,099)
	RUB/USD	04/04/13	87,759	(518)
	RUB/USD	04/08/13	297,080	(2,920)
	USD/CHF	06/19/13	298,643	(643)
	USD/COP	04/30/13	477,365	(626)
	USD/GBP	06/19/13	148,844	(550)
	USD/IDR	04/30/13	299,648	(648)
	USD/INR	04/02/13	689,838	(879)
	USD/JPY	06/19/13	301,049	(2,049)
	USD/KRW	05/02/13	599,121	(121)
	USD/MYR	04/08/13	302,177	(2,177)
	ZAR/USD	06/19/13	145,552	(83)
Westpac Banking Corp.	KRW/USD	04/05/13	296,746	(1,254)
	USD/AUD	06/19/13	1,571,008	(13,656)
TOTAL				$(405,205)

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $2,144,688)	4.500%	TBA-30yr	04/11/13	$(2,000,000)	$(2,154,668)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(15)	June 2013	$(2,615,360)	$(24,522)
Italian 10 Year Government Bonds	(5)	June 2013	(695,468)	3,491
Japan 10 Year Government Bonds	(23)	June 2013	(35,540,235)	(137,560)
Ultra Long U.S. Treasury Bonds	46	June 2013	7,249,313	85,415
2 Year German Euro-Schatz	110	June 2013	15,626,017	11,109
5 Year German Euro-Bobl	(6)	June 2013	(974,617)	(6,010)
10 Year German Euro-Bund	55	June 2013	10,257,306	56,460
2 Year U.S. Treasury Notes	(36)	June 2013	(7,936,313)	(3,561)
5 Year U.S. Treasury Notes	416	June 2013	51,606,750	83,809
10 Year U.S. Treasury Notes	(627)	June 2013	(82,754,203)	(523,524)
30 Year U.S. Treasury Bonds	(47)	June 2013	(6,790,031)	(38,345)
TOTAL				$(493,238)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$	15,000	02/07/19	2.358%	3 month LIBOR	$—	$56,909
	EUR	830	06/19/23	1.750	6 month EURO	(20,454)	22,775
	$	4,400	08/07/23	3 month LIBOR	2.275%	—	(55,819)
	CAD	3,600	09/14/25	3.040	6 month CDOR	—	46,082
		6,200	12/20/25	2.910	6 month CDOR	—	(20,160)
		2,100	09/14/35	6 month CDOR	3.108	—	3,904
		3,600	12/20/35	6 month CDOR	3.000	—	73,245
Barclays Bank PLC	$	25,410	06/19/14	3 month LIBOR	0.350	(1,899)	10,109
	NOK	7,480	06/19/18	6 month NIBOR	2.500	290	231
	EUR	1,690	06/19/23	1.750	6 month EURO	(20,343)	25,069
	$	1,890	06/19/23	3 month LIBOR	1.750	78,573	(17,650)
Citibank NA	EUR	78,670	06/18/14	0.336	6 month EURO	—	(4,528)
		16,560	06/19/14	0.400	6 month EURO	3,100	(16,430)
	$	32,600	06/19/15	0.500	3 month LIBOR	(19,821)	49,663
		36,500	06/19/16	0.500	3 month LIBOR	(220,715)	122,184
	AUD	2,620	06/19/18	3.250	6 month AUDOR	(60,951)	16,938
	EUR	600	06/19/18	6 month EURO	1.000	295	(816)
		3,250	06/19/18	1.000	6 month EURO	(44,391)	47,215
	$	8,300	06/19/20	3 month LIBOR	1.250	54,762	108,477
	EUR	10,180	02/07/22	2.453	6 month EURO	—	169,375
		840	06/19/23	1.750	6 month EURO	(24,414)	26,762
	$	2,800	02/18/26	3.145	3 month LIBOR	—	34,853
		2,600	02/24/26	3.125	3 month LIBOR	—	26,537
		2,700	02/24/26	3.070	3 month LIBOR	—	14,481
	EUR	3,920	02/07/32	6 month EURO	2.841	—	(92,036)
Credit Suisse International (London)	GBP	74,950	06/18/14	6 month BP	0.474	—	4,179
	$	25,410	06/19/14	0.350	3 month LIBOR	(7,000)	(1,209)
	AUD	450	06/19/18	3.250	6 month AUDOR	(9,899)	2,341
	CAD	400	06/19/18	6 month CDOR	1.750	(243)	(193)
	$	8,400	06/19/18	1.000	3 month LIBOR	(13,732)	(6,980)
	EUR	7,100	06/19/18	6 month EURO	1.000	17,174	(23,347)
		6,510	06/19/18	1.000	6 month EURO	(58,719)	64,377
	$	7,590	06/19/18	3 month LIBOR	1.000	26,351	(7,637)
		12,400	11/21/18	1.720	3 month LIBOR	—	(73,981)
	EUR	2,090	02/08/22	2.455	6 month EURO	—	34,875
	$	3,600	05/20/23	3 month LIBOR	1.758	—	104,495
	GBP	120	06/19/23	2.000	6 month BP	(226)	565
	EUR	1,690	06/19/23	6 month EURO	1.750	12,668	(17,394)
	$	1,890	06/19/23	1.750	3 month LIBOR	(61,876)	954
	EUR	800	02/08/32	6 month EURO	2.849	—	(19,693)
	$	1,900	06/19/33	3 month LIBOR	2.500	(15,752)	126,320
		3,500	06/19/43	2.750	3 month LIBOR	(210,472)	2,306
Deutsche Bank Securities, Inc.		10,600	10/28/17	1.450	3 month LIBOR	—	20,198
		10,600	10/28/17	1.530	3 month LIBOR	—	36,909
		64,900	06/19/18	1.000	3 month LIBOR	(313,954)	153,937
		6,000	06/19/20	3 month LIBOR	1.250	34,198	83,805

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc.	$	10,200	11/05/17	1.355%	3 month LIBOR	$—	$(2,338)
	NOK	1,000	06/19/18	6 month NIBOR	2.500%	472	(403)
	$	960	06/19/23	3 month LIBOR	1.750	37,801	(6,856)
		2,600	02/18/26	3.110	3 month LIBOR	—	24,346
Morgan Stanley Capital Services, Inc.	EUR	16,560	06/19/14	6 month EURO	0.400	17,352	(4,023)
	NOK	2,830	06/19/18	6 month NIBOR	2.500	1,221	(1,024)
	$	3,810	06/19/18	3 month LIBOR	1.000	31,932	(22,538)
	EUR	7,670	02/13/22	2.450	6 month EURO	—	123,602
	$	970	06/19/23	3 month LIBOR	1.750	41,599	(10,332)
		7,800	02/18/26	3.130	3 month LIBOR	—	86,782
		7,400	02/24/26	3.152	3 month LIBOR	—	93,123
		5,000	03/09/26	3.120	3 month LIBOR	—	43,922
	EUR	2,970	02/13/32	6 month EURO	2.882	—	(87,933)
Royal Bank of Canada	AUD	540	06/19/18	3.250	6 month AUDOR	(12,267)	3,196
	CAD	1,690	06/19/18	6 month CDOR	1.750	(201)	(1,642)
TOTAL						$(759,541)	$1,370,079

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	1,918,000	03/18/17	6 month JYOR	0.250%	$5,530	$239
	$9,300	06/19/43	3 month LIBOR	2.750	749,339	(196,211)
JPY	1,296,000	03/19/20	0.800%	6 month JYOR	(803)	32,077
	$3,300	03/24/26	3.090	3 month LIBOR	26	21,783
	2,200	03/31/26	3.070	3 month LIBOR	35	9,527
TOTAL					$754,127	$(132,585)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$1,400	(1.000)%	06/20/14	0.163%	$(6,279)	$(8,750)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	3,000	(1.000)	06/20/14	0.163	(14,236)	(17,968)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	7,800	(1.000)	06/20/14	0.163	(38,427)	(45,304)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	2,675	(1.000)	06/20/14	0.163	(11,182)	(17,534)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	4,625	1.000	06/20/16	0.523	4,252	68,090
	Tranches of Commercial Mortgage-Backed Index AAA	4,400	0.350	02/17/51	1.085	(154,991)	29,576
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA	4,800	0.350	02/17/51	1.085	(144,468)	7,651
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA	3,200	0.350	02/17/51	1.085	(108,950)	17,740
Deutsche Bank Securities, Inc.	Tranches of Commercial Mortgage-Backed Index AAA	1,800	0.350	02/17/51	1.085	(61,121)	9,815
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	5,425	1.000	06/20/16	0.523	4,767	80,088
	Tranches of Commercial Mortgage-Backed Index AAA	1,600	0.350	02/17/51	1.085	(54,558)	8,953
TOTAL						$(585,193)	$132,357
(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	35,500	787,140
Contracts Bought to Close	(35,500)	(787,140)
Contracts Outstanding March 31, 2013	$—	$—

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 32.3%
	British Pound – 0.8%
	United Kingdom Treasury
GBP	100,000	4.500%	09/07/34	$191,418
	2,060,000	3.750	07/22/52	3,481,354

				3,672,772

	Canadian Dollar – 2.4%
	British Columbia Province of Canada
CAD	800,000	3.250	12/18/21	836,990
	Government of Canada
	1,700,000	4.000	06/01/41	2,177,861
	Ontario Province of Canada
	1,800,000	4.400	06/02/19	2,002,353
	4,200,000	4.000	06/02/21	4,593,229
	Quebec Province of Canada
	1,800,000	4.250	12/01/21	1,991,544

				11,601,977

	Danish Krone – 0.6%
	Kingdom of Denmark
DKK	16,000,000	4.000	11/15/15	3,038,460

	Euro – 16.0%
	Federal Republic of Germany
EUR	1,270,000	1.500	09/04/22	1,668,076
	3,930,000	1.500	02/15/23	5,138,427
	1,510,000	4.000	01/04/37	2,599,310
	200,000	2.500	07/04/44	272,575
	Government of Finland
	7,990,000	3.125	09/15/14	10,700,009
	390,000	4.375	07/04/19	604,676
	Government of France
	1,400,000	3.750	04/25/17	2,018,736
	Kingdom of Belgium
	2,610,000	4.000	03/28/14	3,471,640
	4,515,000	3.500	06/28/17	6,435,763
	395,000	3.750	09/28/20	583,678
	Kingdom of The Netherlands(a)
	2,900,000	4.000	07/15/16	4,154,597
	2,470,000	4.500	07/15/17	3,687,703
	Republic of Austria(a)
	4,080,000	4.350	03/15/19	6,251,131
	Republic of Italy
	1,550,000	4.500	07/15/15	2,074,492
	11,320,000	4.750	06/01/17	15,250,879
	2,560,000	3.500	11/01/17	3,282,772
	4,950,000	5.500	11/01/22	6,739,513
	Republic of Slovenia
	$1,230,000	5.500	10/26/22	1,162,350

				76,096,327

	Japanese Yen – 7.1%
	Government of Japan
JPY	400,000,000	1.900	06/20/25	4,820,146
	875,000,000	2.000	12/20/25	10,644,772
	430,000,000	2.100	12/20/26	5,275,829
	485,000,000	2.500	09/20/34	6,136,982
	250,000,000	2.500	03/20/38	3,194,747

	Foreign Sovereign Debt Obligations – (continued)
	Japanese Yen – (continued)
JPY	100,000,000	2.200%	09/20/39	$1,212,707
	150,000,000	2.200	03/20/41	1,819,196
	70,000,000	2.000	09/20/41	814,859

				33,919,238

	Mexican Peso – 0.9%
	United Mexican States
MXN	2,413,600	8.500	05/31/29	257,691
	134,200	7.750	05/29/31	13,441
	36,385,700	8.500	11/18/38	3,981,979

				4,253,111

	Russian Ruble – 0.3%
	Russian Federation
RUB	36,570,000	7.500	02/27/19	1,235,642

	South African Rand – 1.0%
	Republic of South Africa
ZAR	2,146,093	7.250	01/15/20	244,286
	33,349,608	10.500	12/21/26	4,592,272

				4,836,558

	South Korean Won – 0.8%
	Republic of Korea
KRW	3,819,000,000	5.000	06/10/20	3,950,733

	Swedish Krona – 1.1%
	Kingdom of Sweden
SEK	11,000,000	6.750	05/05/14	1,793,584
	20,000,000	4.500	08/12/15	3,316,074

				5,109,658

	United States Dollar – 1.3%
	Republic of Chile
	$1,540,000	3.625	10/30/42	1,420,650
	Republic of Colombia
	210,000	2.625	03/15/23	202,440
	Republic of Indonesia
	1,050,000	8.500	10/12/35	1,556,625
	Republic of Korea
	660,000	7.125	04/16/19	854,116
	Russian Federation
	100,000	5.000	04/29/20	113,250
	State of Qatar
	1,189,000	5.150	04/09/14	1,240,722
	United Mexican States
	470,000	5.750	10/12/21	515,825

				5,903,628

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $143,075,469)			$153,618,104

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 36.5%
	Automotive – 0.6%
	Ford Motor Credit Co. LLC
	$2,300,000	3.984%		06/15/16	$2,435,339
	300,000	4.250		02/03/17	320,985

					2,756,324

	Banks – 12.4%
	Bank of America Corp.
	1,550,000	5.750		12/01/17	1,788,724
	1,550,000	5.650		05/01/18	1,789,384
	900,000	5.000		05/13/21	1,007,494
	790,000	5.700		01/24/22	923,440
	Bank of Scotland PLC
	1,200,000	5.250		02/21/17	1,373,665
	2,070,000	5.250	(a)	02/21/17	2,369,572
	Barclays Bank PLC
	850,000	6.050	(a)	12/04/17	947,423
EUR	850,000	4.500	(b)	03/04/19	1,091,513
	BNP Paribas SA(b)
	150,000	4.730		04/29/49	176,415
	Citigroup, Inc.
	$205,000	4.450		01/10/17	225,495
	1,675,000	6.125		05/15/18	1,991,446
	300,000	8.500		05/22/19	399,783
EUR	800,000	7.375		09/04/19	1,336,708
	$700,000	3.375		03/01/23	704,420
	DnB Boligkreditt AS
	800,000	2.900		03/29/16	848,596
	2,700,000	2.900	(a)	03/29/16	2,864,011
	1,900,000	1.450	(a)	03/21/18	1,908,518
	HSBC Holdings PLC
	1,150,000	6.800		06/01/38	1,457,611
	ING Bank NV
	1,600,000	4.000	(a)	03/15/16	1,714,400
EUR	650,000	6.125	(b)	05/29/23	895,056
	Intesa Sanpaolo SPA
	500,000	4.125		01/14/16	650,623
	$650,000	3.875		01/16/18	624,398
	JPMorgan Chase & Co.
	1,400,000	4.250		10/15/20	1,526,213
	Lloyds TSB Bank PLC(b)
EUR	1,150,000	11.875		12/16/21	1,820,549
	Mizuho Corporate Bank Ltd.(a)
	$1,300,000	1.550		10/17/17	1,295,182
	Morgan Stanley, Inc.
	1,650,000	4.000		07/24/15	1,739,714
	450,000	4.750		03/22/17	496,084
	225,000	5.550		04/27/17	253,232
	950,000	6.250		08/28/17	1,104,294
EUR	550,000	3.750		09/21/17	751,553
	$500,000	5.950		12/28/17	578,992
	250,000	6.625		04/01/18	298,789
	600,000	5.625		09/23/19	691,952
	Nordea Bank AB
EUR	350,000	4.500		03/26/20	497,096
	$1,200,000	4.250	(a)	09/21/22	1,227,331

	Corporate Obligations – (continued)
	Banks – (continued)
	Rabobank Nederland
EUR	100,000	4.125%		09/14/22	$133,242
	$300,000	3.950		11/09/22	299,766
	Royal Bank of Scotland PLC
	1,100,000	2.550		09/18/15	1,131,438
EUR	550,000	5.375		09/30/19	825,459
	800,000	5.500		03/23/20	1,213,847
	350,000	10.500	(b)	03/16/22	532,094
	Santander Holdings USA, Inc.
	$850,000	3.000		09/24/15	868,475
	Sparebank 1 Boligkreditt AS
	4,900,000	2.625	(a)	05/27/16	5,152,539
	1,100,000	2.300		06/30/17	1,146,610
	3,300,000	2.300	(a)	06/30/17	3,439,831
	3,200,000	1.750	(a)	11/15/19	3,170,880
	Standard Chartered PLC(a)
	400,000	5.500		11/18/14	428,520
	Swedbank Hypotek AB(a)(b)
	1,320,000	0.734		03/28/14	1,324,695

					59,037,072

	Chemicals – 0.5%
	Eastman Chemical Co
	850,000	3.600		08/15/22	885,763
	Ecolab, Inc.
	1,550,000	4.350		12/08/21	1,710,224

					2,595,987

	Communications – 2.6%
	AT&T, Inc.
	950,000	6.300		01/15/38	1,150,123
	700,000	5.550		08/15/41	773,635
	British Telecommunications PLC
GBP	244,000	6.625		06/23/17	442,210
	Comcast Corp.
	$2,050,000	5.700		05/15/18	2,466,913
	NBCUniversal Media LLC
	400,000	4.375		04/01/21	450,079
	650,000	5.950		04/01/41	795,359
	News America, Inc.
	1,100,000	6.400		12/15/35	1,332,637
	Time Warner Cable, Inc.
	950,000	6.550		05/01/37	1,098,700
	Verizon New Jersey, Inc.
	65,000	8.000		06/01/22	86,790
	Verizon Wireless Capital LLC
EUR	950,000	8.750		12/18/15	1,475,421
	Vodafone Group PLC
	$1,950,000	2.875		03/16/16	2,053,023

					12,124,890

	Consumer Noncyclical – 3.3%
	BAT International Finance PLC
	1,208,000	9.500	(a)	11/15/18	1,674,956
GBP	750,000	6.375		12/12/19	1,438,924
	$480,000	3.250	(a)	06/07/22	498,982

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Consumer Noncyclical – (continued)
	CVS Caremark Corp.
	$275,000	4.125%		05/15/21	$306,386
	1,550,000	6.125		09/15/39	1,906,185
	Imperial Tobacco Finance PLC
EUR	300,000	4.375		11/22/13	393,515
	$600,000	2.050	(a)	02/11/18	603,768
GBP	800,000	7.750		06/24/19	1,575,222
	$400,000	3.500	(a)	02/11/23	403,536
	Kraft Foods Group, Inc.
	50,000	5.375		02/10/20	59,147
	850,000	3.500		06/06/22	888,070
	Mondelez International, Inc.
	1,200,000	6.500		02/09/40	1,553,374
	Pfizer, Inc.
	600,000	7.200		03/15/39	878,841
	Reynolds American, Inc.
	2,450,000	3.250		11/01/22	2,420,222
	Walgreen Co.
	950,000	3.100		09/15/22	940,040

					15,541,168

	Diversified Manufacturing – 0.2%
	Precision Castparts Corp.
	900,000	2.500		01/15/23	885,382

	Electric – 0.7%
	Alliander NV(b)
EUR	350,000	4.875		11/11/49	474,448
	DONG Energy A/S
	1,000,000	4.875		12/16/21	1,538,698
	350,000	7.750	(b)	06/01/30	486,783
	Iberdrola International BV
	300,000	4.500		09/21/17	417,352
	MidAmerican Energy Holdings Co.
	$350,000	5.950		05/15/37	427,610

					3,344,891

	Energy – 4.1%
	BP Capital Markets PLC
GBP	1,500,000	4.325		12/10/18	2,594,986
EUR	600,000	2.994		02/18/19	832,542
	600,000	4.154		06/01/20	895,791
	Dolphin Energy Ltd.
	$688,210	5.888		06/15/19	780,086
	1,066,383	5.888	(a)	06/15/19	1,208,745
	Gaz Capital SA for Gazprom
	1,770,000	9.250		04/23/19	2,296,575
	GPN Capital SA for Gazprom
	1,280,000	4.375		09/19/22	1,264,000
	Marathon Oil Corp.
	50,000	2.800		11/01/22	48,725
	Petrobras International Finance Co.
	140,000	5.750		01/20/20	154,268
	560,000	5.375		01/27/21	606,134
	Petroleos Mexicanos
	920,000	5.500		01/21/21	1,060,300

	Corporate Obligations – (continued)
	Energy – (continued)
	Phillips 66
	$250,000	4.300%		04/01/22	$274,652
	Rosneft Oil Co. via Rosneft International Finance Ltd.(a)
	560,000	4.199		03/06/22	556,500
	Schlumberger Investment SA(a)
	600,000	3.300		09/14/21	640,634
	Snam SpA
EUR	600,000	3.875		03/19/18	814,459
	TNK-BP Finance SA
	$268,000	7.500		07/18/16	306,190
	271,000	6.625		03/20/17	306,907
	190,000	7.875		03/13/18	228,950
	Total Capital International SA
	1,350,000	2.875		02/17/22	1,394,346
	Transocean, Inc.
	850,000	3.800		10/15/22	835,988
	Transportadora de Gas Internacional SA ESP
	340,000	5.700		03/20/22	370,492
	Weatherford International Ltd.
	500,000	9.625		03/01/19	652,886
	1,118,000	5.125		09/15/20	1,207,389
	50,000	4.500		04/15/22	51,504

					19,383,049

	Financial Companies – 0.9%
	American Express Credit Corp.
GBP	1,200,000	5.375		10/01/14	1,935,103
	$700,000	2.800		09/19/16	741,441
	GE Capital European Funding
EUR	1,200,000	2.875		06/18/19	1,642,463

					4,319,007

	Food & Beverage – 3.6%
	Anadolu Efes Biracilik ve Malt Sanayii AS(a)
	$1,245,000	3.375		11/01/22	1,185,863
	Anheuser-Busch InBev Worldwide, Inc.
	400,000	7.750		01/15/19	525,279
	2,100,000	2.500		07/15/22	2,058,966
	Archer-Daniels-Midland Co.
	1,432,000	4.479		03/01/21	1,622,343
	ConAgra Foods, Inc.
	150,000	1.900		01/25/18	151,494
	1,200,000	3.200		01/25/23	1,196,012
	Diageo Investment Corp.
	250,000	2.875		05/11/22	252,108
	Heineken NV(a)
	750,000	3.400		04/01/22	778,958
	1,950,000	2.750		04/01/23	1,914,958
	Pernod-Ricard SA(a)
	400,000	4.450		01/15/22	439,322
	2,800,000	4.250		07/15/22	3,032,294
	885,000	5.500		01/15/42	985,498

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Food & Beverage – (continued)
	SABMiller Holdings, Inc.(a)
	$1,100,000	2.450%	01/15/17	$1,145,092
	1,750,000	3.750	01/15/22	1,873,111

				17,161,298

	Health Care – Services – 0.6%
	Express Scripts Holding Co.
	2,350,000	3.500	11/15/16	2,530,918
	400,000	3.900	02/15/22	427,546

				2,958,464

	Insurance – 1.5%
	Allianz Finance II BV(b)
EUR	100,000	5.750	07/08/41	142,940
	American International Group, Inc.
	$750,000	4.875	09/15/16	833,418
	1,450,000	4.875	06/01/22	1,641,646
	Cloverie PLC for Zurich Insurance Co., Ltd.(b)
EUR	800,000	7.500	07/24/39	1,259,809
	QBE Capital Funding III Ltd.(a)(b)
	$450,000	7.250	05/24/41	472,500
	Standard Life PLC(b)
EUR	2,200,000	5.314	01/06/49	2,805,971

				7,156,284

	Metals & Mining – 1.1%
	Anglo American Capital PLC(a)
	$2,600,000	9.375	04/08/14	2,806,905
	Rio Tinto Finance USA Ltd.
	752,000	9.000	05/01/19	1,037,834
	Xstrata Finance Canada Ltd.(a)
	1,450,000	4.000	10/25/22	1,460,413

				5,305,152

	Noncaptive – Financial – 1.0%
	General Electric Capital Corp.
	350,000	5.550	05/04/20	416,230
	1,900,000	3.150	09/07/22	1,893,910
	2,600,000	3.100	01/09/23	2,563,321

				4,873,461

	Pharmaceuticals – 1.3%
	AbbVie, Inc.(a)
	1,500,000	1.750	11/06/17	1,517,011
	1,000,000	2.900	11/06/22	999,199
	Teva Pharmaceutical Finance Co. BV
	2,550,000	3.650	11/10/21	2,710,888
	Teva Pharmaceutical Finance IV BV
EUR	400,000	2.875	04/15/19	549,596
	Watson Pharmaceuticals, Inc.
	$250,000	3.250	10/01/22	251,846

				6,028,540

	Real Estate Investment Trust – 1.4%
	HCP, Inc.
	1,700,000	5.375	02/01/21	1,974,779

	Corporate Obligations – (continued)
	Real Estate Investment Trust – (continued)
	Simon Property Group LP
	$2,200,000	5.650%	02/01/20	$2,631,614
	Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250	08/15/22	199,852
	WEA Finance LLC(a)
	1,600,000	4.625	05/10/21	1,784,651
	WEA Finance LLC/WT Finance Australia Property Ltd.(a)
	250,000	3.375	10/03/22	254,402

				6,845,298

	Retailers – 0.1%
	Wal-Mart Stores, Inc.
	550,000	5.000	10/25/40	631,054

	Technology – 0.1%
	Hewlett-Packard Co.
	250,000	2.600	09/15/17	252,060

	Transportation – 0.5%
	Burlington Northern Santa Fe LLC
	450,000	3.000	03/15/23	455,714
	Transnet Ltd.
	1,940,000	4.500	02/10/16	2,041,850

				2,497,564

	TOTAL CORPORATE OBLIGATIONS
	(Cost $164,721,133)			$173,696,945

	Foreign Debt Obligations – 2.3%
	European Financial Stability Facility
EUR	7,700,000	2.000%	05/15/17	$10,339,305
	Gas Natural Finance BV
	700,000	3.875	01/17/23	897,690

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $10,702,590)			$11,236,995

	Asset-Backed Securities – 4.6%
	Home Equity – 0.8%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	$1,363,321	1.454%	10/25/37	$1,353,090
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,900,000	1.654	10/25/37	2,369,628
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	103,219	7.000	09/25/37	96,622
	GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	147,692	7.000	09/25/37	138,668

				3,958,008

	Student Loans(b) – 3.8%
	Access Group, Inc. Series 2004-2, Class A2
	3,211,119	0.451	01/25/16	3,138,664
	Brazos Higher Education Authority, Inc. Series 2005-3, Class A14
	201,135	0.394	09/25/23	200,934

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Asset-Backed Securities – (continued)
	Student Loans – (continued)
	College Loan Corp. Trust Series 2005-1, Class A2
	$4,000,000	0.401%	07/25/24	$3,910,328
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	700,000	0.518	05/25/36	642,610
	Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	1,026,455	1.152	02/25/42	1,037,589
	Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	1,116,518	1.081	07/27/48	1,130,568
	Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	646,019	1.054	02/25/43	655,581
	SLC Student Loan Center Series 2011-1, Class A(a)
	1,405,465	1.424	10/25/27	1,444,393
	SLC Student Loan Trust Series 2006-1, Class A4
	2,408,759	0.360	12/15/21	2,404,529
	US Education Loan Trust LLC Series 2006-1, Class A2(a)
	483,709	0.417	03/01/25	481,603
	Wachovia Student Loan Trust Series 2006-1, Class A4(a)
	2,749,079	0.381	04/25/23	2,746,518

				17,793,317

	TOTAL ASSET-BACKED SECURITIES
	(Cost $22,020,926)			$21,751,325

	Mortgage-Backed Obligations – 15.1%
	Adjustable Rate Non-Agency(b) – 0.6%
	American Home Mortgage Investment Trust Series 2004-3, Class 1A
	$2,971	0.574%	10/25/34	$2,958
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	227,797	1.677	09/25/35	186,992
	Countrywide Alternative Loan Trust Series 2005-82, Class A1
	3,094,268	0.474	02/25/36	2,067,553
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	1,058,722	0.413	03/20/46	721,831

	TOTAL ADJUSTABLE RATE NON-AGENCY			$2,979,334

	Collateralized Mortgage Obligations – 2.7%
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1(b)
	$276,877	2.889%	04/20/35	$279,408
	FHLMC REMIC Series 4158, Class TI
	6,970,975	3.000	12/15/42	908,180
	FNMA REMIC Series 2010-126, Class LS(b)
	3,297,590	4.796	11/25/40	343,048
	FNMA STRIPS Series 410, Class C2
	920,607	4.000	04/25/42	142,191
	GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
	437,178	3.425	06/25/34	445,799
	Granite Mortgages PLC Series 2003-2, Class 1B(b)
	320,008	1.282	07/20/43	312,332

	Mortgage-Backed Obligations – (continued)
	Collateralized Mortgage Obligations – (continued)
	Granite Mortgages PLC Series 2004-2, Class 3A(b)
GBP	329,769	0.827%	06/20/44	$497,313
	Granite Mortgages PLC Series 2004-3, Class 3A1(b)
	313,887	0.867	09/20/44	473,364
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
	$1,168,237	2.773	08/19/36	781,987
	Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
	294,334	2.570	08/25/35	238,437
	Luminent Mortgage Trust Series 2006-5, Class A1A(b)
	1,305,355	0.394	07/25/36	830,697
	NCUA Guaranteed Notes Series 2010-C1, Class APT
	3,484,326	2.650	10/29/20	3,664,465
	NCUA Guaranteed Notes Series 2010-R1, Class 2A
	95,549	1.840	10/07/20	96,807
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
	1,414,496	1.177	01/25/46	962,196
	Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
	305,290	0.896	11/20/34	307,850
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
	131,788	2.576	09/25/34	135,252
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
	734,200	2.816	11/25/34	749,641
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1(b)
	669,072	2.786	05/25/34	702,304
	Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
	1,530,284	0.878	02/25/47	1,156,294

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$13,027,565

	Commercial Mortgage-Backed Securities – 0.7%
	Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(b)
	$600,000	5.619%	04/10/49	$687,065
	FNMA ACES Series 2012-M13, Class A2
	1,500,000	2.377	05/25/22	1,505,470
	FNMA ACES Series 2012-M8, Class A2
	300,000	2.349	05/25/22	300,928
	FNMA ACES Series 2012-M8, Class ASQ2
	200,000	1.520	12/25/19	203,453
	FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.801	12/25/19	304,795
	Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM(b)
	150,000	5.478	02/12/44	168,122
	Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM(b)
	250,000	5.931	12/15/44	238,177

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$3,408,010

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	Federal Agencies – 11.1%
	FHLMC – 0.9%
	$1,099	5.000%	09/01/16		$1,173
	12,384	5.000	11/01/16		13,247
	1,510	5.000	12/01/16		1,617
	38,549	5.000	01/01/17		41,249
	59,467	5.000	02/01/17		63,509
	48,729	5.000	03/01/17		52,039
	85,777	5.000	04/01/17		91,610
	3,583	5.000	05/01/17		3,827
	1,435	5.000	06/01/17		1,533
	1,997	5.000	08/01/17		2,134
	250,655	5.000	09/01/17		267,695
	283,686	5.000	10/01/17		302,976
	160,719	5.000	11/01/17		171,646
	177,072	5.000	12/01/17		189,111
	213,035	5.000	01/01/18		227,549
	488,973	5.000	02/01/18		522,543
	482,002	5.000	03/01/18		515,184
	420,891	5.000	04/01/18		449,915
	304,509	5.000	05/01/18		325,505
	78,224	5.000	06/01/18		83,698
	75,455	5.000	07/01/18		81,009
	41,019	5.000	08/01/18		43,926
	29,517	5.000	09/01/18		31,533
	93,859	5.000	10/01/18		100,337
	111,570	5.000	11/01/18		119,337
	74,003	5.000	12/01/18		79,058
	53,232	5.000	01/01/19		56,882
	6,034	5.000	02/01/19		6,461
	13,637	5.000	03/01/19		14,602
	52,762	5.000	02/01/37		57,080
	50,280	4.500	09/01/39		55,025
	101,489	5.000	01/01/40		111,253

					4,084,263

	FNMA – 9.8%
	2,718	5.000	04/01/18		2,929
	38,249	5.000	05/01/18		41,216
	4,623	5.000	06/01/18		4,982
	4,587	5.000	11/01/18		4,943
	4,075	5.000	03/01/19		4,391
	5,331	5.000	04/01/19		5,767
	4,000,000	4.506	06/01/19		4,614,657
	1,646,883	3.416	10/01/20		1,798,455
	1,260,604	3.632	12/01/20		1,391,927
	778,417	3.763	12/01/20		870,301
	2,086,194	4.374	06/01/21		2,405,132
	400,000	3.957	07/01/21		445,374
	386,905	5.000	05/01/26		424,249
	307,593	6.000	09/01/27		339,490
	8,340	5.000	08/01/33		9,097
	8,333	5.500	02/01/34		9,182
	7,743	5.500	05/01/34		8,531
	4,999	5.500	10/01/34		5,505
	41,917	5.500	12/01/34		46,131
	8,980	5.500	04/01/35		9,882

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$9,312	5.500%	07/01/35		$10,232
	1,282,295	5.000	04/01/39		1,391,051
	75,472	4.500	05/01/39		82,880
	41,294	4.500	06/01/39		45,348
	50,703	4.500	08/01/39		55,808
	889,378	5.000	12/01/39		964,809
	21,299	4.000	10/01/40		22,685
	24,123	4.000	11/01/40		25,693
	7,940,776	6.000	05/01/41		8,716,243
	734,455	4.500	06/01/41		792,140
	125,095	4.500	07/01/41		134,920
	185,970	4.500	08/01/41		200,576
	175,598	4.000	10/01/41		187,096
	1,522,613	4.500	10/01/41		1,642,202
	4,000,000	3.000	TBA-30yr	(c)	4,124,688
	13,000,000	3.500	TBA-30yr	(c)	13,725,026
	2,000,000	4.000	TBA-30yr	(c)	2,130,899

					46,694,437

	GNMA – 0.4%
	752,841	3.950	07/15/25		818,971
	1,000,000	2.500	TBA-30yr	(c)	993,437

					1,812,408

	TOTAL FEDERAL AGENCIES				$52,591,108

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $73,260,740)				$72,006,017

	Agency Debenture(d) – 0.2%
	FHLMC
	$800,000	2.375%	01/13/22		$832,564
	(Cost $795,626)

	Government Guarantee Obligations(e) – 5.9%
	Achmea Hypotheekbank NV(a)
	$387,000	3.200%	11/03/14		$403,177
	Kreditanstalt fuer Wiederaufbau
EUR	2,300,000	0.500	02/26/16		2,966,506
	12,200,000	3.125	06/15/18		17,511,268
	2,500,000	4.375	07/04/18		3,792,740
AUD	3,000,000	6.000	08/20/20		3,468,446

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $27,812,839)				$28,142,137

	U.S. Treasury Obligations – 5.0%
	United States Treasury Bonds
	$3,000,000	2.750%	11/15/42		$2,779,650
	2,100,000	2.750	08/15/42		1,947,687

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes
$6,000,000	0.750%	03/31/18	$5,992,260
700,000	1.625	11/15/22	687,624
12,300,000	0.875	01/31/18	12,379,703

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,781,739)			$23,786,924

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.6%
Interest Rate Swaptions
Barclays Bank PLC Call – OTC – 10 year Interest Rate Swap Strike Price 3.710%
$16,000,000	3.710%	03/08/16	$497,544
Royal Bank of Canada Put – OTC – 5 year Interest Rate Swap Strike Price 1.263%
24,000,000	1.263	10/18/13	243,185
Royal Bank of Canada Call – OTC – 5 year Interest Rate Swap Strike Price 1.263%
24,000,000	1.263	10/18/13	163,440
Royal Bank of Canada Call – OTC – 10 year Interest Rate Swap Strike Price 3.623%
31,000,000	3.623	02/22/16	1,009,636
Royal Bank of Canada Call – OTC – 2 year Interest Rate Swap Strike Price 1.916%
68,000,000	1.916	10/23/15	387,885
UBS AG Put – OTC – 5 year Interest Rate Swap Strike Price 1.718%
17,000,000	1.718	10/22/14	320,078
UBS AG Call – OTC – 5 year Interest Rate Swap Strike Price 1.718%
17,000,000	1.718	10/22/14	274,570

TOTAL OPTIONS PURCHASED
(Cost $3,327,125)			$2,896,338

TOTAL INVESTMENTS – 102.5%
(Cost $469,498,187)			$487,967,349

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.5)%			(12,010,152)

NET ASSETS – 100.0%			$475,957,197

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,758,189, which represents approximately 16.1% of net assets as of March 31, 2013.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $20,974,050 which represents approximately 4.4% of net assets as of March 31, 2013.
(d)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(e)	Guaranteed by a foreign government until maturity.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NGN	—Nigerian Naira
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	06/19/13	$469,428	$473
	EUR/USD	06/19/13	1,898,234	5,728
	ILS/USD	06/19/13	955,889	11,889
Barclays Bank PLC	CNY/USD	08/22/13	2,656,742	4,742
	JPY/USD	06/19/13	951,810	7,810
	USD/KRW	04/05/13	966,419	4,879
	USD/ZAR	06/19/13	324,317	7,683
BNP Paribas SA	EUR/USD	06/19/13	947,835	1,568
	USD/CZK	06/19/13	1,881,276	26,758
	USD/EUR	06/19/13	1,887,974	5,364
Citibank NA	AUD/USD	06/19/13	1,893,903	12,992
	GBP/USD	06/19/13	950,782	7,112
	JPY/USD	06/19/13	1,422,487	6,487
	NOK/EUR	06/19/13	468,146	5,269
	TRY/USD	06/19/13	475,840	3,840
	TRY/USD	06/20/13	474,415	1,415
	USD/EUR	06/19/13	1,877,713	11,901
	USD/RUB	04/04/13	96,247	916
	USD/RUB	04/17/13	2,905,654	67,336
	USD/RUB	04/29/13	1,889,138	2,862
	USD/RUB	05/08/13	70,438	402
	USD/TWD	04/08/13	945,831	4,169
Credit Suisse International (London)	CHF/EUR	06/19/13	2,045,732	9,082
	CLP/USD	04/05/13	918,169	1,169
	INR/USD	04/02/13	2,380,991	5,154
	USD/COP	04/05/13	948,646	1,354
	USD/RUB	04/29/13	1,879,441	9,559
	USD/SEK	05/17/13	5,769,138	106,375
Deutsche Bank AG (London)	CNY/USD	08/22/13	3,109,537	4,727
	EUR/PLN	06/19/13	940,080	1,342
	HUF/EUR	06/19/13	933,726	3,983
	ILS/USD	06/19/13	951,795	7,795
	MXN/USD	06/19/13	6,617,587	61,429
	NZD/USD	06/19/13	952,921	13,795
	USD/BRL	04/05/13	40,261	991
	USD/CHF	06/19/13	9,224,976	29,207
	USD/EUR	06/19/13	4,728,754	52,768
	USD/KRW	04/05/13	1,864,723	35,277
	USD/KRW	04/15/13	934,491	13,509
	USD/ZAR	04/12/13	4,243,878	104,742
HSBC Bank PLC	EUR/HUF	06/19/13	463,890	4,256
	NOK/EUR	06/19/13	1,878,996	10,368
	USD/EUR	06/19/13	755,446	7,311
	USD/MXN	06/19/13	944,734	1,266
JPMorgan Securities, Inc.	ILS/USD	06/19/13	1,937,648	22,752
	INR/USD	04/12/13	956,646	6,646
	SEK/EUR	06/19/13	931,161	8,365
	TRY/USD	06/19/13	1,627,622	11,822

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD/EUR	06/19/13	$1,889,256	$853
	USD/TRY	06/19/13	2,837,941	59
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/19/13	943,325	5,792
	JPY/USD	06/19/13	7,584,467	27,467
	MXN/USD	06/19/13	955,655	9,655
	USD/BRL	04/05/13	1,872,427	27,573
	USD/HUF	06/19/13	2,278,774	20,698
	USD/MXN	06/19/13	471,649	351
Royal Bank of Canada	CAD/USD	06/19/13	4,741,324	18,324
	EUR/USD	04/15/13	896,691	410
	USD/DKK	05/23/13	3,257,423	35,099
	USD/EUR	06/19/13	1,873,865	15,817
	USD/MXN	05/30/13	4,328,530	958
Royal Bank of Scotland PLC	GBP/USD	06/19/13	950,782	6,996
	TRY/USD	06/19/13	947,462	2,462
State Street Bank	MXN/USD	06/19/13	2,763,750	32,750
	USD/EUR	06/19/13	6,825,948	64,684
	USD/KRW	04/17/13	4,050,361	195,561
UBS AG (London)	JPY/USD	04/11/13	24,008,007	67,458
	USD/EUR	06/19/13	466,863	5,511
	USD/RUB	04/04/13	471,849	3,151
	USD/RUB	04/29/13	1,277,598	7,602
	USD/SEK	06/19/13	1,100,703	26,324
Westpac Banking Corp.	AUD/USD	06/19/13	1,887,694	8,810
	NZD/AUD	06/19/13	1,872,170	5,693
	NZD/USD	06/19/13	1,413,985	3,989
	USD/EUR	04/15/13	142,453,698	2,120,092
	USD/JPY	04/11/13	54,894,959	1,263,802
TOTAL				$4,714,580

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/19/13	$944,850	$(8,559)
	EUR/PLN	06/19/13	945,568	(1,581)
	ILS/USD	06/19/13	944,933	(67)
	USD/GBP	06/19/13	478,428	(4,715)
	USD/HUF	06/19/13	948,540	(2,540)
	USD/MXN	06/19/13	949,826	(3,826)
Barclays Bank PLC	BRL/USD	04/29/13	1,067,111	(1,889)
	EUR/USD	06/19/13	1,412,132	(8,106)
	KRW/USD	04/15/13	965,566	(5,136)
	KRW/USD	04/29/13	1,884,979	(4,021)
	PLN/USD	06/19/13	1,398,611	(26,666)
	TWD/USD	04/08/13	1,201,495	(7,978)
	TWD/USD	04/15/13	1,882,913	(13,087)
	USD/BRL	04/29/13	1,422,526	(3,526)
	USD/CLP	04/05/13	959,955	(9,955)
	USD/CNY	08/22/13	3,805,044	(6,044)
	USD/JPY	04/01/13	59,283	(142)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank LLC (continued)	USD/JPY	06/19/13	$968,703	$(22,703)
	ZAR/USD	06/19/13	943,699	(3,301)
BNP Paribas SA	EUR/PLN	06/19/13	1,409,091	(3,372)
Citibank NA	EUR/GBP	06/19/13	2,224,027	(50,956)
	EUR/USD	06/19/13	2,807,591	(29,528)
	KRW/USD	04/05/13	1,888,128	(872)
	KRW/USD	04/08/13	925,694	(24,306)
	PHP/USD	04/10/13	146,297	(510)
	PHP/USD	04/15/13	1,880,927	(13,073)
	RUB/USD	04/04/13	70,850	(398)
	RUB/USD	04/17/13	1,785,339	(54,378)
	USD/EUR	06/19/13	1,889,256	(1,724)
	USD/SGD	06/19/13	1,917,891	(13,119)
Credit Suisse International (London)	CHF/USD	06/19/13	913,770	(2,230)
	EUR/USD	04/15/13	1,696,138	(7,660)
	EUR/USD	06/19/13	1,861,039	(32,378)
	INR/USD	05/06/13	1,976,418	(6,059)
	RUB/USD	04/04/13	1,691	(9)
	RUB/USD	04/22/13	1,883,065	(7,935)
	USD/CAD	06/19/13	607,777	(6,453)
	USD/COP	04/26/13	944,537	(537)
	USD/INR	04/02/13	1,997,531	(1,578)
	USD/MXN	06/19/13	949,679	(3,679)
Deutsche Bank AG (London)	AUD/USD	05/09/13	107,580	(536)
	BRL/USD	04/05/13	1,296,076	(13,942)
	EUR/USD	06/19/13	1,867,452	(35,540)
	INR/USD	04/02/13	181,039	(390)
	PHP/USD	04/24/13	2,239,456	(6,686)
	RUB/USD	04/04/13	495,555	(5,473)
	THB/USD	04/23/13	966,463	(1,140)
	USD/CAD	04/24/13	11,491,446	(94,751)
	USD/INR	04/02/13	947,419	(3,419)
	USD/PHP	05/02/13	1,890,826	(1,826)
HSBC Bank PLC	KRW/USD	04/15/13	943,682	(318)
	TWD/USD	04/10/13	459,965	(4,245)
	USD/KRW	04/30/13	945,127	(127)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	2,030,034	(33,052)
	EUR/USD	06/19/13	929,878	(18,168)
	JPY/EUR	06/19/13	1,900,800	(12,273)
	RUB/USD	04/08/13	3,901,245	(21,406)
	USD/GBP	06/19/13	962,932	(16,483)
	USD/ILS	06/19/13	947,040	(1,040)
	USD/INR	04/12/13	476,549	(1,549)
	USD/NZD	06/19/13	2,770,729	(40,768)
	USD/TRY	06/19/13	198,081	(1,281)
Morgan Stanley Capital Services, Inc.	BRL/USD	04/12/13	1,837,838	(60,162)
	USD/ZAR	06/19/13	949,708	(4,708)
Royal Bank of Canada	USD/AUD	05/09/13	3,629,163	(12,642)
	USD/AUD	06/19/13	482,273	(11,140)
	USD/CAD	06/19/13	1,430,641	(9,641)
	USD/JPY	06/19/13	484,796	(11,796)

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland PLC	CHF/USD	06/19/13	$1,566,803	$(1,197)
	CNY/USD	08/22/13	903,794	(1,055)
	EUR/USD	06/19/13	470,711	(1,843)
	GBP/USD	06/19/13	1,886,375	(1,496)
	INR/USD	04/26/13	1,699,385	(6,565)
	SEK/EUR	06/19/13	251,388	(129)
	USD/JPY	06/19/13	4,050,113	(80,581)
	USD/TRY	06/19/13	2,848,144	(14,144)
Standard Chartered Bank	INR/USD	04/02/13	1,328,725	(2,497)
	NGN/USD	04/30/13	1,945,941	(4,268)
	TWD/USD	04/30/13	2,621,037	(7,041)
State Street Bank	EUR/MXN	06/19/13	1,894,230	(11,387)
	EUR/NOK	06/19/13	2,545,205	(12,082)
	EUR/USD	04/15/13	2,635,125	(10,060)
	NOK/EUR	06/19/13	1,889,256	(5,000)
	USD/AUD	04/03/13	50,600	(30)
	USD/JPY	06/19/13	1,913,699	(22,699)
	USD/MXN	06/19/13	1,891,441	(441)
UBS AG (London)	AUD/CHF	06/19/13	947,137	(185)
	CHF/USD	06/19/13	1,406,857	(9,143)
	EUR/CHF	06/19/13	1,883,765	(8,617)
	RUB/USD	04/08/13	940,753	(9,247)
	USD/CHF	06/19/13	1,126,425	(2,425)
	USD/COP	04/30/13	1,523,907	(1,995)
	USD/GBP	05/10/13	12,787,487	(12,161)
	USD/GBP	06/19/13	475,391	(1,758)
	USD/IDR	04/30/13	948,052	(2,052)
	USD/INR	04/02/13	945,805	(1,805)
	USD/JPY	06/19/13	951,477	(6,477)
	USD/KRW	05/02/13	1,892,383	(383)
	USD/MYR	04/08/13	956,893	(6,893)
	ZAR/USD	06/19/13	324,317	(184)
Westpac Banking Corp.	KRW/USD	04/05/13	943,014	(3,986)
	USD/AUD	06/19/13	5,085,143	(44,084)
TOTAL				$(1,113,008)

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(c)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	04/11/13	$(1,000,000)	$(1,077,334)
FNMA	5.000	TBA-30yr	04/11/13	(2,000,000)	(2,166,875)
FNMA	6.000	TBA-30yr	04/11/13	(3,000,000)	(3,286,875)
TOTAL (Proceeds Receivable: $6,519,609)					$(6,531,084)

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	11	June 2013	$1,392,656	$15,570
French 10 Year Government Bonds	(102)	June 2013	(17,784,449)	(167,432)
Italian 10 Year Government Bonds	(15)	June 2013	(2,086,405)	16,933
Japan 10 Year Government Bonds	(15)	June 2013	(23,178,414)	(94,078)
U.K. Life Long Gilt	58	June 2013	10,467,854	353,288
Ultra Long U.S. Treasury Bonds	33	June 2013	5,200,594	(19,133)
5 Year German Euro-Bobl	(25)	June 2013	(4,060,903)	(25,424)
10 Year German Euro-Bund	220	June 2013	41,029,224	595,718
5 Year U.S. Treasury Notes	378	June 2013	46,892,672	7,299
10 Year U.S. Treasury Notes	(463)	June 2013	(61,108,766)	(189,226)
30 Year U.S. Treasury Bonds	(305)	June 2013	(44,062,969)	(99,210)
TOTAL				$394,305

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC		$30	(a)	12/20/22	3.000%	3 month LIBOR	$(48)	$(78)
	GBP	2,040	(a)	06/19/23	6 month BP	2.000%	14,341	(20,114)
	EUR	3,240	(a)	06/19/23	1.750	6 month EURO	(79,847)	88,907
	CAD	6,100	(a)	09/14/25	3.040	6 month CDOR	—	78,083
		3,500	(a)	09/14/35	6 month CDOR	3.108	—	6,507
Barclays Bank PLC	BRL	10,070		01/02/14	7.524	1 month Brazilian Interbank Deposit Average	—	(4,354)
		11,900		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(8,145)
	EUR	8,260	(a)	06/19/18	1.000	6 month EURO	23,797	(16,619)
	SEK	8,370	(a)	06/19/18	3 month STIBOR	1.500	34,136	(12,989)
	NOK	33,270	(a)	06/19/18	6 month NIBOR	2.500	1,287	1,026
		$69,600	(a)	06/19/18	1.000	3 month LIBOR	(213,151)	41,545
	JPY	705,000	(a)	06/19/18	0.250	6 month JYOR	(27,609)	13,400
	GBP	270	(a)	12/20/22	6 month BP	3.000	3,743	(6,805)
	CHF	1,290	(a)	12/20/22	1.750	6 month CHFOR	(2,679)	3,382
	AUD	1,780	(a)	12/20/22	4.500	6 month AUDOR	(23,693)	17,105
	GBP	2,120	(a)	12/20/22	3.000	6 month BP	(13,368)	37,407
	CHF	3,790	(a)	12/20/22	6 month CHFOR	1.750	8,017	(10,084)
	EUR	3,970	(a)	12/20/22	6 month EURO	3.000	(121,939)	(15,445)
	NOK	9,960	(a)	12/20/22	6 month NIBOR	4.000	3,817	(7,078)
		$11,570	(a)	12/20/22	3.000	3 month LIBOR	(93,967)	45,331
	NOK	20,800	(a)	12/20/22	4.000	6 month NIBOR	4,478	2,331
	SEK	38,030	(a)	12/20/22	3 month STIBOR	2.750	58,262	(32,002)
		39,890	(a)	12/20/22	2.750	3 month STIBOR	(38,470)	10,926

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC (continued)	JPY	418,360	(a)	12/20/22	1.250%	6 month JYOR	$15,697	$44,403
		732,990	(a)	12/20/22	6 month JYOR	1.250%	(15,272)	(90,027)
	AUD	1,300	(a)	06/19/23	3.750	6 month AUDOR	(35,600)	(2,054)
	CHF	2,750	(a)	06/19/23	1.000	6 month CHFOR	8,783	(51,971)
		$8,440	(a)	06/19/23	3 month LIBOR	1.750	350,875	(78,819)
	EUR	13,930	(a)	06/19/23	1.750	6 month EURO	(202,370)	241,321
	JPY	136,180	(a)	06/19/23	6 month JYOR	0.750	6,711	(16,584)
		$6,080	(a)	03/10/26	3.210	3 month LIBOR	—	101,028
	EUR	2,280	(a)	06/19/43	2.250	6 month EURO	(105,696)	45,646
BNP Paribas	BRL	2,550		01/04/16	8.150	1 month Brazilian Interbank Deposit Average	—	(17,862)
Citibank NA	EUR	350,070	(a)	06/18/14	0.336	6 month EURO	—	(20,148)
		$35,490	(a)	06/19/14	0.350	3 month LIBOR	357	(11,823)
	GBP	1,000	(a)	06/19/18	1.000	6 month BP	(24,256)	21,835
	EUR	2,900	(a)	06/19/18	6 month EURO	1.000	1,423	(3,944)
		9,530	(a)	06/19/18	1.000	6 month EURO	(130,166)	138,448
	SEK	9,850	(a)	06/19/18	3 month STIBOR	1.500	39,066	(14,180)
	AUD	11,780	(a)	06/19/18	3.250	6 month AUDOR	(274,008)	76,125
	EUR	10,800	(a)	02/07/22	2.453	6 month EURO	—	179,691
		8,290	(a)	02/13/22	2.450	6 month EURO	—	133,592
	CHF	200	(a)	12/20/22	1.750	6 month CHFOR	1,510	(1,400)
	EUR	790	(a)	12/20/22	3.000	6 month EURO	26,059	1,279
		$1,140	(a)	12/20/22	3 month LIBOR	3.000	7,754	(2,962)
	EUR	3,230	(a)	12/20/22	6 month EURO	3.000	(70,248)	(41,528)
	GBP	3,390	(a)	12/20/22	3.000	6 month BP	(20,358)	58,799
	AUD	4,150	(a)	12/20/22	4.500	6 month AUDOR	(41,454)	26,095
	SEK	30,360	(a)	12/20/22	2.750	3 month STIBOR	(41,248)	20,283
	JPY	474,460	(a)	12/20/22	6 month JYOR	1.250	(17,946)	(50,214)
	GBP	2,410	(a)	06/19/23	2.000	6 month BP	(68,888)	75,707
	EUR	3,710	(a)	06/19/23	1.750	6 month EURO	(107,829)	118,202
		$33,980	(a)	06/19/23	3 month LIBOR	1.750	437,741	657,573
	EUR	4,160	(a)	02/07/32	6 month EURO	2.841	—	(97,670)
		3,200	(a)	02/13/32	6 month EURO	2.852	—	(79,740)
Credit Suisse International (London)	GBP	333,520	(a)	06/18/14	6 month BP	0.474	—	18,599
	EUR	71,920	(a)	06/19/14	0.400	6 month EURO	(146,704)	88,818
		$113,470	(a)	06/19/14	0.350	3 month LIBOR	(31,261)	(5,401)
		6,140	(a)	06/19/15	0.500	3 month LIBOR	6,320	(699)
	GBP	850	(a)	06/19/18	1.000	6 month BP	(21,214)	19,158
	CAD	1,790	(a)	06/19/18	6 month CDOR	1.750	(1,088)	(863)
	AUD	2,030	(a)	06/19/18	3.250	6 month AUDOR	(44,643)	10,543
		$7,950	(a)	06/19/18	3 month LIBOR	1.000	47,742	(28,141)
		35,200	(a)	06/19/18	1.000	3 month LIBOR	(56,311)	(30,477)
	EUR	39,490	(a)	06/19/18	6 month EURO	1.000	46,026	(80,347)
		$11,260	(a)	06/19/20	3 month LIBOR	1.250	275,829	(54,375)
	EUR	2,370	(a)	02/08/22	2.455	6 month EURO	—	39,548
	GBP	740	(a)	12/20/22	3.000	6 month BP	(683)	9,075
	GBP	6,690	(a)	12/20/22	6 month BP	3.000	16,548	(92,412)
	EUR	9,540	(a)	12/20/22	6 month EURO	3.000	(281,722)	(48,412)
		$10,680	(a)	12/20/22	3.000	3 month LIBOR	76,694	(121,589)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London) (continued)	CHF	15,100	(a)	12/20/22	1.750%	6 month CHFOR	$(6,107)	$14,339
	JPY	92,100	(a)	12/20/22	1.250	6 month JYOR	10,133	3,098
		228,730	(a)	12/20/22	6 month JYOR	1.250%	12,841	(45,700)
	GBP	370	(a)	06/19/23	6 month BP	2.000	6,299	(7,347)
	CHF	1,490	(a)	06/19/23	6 month CHFOR	1.000	26,524	(3,124)
	CHF	1,940	(a)	06/19/23	1.000	6 month CHFOR	(29,654)	(813)
	GBP	2,070	(a)	06/19/23	2.000	6 month BP	(35,768)	41,625
	CAD	2,380	(a)	06/19/23	6 month CDOR	2.250	57,442	(34,905)
	EUR	7,540	(a)	06/19/23	6 month EURO	1.750	56,517	(77,600)
		$8,440	(a)	06/19/23	1.750	3 month LIBOR	(276,314)	4,258
	SEK	33,200	(a)	06/19/23	2.000	3 month STIBOR	(80,717)	(78,699)
	JPY	47,680	(a)	06/19/23	6 month JYOR	0.750	5,429	(8,886)
	EUR	910	(a)	02/08/32	6 month EURO	2.849	—	(22,401)
		$640	(a)	06/19/43	2.750	3 month LIBOR	16,818	(54,882)
Deutsche Bank Securities, Inc.	GBP	2,830	(a)	12/20/22	6 month BP	3.000	(41,207)	9,115
	CHF	2,960	(a)	12/20/22	1.750	6 month CHFOR	10,470	(8,856)
	JPY	489,290	(a)	12/20/22	1.250	6 month JYOR	17,043	53,247
		813,920	(a)	12/20/22	6 month JYOR	1.250	2,431	(119,357)
	EUR	420	(a)	06/19/23	1.750	6 month EURO	(2,894)	4,069
		$1,150	(a)	06/19/23	1.750	3 month LIBOR	(38,025)	956
JPMorgan Securities, Inc.	NOK	4,380	(a)	06/19/18	6 month NIBOR	2.500	2,068	(1,764)
	GBP	760	(a)	12/20/22	3.000	6 month BP	(1,441)	10,059
	AUD	2,160	(a)	12/20/22	4.500	6 month AUDOR	(28,435)	20,440
	NOK	3,100	(a)	12/20/22	4.000	6 month NIBOR	(3,756)	4,771
	JPY	462,000	(a)	12/20/22	6 month JYOR	1.250	(12,753)	(53,617)
		$3,660	(a)	06/19/23	3 month LIBOR	1.750	144,116	(26,139)
Morgan Stanley Capital Services, Inc.	EUR	22,370	(a)	06/19/14	0.400	6 month EURO	(64,729)	46,724
		94,290	(a)	06/19/14	6 month EURO	0.400	70,044	5,846
		$148,960	(a)	06/19/14	3 month LIBOR	0.350	34,462	13,668
	CAD	3,590	(a)	06/19/18	1.750	6 month CDOR	(14,858)	18,772
	NZD	4,320	(a)	06/19/18	3 month NZDOR	3.250	36,321	(6,002)
	EUR	4,350	(a)	06/19/18	1.000	6 month EURO	5,662	—
		$11,180	(a)	06/19/18	1.000	3 month LIBOR	(76,307)	48,741
	NOK	12,550	(a)	06/19/18	6 month NIBOR	2.500	5,417	(4,544)
		33,390	(a)	06/19/18	3 month LIBOR	1.000	209,478	(127,151)
	JPY	1,369,000	(a)	06/19/20	6 month JYOR	0.500	(15,138)	(70,411)
	NZD	5,130	(a)	12/20/22	4.500	3 month NZDOR	(57,599)	36,220
	NOK	11,130	(a)	12/20/22	6 month NIBOR	4.000	4,071	(7,715)
	JPY	2,654,510	(a)	12/20/22	6 month JYOR	1.250	(82,515)	(298,824)
	AUD	10	(a)	06/19/23	3.750	6 month AUDOR	(251)	(39)
		$4,250	(a)	06/19/23	3 month LIBOR	1.750	182,264	(45,269)
	NZD	6,220	(a)	06/19/23	3 month NZDOR	3.750	(2,807)	112,595
	EUR	6,620	(a)	06/19/23	1.750	6 month EURO	27,998	(8,574)
	JPY	249,720	(a)	06/19/23	6 month JYOR	0.750	23,454	(41,560)
Royal Bank of Canada		$30,710	(a)	10/27/17	1.416	3 month LIBOR	—	39,948
	AUD	2,420	(a)	06/19/18	3.250	6 month AUDOR	(54,972)	14,320
	CAD	7,590	(a)	06/19/18	6 month CDOR	1.750	(904)	(7,371)
		5,890	(a)	12/20/22	3.000	6 month CDOR	(8,120)	24,491
	AUD	1,240	(a)	06/19/23	3.750	6 month AUDOR	(34,181)	(1,736)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Royal Bank of Canada (continued)	CAD	1,750	(a)	06/19/23	6 month CDOR	2.250%	$34,691	$(18,120)
		4,300	(a)	10/04/25	2.780%	6 month CDOR	—	(44,851)
		$11,560	(a)	02/24/26	3.123	3 month LIBOR	—	115,951
	CAD	2,500	(a)	10/04/35	6 month CDOR	2.860	—	97,049
UBS AG (London)	CHF	5,400		01/06/17	2.105	6 month CHFOR	—	428,260
TOTAL							$(804,182)	$1,236,668

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	JPY	2,043,000	03/18/17	6 month JYOR	0.250%	$5,924	$219
		1,380,000	03/19/20	0.800%	6 month JYOR	(854)	34,155
		$2,000	06/19/43	3 month LIBOR	2.750	132,668	(13,714)
TOTAL						$137,738	$20,660

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$16,650	(1.000)%	06/20/14	0.163%	$(74,676)	$(104,057)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	28,700	(1.000)	06/20/14	0.163	(119,972)	(188,115)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	5,400	1.000	06/20/16	0.523	4,964	79,500
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	24,050	1.000	06/20/16	0.523	21,134	355,042
TOTAL						$(168,550)	$142,370

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — For the fiscal year ended March 31, 2013, the Fund had the following written options activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$1,720	$15,394
Contracts Written	62,471	1,126,627
Contracts Bought to Close	(49,000)	(1,073,100)
Contracts Expired	(15,191)	(68,921)
Contracts Outstanding March 31, 2013	$—	$—

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – 22.1%
	Banks – 4.1%
	Abbey National Treasury Services PLC(a)
GBP	1,800,000	2.110%		02/16/15	$2,791,947
	ANZ Capital Trust II(b)(c)
	$6,600,000	5.360		12/15/49	6,699,000
	Bank of America Corp.
	8,950,000	6.000		09/01/17	10,372,270
	Bank of Ireland
EUR	4,700,000	10.000		07/30/16	6,170,436
	Bank of Scotland PLC(b)
	$5,700,000	5.250		02/21/17	6,524,910
	Barclays Bank PLC(b)
	6,150,000	6.050		12/04/17	6,854,882
	BNP Paribas SA(a)(c)
EUR	1,850,000	4.730		04/29/49	2,175,782
	DnB Boligkreditt AS(b)
	$12,300,000	1.450		03/21/19	12,355,141
	HBOS PLC(a)(c)
EUR	5,175,000	4.375		10/30/19	6,408,036
	HSBC Capital Funding LP(a)(c)
	4,975,000	5.369		03/24/49	6,409,094
	ING Bank NV(a)(c)
	5,029,000	4.625		03/15/19	6,349,731
	Intesa Sanpaolo SPA
	$5,125,000	3.125		01/15/16	5,000,146
	12,525,000	3.875		01/16/18	12,031,663
	Lloyds TSB Bank PLC(a)(c)
GBP	2,200,000	6.963		05/29/20	3,443,728
	Northern Rock Asset Management PLC(b)
	$10,354,000	5.625		06/22/17	12,036,192
	Regions Bank
	4,975,000	7.500		05/15/18	6,088,156
	Santander Holdings USA, Inc.(c)
	4,225,000	3.000		09/24/15	4,316,831
	Sparebank 1 Boligkreditt AS(b)
	13,400,000	1.750		11/15/19	13,278,060
	Stadshypotek AB(b)
	8,100,000	1.875		10/02/19	8,123,490
	UBS AG
	1,675,000	7.625		08/17/22	1,871,568
	Westpac Capital Trust III(a)(b)(c)
	2,585,000	5.819		09/30/49	2,610,850

					141,911,913

	Brokerage(c) – 0.5%
	Morgan Stanley, Inc.
	14,575,000	5.500		07/28/21	16,653,005

	Chemicals(c) – 0.5%
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
	4,675,000	9.000		11/15/20	4,441,250
	Rockwood Specialties Group, Inc.
	11,625,000	4.625		10/15/20	11,915,625

					16,356,875

	Principal Amount	Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Consumer Cyclical Services(c) – 0.4%
	Equinix, Inc.
	$1,050,000	4.875%		04/01/20	$1,055,250
	8,525,000	7.000		07/15/21	9,441,438
	1,350,000	5.375		04/01/23	1,360,125

					11,856,813

	Consumer Products – Household & Leisure(c) – 0.8%
	Alphabet Holding Co., Inc.(b)(d)
	11,450,000	7.750		11/01/17	11,936,625
	Avon Products, Inc.
	10,025,000	4.600		03/15/20	10,494,865
	Spectrum Brands Escrow Corp.(b)
	3,050,000	6.375		11/15/20	3,278,750
	3,100,000	6.625		11/15/22	3,371,250

					29,081,490

	Electric(c) – 0.5%
	CMS Energy Corp.
	4,760,000	5.050		03/15/22	5,485,900
	DPL, Inc.
	4,650,000	7.250		10/15/21	4,923,187
	NV Energy, Inc.
	4,765,000	6.250		11/15/20	5,741,825
	Puget Sound Energy, Inc.(a)
	2,000,000	6.974		06/01/67	2,142,500

					18,293,412

	Energy – 3.7%
	BG Energy Capital PLC(a)(c)
	15,116,000	6.500		11/30/72	16,352,808
	Gaz Capital SA for Gazprom
	2,660,000	8.625	(e)	04/28/14	3,637,550
	7,090,000	9.250		04/23/19	9,199,275
	1,900,000	5.999		01/23/21	2,128,000
	3,090,000	6.510		03/07/22	3,584,400
	4,960,000	4.950		07/19/22	5,208,000
	2,350,000	7.288	(b)(c)	08/16/37	2,849,375
	GPN Capital SA for Gazprom
	14,389,000	4.375		09/19/22	14,209,137
	Halcon Resources Corp.(b)(c)
	2,875,000	9.750		07/15/20	3,176,875
	12,550,000	8.875		05/15/21	13,522,625
	Nexen, Inc.(c)
	115,000	5.875		03/10/35	138,762
	Offshore Group Investment Ltd.(b)(c)
	11,925,000	7.500		11/01/19	12,646,522
	2,900,000	7.125		04/01/23	2,959,439
	Raizen Fuels Finance Ltd.(c)
	1,400,000	9.500		08/15/14	1,531,587
	Rosneft Oil Co. via Rosneft International Finance Ltd.(b)
	28,350,000	4.199		03/06/22	28,172,812
	Transocean, Inc.(c)
	8,550,000	6.500		11/15/20	9,845,258

					129,162,425

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – Exploration & Production – 1.5%
	Concho Resources, Inc.(c)
	$2,550,000	8.625%		10/01/17	$2,728,500
	400,000	6.500		01/15/22	436,000
	2,000,000	5.500		10/01/22	2,075,000
	4,629,000	5.500		04/01/23	4,802,587
	Continental Resources, Inc.(c)
	11,450,000	5.000		09/15/22	12,194,250
	Kodiak Oil & Gas Corp.(c)
	7,285,000	8.125		12/01/19	8,232,050
	Lukoil International Finance BV
	770,000	7.250	(c)	11/05/19	920,150
	3,320,000	6.125		11/09/20	3,768,200
	1,480,000	6.656	(c)	06/07/22	1,753,800
	MEG Energy Corp.(b)(c)
	4,975,000	6.500		03/15/21	5,298,375
	10,075,000	6.375		01/30/23	10,478,000

					52,686,912

	Food & Beverage(b)(c) – 0.4%
	US Foods, Inc.
	13,000,000	8.500		06/30/19	13,812,500

	Gaming(b)(c) – 0.7%
	MGM Resorts International
	15,275,000	6.750		10/01/20	16,210,594
	Studio City Finance Ltd.
	6,850,000	8.500		12/01/20	7,526,095

					23,736,689

	Health Care – Medical Products(c) – 0.1%
	DJO Finance LLC/DJO Finance Corp.
	3,885,000	9.875		04/15/18	4,244,363

	Health Care – Services(c) – 0.7%
	Fresenius Medical Care US Finance, Inc.(b)
	8,950,000	5.750		02/15/21	9,912,125
	HCA, Inc.
	11,225,000	6.500		02/15/20	12,656,187

					22,568,312

	Life Insurance(c) – 0.6%
	Genworth Financial, Inc.
	8,550,000	7.625		09/24/21	10,281,375
	Nippon Life Insurance Co.(a)(b)
	11,800,000	5.000		10/18/42	12,021,250

					22,302,625

	Media – Cable(c) – 0.8%
	CCO Holdings LLC/CCO Holdings Capital Corp.
	6,325,000	7.000		01/15/19	6,815,188
	4,225,000	5.250		09/30/22	4,161,625
	UPC Holding BV
EUR	12,300,000	6.375		09/15/22	15,609,097

					26,585,910

	Metals & Mining(b)(c) – 0.2%
	Calcipar SA
	$6,167,000	6.875		05/01/18	6,566,511

	Corporate Obligations – (continued)
	Noncaptive – Financial(b)(c) – 0.0%
	GEO Maquinaria
	$1,587,213	9.625%		05/02/21	$1,277,706

	Packaging(c) – 0.5%
	Reynolds Group Holding Ltd.
	6,625,000	9.875		08/15/19	7,254,375
	Reynolds Group Issuer, Inc.
	10,725,000	5.750		10/15/20	10,912,688

					18,167,063

	Paper(b)(c) – 0.1%
	Sappi Papier Holding GmbH
	4,200,000	7.750		07/15/17	4,651,500

	Pipelines(c) – 1.2%
	Enterprise Products Operating LLC(a)
	6,850,000	8.375		08/01/66	7,877,500
	1,850,000	7.000		06/01/67	1,998,000
	3,600,000	7.034		01/15/68	4,167,000
	Regency Energy Partners LP
	1,105,000	9.375		06/01/16	1,171,300
	5,000,000	6.500		07/15/21	5,500,000
	12,600,000	5.500		04/15/23	13,482,000
	Southern Union Co.(a)
	8,775,000	3.316		11/01/66	7,722,000

					41,917,800

	Real Estate Investment Trust(c) – 0.2%
	Entertainment Properties Trust
	5,500,000	5.750		08/15/22	5,984,204

	Retailers(c) – 0.5%
	Burlington Coat Factory Warehouse Corp.
	16,825,000	10.000		02/15/19	18,612,656

	Services Cyclical – Rental Equipment(b)(c) – 0.6%
	Algeco Scotsman Global Finance PLC
	13,075,000	8.500		10/15/18	13,995,757
	6,125,000	10.750		10/15/19	6,339,375

					20,335,132

	Wireless Telecommunications – 2.5%
	Crown Castle International Corp.(c)
	11,700,000	5.250		01/15/23	11,904,750
	Intelsat Luxembourg SA(c)
	8,025,000	11.500	(d)	02/04/17	8,486,437
	4,950,000	7.750	(b)	06/01/21	5,030,437
	4,950,000	8.125	(b)	06/01/23	5,005,688
	MetroPCS Wireless, Inc.(b)(c)
	13,340,000	6.250		04/01/21	13,606,800
	5,800,000	6.625		04/01/23	5,916,000
	Sprint Capital Corp.(c)
	8,600,000	8.750		03/15/32	10,255,500
	Sprint Nextel Corp.(c)
	7,675,000	7.000		08/15/20	8,442,500
	2,750,000	11.500		11/15/21	3,850,000

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
VimpelCom Holdings BV(b)
$4,100,000	5.200%	02/13/19	$4,130,387
11,550,000	5.950	02/13/23	11,508,771

			88,137,270

Wirelines Telecommunications(c) – 1.0%
Frontier Communications Corp.
17,000,000	8.250	04/15/17	19,890,000
Level 3 Financing, Inc.
14,125,000	9.375	04/01/19	15,855,312

			35,745,312

TOTAL CORPORATE OBLIGATIONS
(Cost $751,977,970)			$770,648,398

Mortgage-Backed Obligations – 23.7%
Adjustable Rate Non-Agency(a) – 7.5%
American Home Mortgage Assets Trust Series 2006-6, Class A1A
$11,771,271	0.394%	12/25/46	$7,634,637
American Home Mortgage Assets Trust Series 2007-2, Class A1
2,302,098	0.329	03/25/47	1,645,677
American Home Mortgage Investment Trust Series 2005-3, Class 2A4
6,100,000	2.072	09/25/35	3,657,587
Banc of America Funding Corp. Trust Series 2006-H, Class 6A1
11,442,857	0.393	10/20/36	7,807,309
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
1,262,552	0.424	08/25/36	823,316
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
5,594,922	0.404	09/25/47	4,449,729
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
7,442,113	2.994	11/25/36	5,279,041
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
6,542,661	0.374	11/25/36	4,739,682
Countrywide Alternative Loan Trust Series 2005-61, Class 1A1
890,314	0.464	12/25/35	772,532
Countrywide Alternative Loan Trust Series 2005-76, Class 1A1
2,866,121	1.657	01/25/36	2,466,082
Countrywide Alternative Loan Trust Series 2005-81, Class A1
10,569,827	0.484	02/25/37	6,645,936
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
1,839,893	0.704	05/25/35	1,420,576
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
2,367,027	1.557	11/25/47	1,631,515
Countrywide Alternative Loan Trust Series 2007-OA2, Class 2A1
14,353,227	0.334	03/25/47	8,843,251
Harborview Mortgage Loan Trust Series 2005-09, Class 2A1A
1,321,192	0.543	06/20/35	1,258,214

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
$1,471,671	2.570%	08/25/35	$1,192,188
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
7,281,319	4.895	11/25/35	5,925,252
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
5,969,723	0.424	04/25/46	4,660,515
Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
10,452,058	0.384	02/25/37	6,306,958
Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
9,491,206	0.384	07/25/37	8,039,361
JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
11,278,325	2.886	05/25/36	8,078,069
Lehman XS Trust Series 2006-GP1, Class A2A
3,892,805	0.374	05/25/46	3,651,180
Lehman XS Trust Series 2007-15N, Class 4A1
12,453,567	1.104	08/25/47	8,546,412
Lehman XS Trust Series 2007-16N, Class 2A2
600,083	1.054	09/25/47	449,917
Lehman XS Trust Series 2007-7N, Class 1A1A
27,753,100	0.424	06/25/47	19,900,232
Luminent Mortgage Trust Series 2006-5, Class A1A
4,351,182	0.394	07/25/36	2,768,990
Luminent Mortgage Trust Series 2006-7, Class 2A1
12,938,804	0.374	12/25/36	9,406,724
Luminent Mortgage Trust Series 2007-2, Class 2A1
2,884,555	0.434	05/25/37	1,625,420
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
14,367,398	0.975	12/25/46	7,453,554
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
5,704,447	1.025	12/25/46	2,998,324
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
6,333,140	0.354	03/25/47	5,208,972
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
2,252,242	0.404	05/25/47	1,427,525
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
7,903,496	1.177	01/25/46	5,376,271
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
8,226,841	0.389	12/25/36	5,929,015
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
4,133,924	0.474	02/25/46	2,601,096
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
12,524,549	2.994	11/25/37	6,516,861
Residential Accredit Loans, Inc. Series 2007-QO3, Class A1
19,485,160	0.364	03/25/47	14,802,048
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
9,245,916	3.176	09/25/35	8,101,005

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Structured Asset Mortgage Investments, Inc. Series 2005-AR7, Class 5A1
$1,995,441	1.638%	03/25/46	$1,419,806
Structured Asset Mortgage Investments, Inc. Series 2006-AR6, Class 1A3
665,973	0.394	07/25/46	407,978
Structured Asset Mortgage Investments, Inc. Series 2006-AR7, Class A1A
717,400	0.414	08/25/36	502,582
Structured Asset Mortgage Investments, Inc. Series 2006-AR8, Class A1A
5,882,633	0.404	10/25/36	4,296,127
Structured Asset Mortgage Investments, Inc. Series 2007-AR7, Class 1A1
2,205,782	1.054	05/25/47	1,390,874
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
4,013,422	1.147	06/25/46	2,006,076
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
2,981,551	0.524	08/25/45	2,750,077
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR12, Class 1A6
8,175,000	2.463	10/25/35	7,719,498
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
786,699	0.474	12/25/45	725,126
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6, Class 2A1A
721,318	0.434	04/25/45	663,758
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
493,646	0.474	07/25/45	458,448
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,798,000	0.494	07/25/45	1,677,786
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
1,852,382	0.524	07/25/45	1,786,592
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
5,192,769	1.097	09/25/46	3,312,317
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR15, Class 1A
2,567,232	1.017	11/25/46	1,951,490
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR17, Class 1A
11,254,399	0.997	12/25/46	8,620,664
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
2,053,530	1.167	06/25/46	1,191,018
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A
7,396,371	0.878	02/25/47	5,588,756

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 2A
$10,935,293	0.878%	01/25/47	$5,868,960
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA3, Class 2A
4,747,802	0.928	02/25/47	2,703,981
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class 1A
7,830,325	0.947	05/25/47	6,638,418

TOTAL ADJUSTABLE RATE NON-AGENCY			$261,721,305

Collateralized Mortgage Obligations – 7.3%
Interest Only – 0.1%
FNMA REMIC Series 2012-114, Class NI
8,538,430	3.500	10/25/41	1,082,245
FNMA REMIC Series 2012-140, Class PI
11,310,830	3.500	12/25/42	1,489,869
FNMA STRIPS Series 410, Class C2
9,550,379	4.000	04/25/42	1,475,086

			4,047,200

Inverse Floaters(a) – 0.6%
FNMA REMIC Series 2010-126, Class LS
10,153,450	4.796	11/25/40	1,056,263
FNMA REMIC Series 2012-128, Class ST
31,616,284	5.946	11/25/42	6,854,727
FNMA REMIC Series 2012-128, Class SU
35,941,243	5.946	11/25/42	8,111,579
FNMA REMIC Series 2013-19, Class SJ
14,510,647	5.946	03/25/43	3,305,526

			19,328,095

Regular Floater(a) – 2.9%
CitiMortgage Alternative Loan Trust Series 2007-A2 , Class 1A9
10,904,394	6.000	02/25/37	9,070,431
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
2,103,708	1.004	12/25/35	1,552,662
FHLMC REMIC Series 3371, Class FA
1,771,119	0.803	09/15/37	1,782,619
FHLMC REMIC Series 3545, Class FA
3,991,578	1.053	06/15/39	4,052,785
FHLMC Series 3084 Class FN
4,658,060	0.703	12/15/34	4,696,068
FHLMC Series 3231 Class FB
2,200,953	0.553	10/15/36	2,205,089
FHLMC Series 3314 Class FC
1,844,918	0.603	12/15/36	1,849,225
FHLMC Series 3827 Class KF
1,669,067	0.573	03/15/41	1,673,728
FHLMC Series 3830 Class FD
1,649,702	0.563	03/15/41	1,653,786
FNMA REMIC Series 2011-55, Class FJ
16,762,022	0.644	06/25/41	16,756,019
FNMA Series 2005-102, Class DF
5,070,228	0.504	11/25/35	5,074,102

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Mortgage-Backed Obligations – (continued)
	Regular Floater(a) – (continued)
	FNMA Series 2006-45, Class TF
	$3,043,851	0.604%	06/25/36	$3,054,605
	FNMA Series 2006-76, Class QF
	3,086,357	0.604	08/25/36	3,096,657
	FNMA Series 2006-79, Class PF
	4,203,596	0.604	08/25/36	4,216,920
	FNMA Series 2007-75, Class VF
	1,003,831	0.654	08/25/37	1,008,273
	FNMA Series 2007-91, Class FB
	3,470,966	0.804	10/25/37	3,510,998
	FNMA Series 2009-84, Class WF
	1,463,069	1.304	10/25/39	1,496,808
	FNMA Series 2010-89, Class CF
	8,021,708	0.654	02/25/38	8,057,500
	FNMA Series 2011-59, Class FW
	4,984,936	0.564	07/25/41	4,999,495
	FNMA Series 2011-86, Class DF
	2,361,070	0.704	09/25/41	2,392,080
	Granite Mortgages PLC Series 2003-2, Class 1B
	3,776,089	1.282	07/20/43	3,685,518
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	2,846,308	0.991	07/20/43	4,292,445
	Granite Mortgages PLC Series 2003-3, Class 2A
EUR	207,591	0.589	01/20/44	264,108
	Granite Mortgages PLC Series 2004-2, Class 3A
GBP	3,070,111	0.827	06/20/44	4,629,937
	Granite Mortgages PLC Series 2004-3, Class 2A2
EUR	78,658	0.486	09/20/44	100,072
	Granite Mortgages PLC Series 2004-3, Class 3A1
GBP	3,033,808	0.867	09/20/44	4,575,200

				99,747,130

	Sequential Fixed Rate – 2.7%
	Banc of America Funding Corp. Series 2007-8, Class 2A1
	$3,403,704	7.000	10/25/37	2,029,648
	BCAP LLC Trust Series 2007-AA2, Class 2A7
	3,207,090	6.000	04/25/37	2,686,820
	Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
	470,861	5.500	05/25/22	476,178
	Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7
	2,196,202	6.000	01/25/37	1,809,120
	Citimortgage Alternative Loan Trust Series 2007-A4, Class 1A5
	8,225,261	5.750	04/25/37	7,044,374
	Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
	4,575,598	6.000	02/25/36	3,656,730
	Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
	873,542	6.000	08/25/37	720,195
	Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
	3,095,357	6.000	03/25/37	2,804,764
	JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(b)
	14,556,831	6.000	11/25/36	11,017,345
	Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
	2,311,347	5.000	08/25/35	2,314,183

	Mortgage-Backed Obligations – (continued)
	Sequential Fixed Rate – (continued)
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 1A
	$7,118,971	5.250%	02/25/21	$6,845,186
	Morgan Stanley Mortgage Loan Trust Series 2006-2, Class 2A3
	8,287,356	5.750	02/25/36	7,976,530
	Residential Accredit Loans, Inc. Series 2006-QS12, Class 1A1
	8,088,566	6.500	09/25/36	6,318,252
	Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
	1,197,766	5.500	02/25/36	979,012
	Residential Accredit Loans, Inc. Series 2006-QS4, Class A9
	6,320,495	6.000	04/25/36	5,201,484
	Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
	2,076,095	6.000	06/25/36	1,694,205
	Residential Accredit Loans, Inc. Series 2006-QS7, Class A1
	1,230,420	6.000	06/25/36	994,750
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A1
	4,858,538	6.000	08/25/36	3,800,992
	Residential Accredit Loans, Inc. Series 2006-QS8, Class A3
	3,771,752	6.000	08/25/36	2,950,764
	Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
	3,696,638	6.500	07/25/36	2,933,935
	Residential Asset Securitization Trust Series 2006-A8, Class 1A1
	2,712,239	6.000	08/25/36	2,448,892
	Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
	10,985,302	6.000	10/25/37	9,815,775
	Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1
	6,091,203	6.250	07/25/37	5,252,189
	Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
	3,050,400	6.000	08/25/37	3,063,758

				94,835,081

	Sequential Floating Rate(a) – 1.0%
	Banc of America Funding Corp. Series 2007-2, Class 2A1
	284,263	5.609	03/25/37	286,646
	Chaseflex Trust Series 2007-3, Class 1A2
	4,968,995	0.664	07/25/37	2,674,993
	FHLMC REMICS Series 4097, Class AF
	29,545,454	0.603	07/15/39	29,667,166
	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
	1,496,118	0.304	12/25/36	939,986

				33,568,791

	Support – 0.0%
	Countrywide Alternative Loan Trust Series 2006-4CB, Class 2A4
	1,056,444	5.500	04/25/36	899,409

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$252,425,706

	Commercial Mortgage-Backed Securities – 0.7%
	Sequential Fixed Rate – 0.1%
	Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
	$1,700,000	4.063%	12/10/44	$1,861,405

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B
$2,500,000	4.697%	04/15/45	$2,819,187

			4,680,592

Sequential Floating Rate(a) – 0.6%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B
1,375,000	4.934	12/10/44	1,551,060
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C
775,000	5.649	12/10/44	894,191
FREMF Mortgage Trust Series 2012-K17, Class B(b)
1,550,000	4.351	12/25/44	1,643,507
FREMF Mortgage Trust Series 2012-K706, Class B(b)
2,200,000	4.023	11/25/44	2,352,391
FREMF Mortgage Trust Series 2012-K706, Class C(b)
1,350,000	4.023	11/25/44	1,369,568
FREMF Mortgage Trust Series 2012-K707, Class C(b)
2,350,000	3.882	01/25/47	2,368,873
FREMF Mortgage Trust Series 2012-K710, Class B(b)
5,700,000	3.819	06/25/47	6,020,491
FREMF Mortgage Trust Series 2012-K710, Class C(b)
1,600,000	3.819	06/25/47	1,600,917
Morgan Stanley Capital I, Inc. Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,625,181
Morgan Stanley Capital I, Inc. Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,143,250

			20,569,429

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$25,250,021

Federal Agencies – 8.2%
Adjustable Rate FNMA(a) – 0.3%
$3,059,741	2.925%	05/01/33	$3,261,912
1,331,037	2.149	10/01/34	1,408,715
2,961,962	2.079	01/01/35	3,129,499
2,363,346	2.606	09/01/35	2,535,759
1,158,709	2.443	10/01/36	1,231,388

			11,567,273

FNMA – 7.9%
6,862,641	3.104	01/01/18	7,429,466
7,663,361	3.462	01/01/18	8,397,707
4,388,742	3.660	01/01/18	4,868,136
836,354	5.000	01/01/18	900,848
4,197,608	5.000	02/01/18	4,521,306
5,425,235	3.750	03/01/18	5,995,004
2,737,752	5.000	03/01/18	2,948,873
3,942,780	5.000	04/01/18	4,246,827
3,550,000	3.840	05/01/18	3,950,345
323,403	5.000	05/01/18	348,342
333,912	5.000	06/01/18	359,662
6,830	5.500	01/01/19	7,444
128,030	5.500	02/01/19	139,156
128,409	5.500	03/01/19	139,935
95,991	5.500	04/01/19	104,606

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$56,804	5.500%	05/01/19	$61,903
239,621	5.500	06/01/19	261,132
752,391	5.500	07/01/19	819,892
700,281	5.500	08/01/19	763,074
613,964	5.500	09/01/19	669,039
186,406	5.500	10/01/19	203,133
205,358	5.500	11/01/19	223,792
308,372	5.500	12/01/19	336,053
24,545	5.500	01/01/20	26,748
14,211	5.500	06/01/20	15,346
3,599,599	5.500	07/01/20	3,924,976
2,131,260	3.416	10/01/20	2,327,412
1,551,512	3.632	12/01/20	1,713,140
5,960,553	4.375	06/01/21	6,871,807
9,502,877	5.500	05/01/25	10,261,759
15,035,215	4.000	09/01/26	16,082,394
11,573	4.500	09/01/29	12,445
332,602	5.000	04/01/33	362,867
126,635	5.000	05/01/33	138,157
718,489	5.000	08/01/33	783,865
795,905	5.000	09/01/33	868,327
147,941	5.000	11/01/34	160,399
33,430	4.000	02/01/35	35,619
16,390,863	5.000	07/01/35	17,851,954
172,539	6.000	08/01/36	188,605
278,040	5.000	03/01/38	300,318
52,526	4.000	08/01/39	55,895
23,213	4.000	09/01/39	24,702
14,117	4.500	09/01/39	15,182
127,179	5.000	12/01/39	137,965
42,163	4.000	01/01/40	44,908
686,207	4.500	02/01/40	739,350
31,787	5.000	07/01/40	34,905
39,210	4.000	08/01/40	41,762
771,425	4.500	08/01/40	831,167
198,307	5.000	08/01/40	217,761
5,134,998	4.500	09/01/40	5,532,673
127,631	4.000	10/01/40	135,939
67,963	4.500	10/01/40	73,226
812,328	4.000	11/01/40	865,201
1,593,725	4.500	11/01/40	1,717,150
244,754	4.000	12/01/40	260,685
1,896,920	4.500	12/01/40	2,043,825
154,565	4.000	01/01/41	164,625
58,595	4.500	01/01/41	63,133
180,817	4.000	02/01/41	192,657
63,859	4.500	02/01/41	68,805
287,487	4.000	03/01/41	306,312
62,866	4.000	05/01/41	66,983
4,831	5.000	05/01/41	5,319
62,185,456	6.000	05/01/41	68,258,258
312,655	4.000	08/01/41	333,128
7,306,350	4.500	08/01/41	7,937,425
171,508	4.000	09/01/41	182,739
373,146	4.000	10/01/41	397,580
1,547,780	4.500	10/01/41	1,669,345

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date		Value

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$25,485	4.000%	11/01/41		$27,154
	1,202,640	5.000	11/01/41		1,324,054
	1,153,843	4.000	01/01/42		1,230,235
	82,333	4.000	02/01/42		88,104
	38,000,000	3.000	TBA-30yr	(f)	39,184,532
	29,000,000	4.000	TBA-30yr	(f)	30,889,649

					274,784,146

	TOTAL FEDERAL AGENCIES				$286,351,419

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $780,865,314)				$825,748,451

	Asset-Backed Securities – 10.1%
	Collateralized Loan Obligations(a) – 8.5%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)
	$34,229,022	0.949%	11/01/18		$33,053,973
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)
	22,700,000	1.558	04/18/24		22,019,000
	Atrium CDO Corp. Series 4A Class A2(b)
	3,110,049	0.530	06/08/19		3,074,355
	Black Diamond CLO Ltd. Series 2005-1A, Class A1(b)
	1,902,846	0.550	06/20/17		1,893,279
	Black Diamond CLO Ltd. Series 2005-1A, Class A1A(b)
	395,362	0.530	06/20/17		394,880
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)
	6,250,000	0.551	04/29/19		6,044,625
	Callidus Debt Partners CLO Fund Ltd. Series 7A, Class A(b)
	11,675,304	1.052	01/21/21		11,607,213
	Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)
	7,150,000	1.509	11/21/22		7,044,752
	ECP CLO Ltd. Series 2008-1A, Class A1(b)
	11,400,000	1.130	03/17/22		11,213,906
	Gleneagles CLO Ltd. Series 2005-1A, Class A1(b)
	19,131,329	0.574	11/01/17		18,858,497
	Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)
	10,950,000	0.541	07/31/21		10,653,189
	Greywolf CLO Ltd. Series 2007-1A, Class A(b)
	9,327,400	0.535	02/18/21		9,059,378
	Greywolf CLO Ltd. Series 2007-1A, Class B(b)
	600,000	0.720	02/18/21		563,411
	Jasper CLO Ltd. Series 2005-1A, Class A(b)
	12,410,802	0.569	08/01/17		12,170,331
	KKR Financial CLO Ltd. Series 2006-1A, Class A1(b)
	19,291,832	0.568	08/25/18		19,077,712
	KKR Financial CLO Ltd. Series 2007-1A, Class A(b)
	13,712,725	0.640	05/15/21		13,339,780
	KKR Financial CLO Ltd. Series 2007-AA, Class A(b)
	506,270	1.054	10/15/17		503,090
	Liberty CLO Ltd. Series 2005-1A, Class A1C(b)
	39,434,242	0.549	11/01/17		38,976,647
	Mountain View Funding CLO Series 2007-3A, Class A1(b)
	2,725,691	0.519	04/16/21		2,649,977
	OCP CLO Ltd. Series 2012-2A, Class ACOM(b)
	14,000,000	1.529	11/22/23		13,857,830

	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations(a) – (continued)
	OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
	$11,950,000	1.618%	04/17/25		$11,805,967
	Red River CLO Ltd. Series 1A, Class A(b)
	24,158,791	0.569	07/27/18		23,294,897
	Westchester CLO Ltd. Series 2007-1X, Class A1A
	24,423,349	0.524	08/01/22		23,493,918

					294,650,607

	Home Equity – 1.0%
	CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
	877,638	1.454	10/25/37		871,051
	CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
	2,040,000	1.654	10/25/37		1,666,911
	Countrywide Asset-Backed Certificates Series 2006-ABC1, Class A2(a)
	6,155,130	0.364	05/25/36		4,166,987
	Countrywide Asset-Backed Certificates Series 2007-2, Class 2A4(a)
	20,000,000	0.424	08/25/37		8,025,920
	First Franklin Mortgage Loan Asset-Backed Certificates Series 2006-FF18, Class A2B(a)
	3,907,417	0.314	12/25/37		2,053,532
	HLSS Servicer Advance Receivables Backed Notes Series 2013- T1, Class A2(b)
	7,200,000	1.495	01/16/46		7,241,463
	Lehman XS Trust Series 2006-16N, Class A321(a)
	10,181,447	0.404	11/25/46		5,839,517
	Soundview Home Equity Loan Trust Series 2006-EQ1, Class A4(a)
	11,762,000	0.454	10/25/36		6,018,526

					35,883,907

	Student Loan(a) – 0.6%
	GCO Education Loan Funding Trust Series 2006-1, Class A11L
	2,000,000	0.518	05/25/36		1,836,030
	GCO Education Loan Funding Trust Series 2006-1, Class A8L
	5,858,981	0.418	05/25/25		5,723,096
	Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
	10,000,000	1.234	07/01/24		10,018,543
	SLM Student Loan Trust Series 2011-2, Class A2
	2,075,000	1.404	10/25/34		2,158,078
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	580,451	0.417	03/01/25		577,923

					20,313,670

	TOTAL ASSET-BACKED SECURITIES
	(Cost $334,141,216)				$350,848,184

	Foreign Debt Obligations – 5.3%
	Sovereign – 5.3%
	Mexican Cetes(g)
MXN	932,889,450	0.000%	06/27/13		$74,822,697
	Republic of Ivory Coast(h)
	$50,299,000	5.750	12/31/32		46,903,817

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Slovenia
	$15,750,000	5.500	%(b)	10/26/22	$14,883,750
	9,210,000	5.500		10/26/22	8,703,450
EUR	4,400,000	5.125		03/30/26	4,931,905
	Republic of Venezuela
	$15,440,000	9.250		09/15/27	15,131,200
	Russian Federation
	5,735,000	7.500	(h)	03/31/30	7,097,063
	Russian Federation Bond
RUB	39,860,000	8.150		02/03/27	1,377,235
	Ukraine Government Bond
	$2,500,000	7.800	(b)	11/28/22	2,528,125
	6,700,000	7.800		11/28/22	6,775,375

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $168,345,878)				$183,154,617

	Structured Notes – 1.1%
	Notas do Tesouro Nacional (Issuer Credit Suisse Nassau)
BRL	5,377,354	6.000%		08/17/40	$3,297,887
	29,496,036	6.000		08/19/40	18,089,677
	12,737,750	6.000	(b)	08/17/50	7,867,507
	Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	16,903,497	6.000		08/15/40	10,366,776

	TOTAL STRUCTURED NOTES
	(Cost $40,490,806)				$39,621,847

	Government Guarantee Obligations(i) – 1.9%
	Kreditanstalt fuer Wiederaufbau
EUR	28,100,000	3.125%		06/15/18	$40,333,331
	17,200,000	4.375		07/04/18	26,094,052

	TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
	(Cost $67,248,352)				$66,427,383

	U.S. Treasury Obligations – 4.7%
	United States Treasury Bonds
	$1,500,000	3.125%		02/15/42	$1,507,320
	3,700,000	3.000		05/15/42	3,621,819
	1,300,000	2.750		11/15/42	1,204,515
	United States Treasury Inflation Protected Securities
	22,943,880	0.125		01/15/23	24,764,936
	United States Treasury Notes
	20,300,000	0.500	(j)	05/31/13	20,313,400
	10,800,000	0.250		09/30/14	10,805,184
	83,500,000	0.750		03/31/18	83,392,286
	19,000,000	2.000		02/15/23	19,239,779

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $164,667,059)				$164,849,239

	Senior Term Loans(k) – 8.7%
	Airlines – 0.3%
	Delta Air Lines, Inc.
	$4,432,117	4.250%		04/20/17	$4,488,626
	6,500,000	5.250		10/18/18	6,600,555

					11,089,181

	Automotive – Distributor – 0.5%
	Bombardier Recreational Products, Inc.
	17,500,000	5.000		01/22/19	17,671,850

	Chemicals – 0.3%
	PQ Corp.
	9,326,625	4.500		08/07/17	9,425,767

	Construction Machinery – 0.1%
	Dematic S.A.
	4,962,563	5.250		12/27/19	5,012,188

	Consumer Products – Household & Leisure – 0.5%
	Spectrum Brands, Inc.
	1,496,250	4.500		12/17/19	1,516,823
	Tempur-Pedic International, Inc.
	8,977,500	5.000		12/12/19	9,096,093
	Visant Holding Corp.
	8,418,523	5.250		12/22/16	8,158,475

					18,771,391

	Diversified Manufacturing – 0.2%
	QS0001 Corp.
	7,481,250	5.000		11/09/18	7,580,975

	Energy – 0.9%
	NFR Energy LLC
	8,625,000	8.750		12/31/18	8,824,496
	Plains Exploration & Production Co.
	9,900,000	4.000		11/30/19	9,909,900
	Samson Investment Co.
	5,525,000	6.000		09/25/18	5,587,156
	Vantage Drilling Co.
	7,215,000	6.250		10/26/17	7,260,094

					31,581,646

	Food & Drug Retailers – 0.4%
	Rite Aid Corp.
	12,000,000	4.000		02/21/20	12,129,960
	1,500,000	5.750		08/21/20	1,552,500

					13,682,460

	Gaming – 0.3%
	MGM Resorts International
	8,478,750	4.250		12/20/19	8,610,171

	Health Care – 0.3%
	Multiplan, Inc.
	8,816,547	4.000		08/18/17	8,907,887

	Health Care – Services – 1.1%
	American Renal Holdings, Inc.
	14,000,000	4.500		09/22/19	14,026,320
	15,775,000	8.500		02/14/20	15,775,000

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(k) – (continued)
Health Care – Services – (continued)
DaVita, Inc.
$9,975,000	4.000%	11/01/19	$10,066,970

			39,868,290

Media – Broadcasting & Radio – 0.4%
Getty Images, Inc.
7,481,250	4.750	10/18/19	7,578,506
Nine Entertainment Group Ltd.
5,000,000	3.500	01/17/20	5,006,250

			12,584,756

Media – Cable – 0.9%
UPC Financing Partnership
6,500,000	4.000	01/29/21	6,597,500
Virgin Media Investment Holdings Ltd.
24,000,000	0.000	02/17/20	23,884,560

			30,482,060

Metals – 0.1%
Novelis, Inc.
4,691,487	3.750	03/10/17	4,750,130

Packaging – 0.3%
Berry Plastics Holding Corp.
11,000,000	3.500	02/04/20	10,969,970

Pharmaceuticals – 0.2%
Valeant Pharmaceuticals International, Inc.
5,985,000	3.500	12/11/19	6,049,818

Retailers – 0.9%
BJ’s Wholesale Club, Inc.
9,975,000	4.250	09/26/19	10,060,187
425,000	9.750	03/26/20	438,991
HJ Heinz Co.
17,205,000	0.000	03/27/19	17,350,726
Neiman-Marcus Group, Inc.
3,000,000	4.000	05/16/18	3,024,000

			30,873,904

Services Cyclical – Business Services – 0.1%
ADS Waste Holdings, Inc.
2,493,750	4.250	10/09/19	2,519,211

Telecommunications – Internet & Data – 0.1%
Level 3 Financing, Inc.
5,000,000	4.750	08/01/19	5,055,200

Utilities – Distribution – 0.1%
Energy Transfer Equity LP
3,000,000	3.750	03/24/17	3,009,390

Utilities – Electric – 0.4%
Calpine Corp.
14,156,884	4.000	10/09/19	14,333,845

Senior Term Loans(k) – (continued)
Wireless Telecommunications – 0.3%
Intelsat Jackson Holdings Ltd.
$9,669,986	4.500%	04/02/18	$9,800,531

TOTAL SENIOR TERM LOANS
(Cost $298,884,404)			$302,630,621

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 1.6%
Interest Rate Swaptions
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.590%
$197,100,000	3.590%	03/22/16	$6,864,086
Bank of America NA Call – OTC – 10 year Interest Rate Swap Strike Price 4.070%
197,600,000	4.070	03/29/16	4,787,631
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.633%
86,400,000	3.633	02/19/16	2,787,549
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.645%
109,700,000	3.645	02/16/16	3,480,891
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.625%
79,000,000	3.625	02/22/16	2,568,906
Citibank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.570%
81,900,000	3.570	02/22/16	2,780,530
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 1.950%
269,900,000	1.950	10/26/15	1,514,085
Deutsche Bank Securities, Inc. Call – OTC – 2 year Interest Rate Swap Strike Price 2.030%
249,500,000	2.030	10/26/15	1,322,026
Deutsche Bank Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 1.700%
267,200,000	1.700	11/04/13	741,560
Deutsche Bank Securities, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 1.700%
267,200,000	1.700	05/02/13	1,149
JPMorgan Chase Bank NA Call – OTC – 2 year Interest Rate Swap Strike Price 1.855%
262,500,000	1.855	11/02/15	1,611,330
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.610%
76,300,000	3.610	02/16/16	2,488,784
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.630%
300,200,000	3.630	02/16/16	9,638,972
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.652%
125,800,000	3.652	02/22/16	4,004,893

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Morgan Stanley Capital Services, Inc. Call – OTC – 10 year Interest Rate Swap Strike Price 3.620%
$297,700,000	3.620%	03/07/16	$9,910,879

TOTAL OPTIONS PURCHASED – 1.6%
(Cost $61,944,521)			$54,503,271

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,668,565,520)			$2,758,432,011

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 26.9%
Certificates of Deposit – 0.6%
Dexia Credit Local
$21,200,000	1.700%	09/06/13	$21,249,186

Repurchase Agreement(l) – 26.3%
Joint Repurchase Agreement Account II
917,300,000	0.223	04/01/13	917,300,000

TOTAL SHORT-TERM INVESTMENTS – 26.9%
(Cost $938,500,000)			$938,549,186

TOTAL INVESTMENTS – 106.1%
(Cost $3,607,065,520)			$3,696,981,197

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.1)%			(211,548,039)

NET ASSETS – 100.0%			$3,485,433,158

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2013.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $636,851,180, which represents approximately 18.3% of net assets as of March 31, 2013.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at March 31, 2013.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $70,074,181, which represents approximately 2.0% of net assets as of March 31, 2013.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2013.
(i)	Guaranteed by a foreign government until maturity.
(j)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(k)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on pages 118-119.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
FREMF	—Freddie Mac Multi Family
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	06/19/13	$5,567,727	$5,613
	EUR/USD	06/19/13	23,117,416	69,767
	ILS/USD	06/19/13	11,287,390	140,390
Barclays Bank PLC	CNY/USD	08/22/13	44,756,878	79,878
	JPY/USD	06/19/13	11,177,716	91,716
	MXN/USD	06/19/13	71,752,343	704,518
	USD/KRW	04/05/13	12,892,212	65,092
	USD/RUB	04/17/13	1,258,288	23,714
	USD/ZAR	06/19/13	5,002,499	118,501
BNP Paribas SA	EUR/USD	06/19/13	11,547,165	19,103
	NZD/USD	06/19/13	9,187,159	9,942
	USD/CZK	06/19/13	19,401,494	275,952
	USD/EUR	06/19/13	22,732,639	64,590
Citibank NA	AUD/USD	06/19/13	21,859,578	149,964
	GBP/USD	06/19/13	5,619,635	59,645
	JPY/USD	06/19/13	16,706,185	76,185
	NOK/EUR	06/19/13	5,540,792	62,372
	TRY/USD	06/19/13	5,618,343	45,343
	TRY/USD	06/20/13	5,418,163	16,163
	USD/EUR	04/15/13	118,651,378	1,766,775
	USD/EUR	06/19/13	22,047,735	139,742
	USD/RUB	04/04/13	11,733,626	65,952
	USD/RUB	04/17/13	17,989,275	416,886
	USD/RUB	04/29/13	22,998,164	34,836
	USD/TWD	04/08/13	10,327,482	45,518
Credit Suisse International (London)	CHF/EUR	06/19/13	22,049,018	100,716
	CLP/USD	04/05/13	16,157,577	20,577
	INR/USD	04/02/13	12,952,221	28,041
	USD/BRL	04/17/13	12,462,514	331,969
	USD/COP	04/05/13	10,314,277	14,723
	USD/RUB	04/29/13	22,650,794	115,206
Deutsche Bank AG (London)	EUR/PLN	06/19/13	11,323,228	16,157
	HUF/EUR	06/19/13	10,658,329	45,461
	ILS/USD	06/19/13	11,291,474	92,474
	NZD/AUD	06/19/13	22,667,851	61,093
	NZD/USD	06/19/13	16,551,701	185,473
	USD/EUR	06/19/13	38,550,831	291,379
	USD/KRW	04/05/13	20,275,426	383,574
	USD/KRW	04/15/13	10,524,858	152,142
HSBC Bank PLC	EUR/HUF	06/19/13	10,018,744	91,919
	NOK/EUR	06/19/13	22,301,688	122,718
	USD/EUR	06/19/13	10,986,673	106,323
	USD/MXN	06/19/13	11,500,592	15,408
JPMorgan Securities, Inc.	ILS/USD	06/19/13	21,383,634	251,088
	INR/USD	04/12/13	10,561,377	73,377
	SEK/EUR	06/19/13	11,222,669	100,824
	TRY/USD	06/19/13	19,059,523	138,748
	USD/EUR	06/19/13	22,768,551	10,283

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD/RUB	04/17/13	$1,330,155	$1,301
	USD/TRY	06/19/13	32,274,329	671
Morgan Stanley Capital Services, Inc.	AUD/USD	06/19/13	21,796,448	111,200
	EUR/SEK	06/19/13	11,481,793	70,502
	JPY/USD	06/19/13	90,916,731	326,731
	MXN/USD	06/19/13	10,759,706	108,706
	TRY/USD	06/19/13	1,666,959	3,959
	USD/BRL	04/05/13	20,359,197	299,803
	USD/HUF	06/19/13	22,649,253	205,722
	USD/MXN	06/19/13	4,700,500	3,500
Royal Bank of Canada	AUD/USD	05/09/13	4,207,121	14,656
	CAD/USD	06/19/13	56,321,438	216,438
	USD/EUR	06/19/13	18,575,762	156,796
Royal Bank of Scotland PLC	GBP/USD	06/19/13	11,218,007	82,541
	TRY/USD	06/19/13	7,874,461	20,461
State Street Bank	MXN/USD	06/19/13	37,475,239	404,239
	USD/EUR	06/19/13	76,548,865	730,249
UBS AG (London)	USD/EUR	06/19/13	5,343,273	63,070
	USD/RUB	04/04/13	5,130,737	34,263
	USD/RUB	04/29/13	15,389,316	91,564
	USD/SEK	06/19/13	13,959,219	333,844
TOTAL				$10,578,046

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	EUR/HUF	06/19/13	$11,092,283	$(100,480)
	EUR/PLN	06/19/13	11,382,790	(19,036)
	ILS/USD	06/19/13	12,976,075	(925)
	USD/GBP	06/19/13	5,516,356	(54,373)
	USD/HUF	06/19/13	11,546,924	(30,924)
	USD/MXN	06/19/13	11,562,575	(46,575)
Barclays Bank PLC	BRL/USD	04/29/13	11,362,890	(20,110)
	EUR/USD	06/19/13	16,606,985	(95,326)
	KRW/USD	04/15/13	12,880,833	(68,520)
	KRW/USD	04/29/13	22,717,534	(48,466)
	TWD/USD	04/08/13	8,401,550	(55,786)
	TWD/USD	04/15/13	26,402,495	(183,505)
	USD/BRL	04/29/13	17,316,929	(42,929)
	USD/CLP	04/05/13	16,157,577	(125,786)
	USD/CNY	08/22/13	41,049,205	(65,205)
	USD/JPY	04/01/13	570,954	(1,365)
	USD/JPY	06/19/13	14,046,191	(329,191)
	ZAR/USD	06/19/13	10,717,506	(37,494)
BNP Paribas SA	EUR/PLN	06/19/13	16,789,524	(40,171)
Citibank NA	EUR/GBP	06/19/13	19,796,143	(453,565)
	EUR/USD	06/19/13	32,321,287	(333,567)
	KRW/USD	04/05/13	22,282,712	(10,288)
	KRW/USD	04/08/13	10,146,577	(266,423)
	PHP/USD	04/10/13	17,675,082	(61,568)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA (continued)	PHP/USD	04/15/13	$21,361,532	$(148,468)
	RUB/USD	04/04/13	2,354,889	(22,416)
	RUB/USD	04/17/13	19,247,563	(560,046)
	RUB/USD	05/08/13	11,665,387	(66,637)
	USD/EUR	06/19/13	22,768,551	(20,783)
	USD/SGD	06/19/13	17,540,831	(119,979)
Credit Suisse International (London)	CHF/USD	05/13/13	88,856	(291)
	CHF/USD	06/19/13	5,450,696	(13,304)
	EUR/USD	06/19/13	21,166,595	(368,252)
	RUB/USD	04/04/13	3,236,076	(18,505)
	RUB/USD	04/22/13	22,160,619	(93,381)
	USD/CAD	06/19/13	5,195,433	(55,160)
	USD/CHF	06/19/13	73,034,188	(200,991)
	USD/COP	04/26/13	11,205,375	(6,375)
	USD/MXN	06/19/13	11,560,789	(44,789)
Deutsche Bank AG (London)	AUD/USD	05/09/13	1,371,427	(6,830)
	BRL/USD	04/05/13	20,610,051	(233,764)
	EUR/USD	06/19/13	20,708,711	(394,111)
	INR/USD	04/02/13	8,922,156	(19,235)
	KRW/USD	04/05/13	10,884,926	(46,074)
	PHP/USD	04/24/13	10,661,415	(31,833)
	PLN/USD	06/19/13	13,973,458	(228,216)
	RUB/USD	04/04/13	11,273,398	(124,503)
	THB/USD	04/23/13	10,107,281	(11,921)
	USD/AUD	06/19/13	41,235,348	(320,191)
	USD/INR	04/02/13	11,126,156	(40,156)
	USD/PHP	05/02/13	23,055,263	(22,263)
HSBC Bank PLC	KRW/USD	04/15/13	11,082,268	(3,732)
	TWD/USD	04/10/13	13,352,836	(123,240)
	USD/AUD	06/19/13	5,546,136	(42,925)
	USD/BRL	04/17/13	28,970,208	(447,547)
	USD/KRW	04/30/13	11,384,531	(1,531)
JPMorgan Securities, Inc.	BRL/USD	04/05/13	17,329,811	(282,152)
	EUR/USD	06/19/13	10,812,240	(211,250)
	JPY/EUR	06/19/13	23,141,785	(149,413)
	RUB/USD	04/08/13	31,350,956	(172,022)
	USD/GBP	06/19/13	10,938,544	(187,237)
	USD/ILS	06/19/13	11,528,663	(12,663)
	USD/INR	04/12/13	5,329,326	(17,326)
	USD/MXN	06/27/13	73,257,106	(4,049,801)
	USD/NZD	06/19/13	29,974,304	(441,040)
	USD/TRY	06/19/13	2,342,932	(15,157)
Morgan Stanley Capital Services, Inc.	BRL/USD	04/12/13	20,575,455	(673,545)
	RUB/USD	04/22/13	7,775,609	(78,391)
	USD/ZAR	06/19/13	10,858,826	(53,826)
Royal Bank of Canada	USD/AUD	06/19/13	5,203,577	(120,194)
	USD/CAD	06/19/13	16,787,330	(106,330)
	USD/GBP	05/10/13	27,721,914	(22,897)
	USD/JPY	06/19/13	5,602,319	(136,319)
Royal Bank of Scotland PLC	CHF/USD	06/19/13	18,881,574	(14,426)
	CNY/USD	08/22/13	29,905,384	(34,898)
	EUR/USD	06/19/13	5,535,662	(21,671)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Royal Bank of Scotland PLC (continued)	GBP/USD	06/19/13	$22,372,224	$(17,744)
	INR/USD	04/26/13	25,607,850	(98,924)
	SEK/EUR	06/19/13	5,521,553	(2,819)
	USD/JPY	06/19/13	41,131,773	(818,358)
	USD/TRY	06/19/13	33,639,118	(168,118)
Standard Chartered Bank	INR/USD	04/02/13	18,124,488	(34,055)
	TWD/USD	04/30/13	20,759,038	(55,766)
	USD/CHF	06/19/13	33,047,479	(253,479)
State Street Bank	EUR/MXN	06/19/13	22,818,505	(137,170)
	EUR/NOK	06/19/13	29,304,285	(139,106)
	EUR/USD	06/19/13	79,477,340	(1,561,501)
	NOK/EUR	06/19/13	22,757,008	(60,227)
	USD/AUD	04/03/13	458,122	(271)
	USD/JPY	06/19/13	22,521,136	(267,136)
	USD/MXN	06/19/13	21,527,015	(5,015)
UBS AG (London)	AUD/CHF	06/19/13	10,932,959	(2,135)
	CHF/USD	06/19/13	16,521,632	(107,368)
	EUR/CHF	06/19/13	22,342,331	(102,207)
	INR/USD	05/06/13	17,577,733	(49,867)
	RUB/USD	04/08/13	10,269,058	(100,942)
	USD/AUD	06/19/13	10,863,554	(130,791)
	USD/CHF	06/19/13	10,700,036	(23,036)
	USD/COP	04/30/13	15,890,001	(20,806)
	USD/GBP	06/19/13	5,523,950	(20,423)
	USD/IDR	04/30/13	11,411,696	(24,696)
	USD/INR	04/02/13	28,872,709	(35,234)
	USD/JPY	06/19/13	11,461,021	(78,021)
	USD/KRW	05/02/13	23,037,659	(4,659)
	USD/MYR	04/08/13	10,448,262	(75,262)
	ZAR/USD	06/19/13	5,002,499	(2,835)
TOTAL				$(17,527,556)

FORWARD SALES CONTRACTS — At March 31, 2013, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(f)	Settlement Date	Principal Amount	Value
FNMA	4.500%	TBA-30yr	04/11/13	$(19,000,000)	$(20,469,342)
FNMA	5.000	TBA-30yr	04/12/12	(20,000,000)	(21,668,750)
FNMA	6.000	TBA-30yr	04/11/13	(35,000,000)	(38,346,875)
TOTAL (Proceeds Receivable: $80,325,000)					$(80,484,967)

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(867)	June 2013	$(151,167,817)	$(1,271,353)
Italian 10 Year Government Bonds	(258)	June 2013	(35,886,156)	233,825
Ultra Long U.S. Treasury Bonds	333	June 2013	52,478,719	271,024
10 Year German Euro-Bund	975	June 2013	181,834,059	2,136,299
2 Year U.S. Treasury Notes	401	June 2013	88,401,703	11,921
5 Year U.S. Treasury Notes	4,795	June 2013	594,842,229	56,620
10 Year U.S. Treasury Notes	(2,077)	June 2013	(274,131,547)	(2,175,390)
30 Year U.S. Treasury Bonds	(2,032)	June 2013	(293,560,500)	(2,487,220)
TOTAL				$(3,224,274)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC		$79,300	(a)	02/07/19	2.358%	3 month LIBOR	$—	$300,856
	PLN	77,800	(a)	11/13/22	6 month WIBOR	4.310%	—	(438,114)
	CAD	21,920	(a)	12/20/22	3.000	6 month CDOR	212,873	(151,360)
		$33,850	(a)	12/20/22	3.000	3 month LIBOR	(53,762)	(88,530)
	PLN	65,000	(a)	01/09/23	6 month WIBOR	3.970	—	(73,338)
	MXN	148,990	(a)	01/13/23	Mexico Interbank TIIE 28 Days	6.250	—	28,923
		270,040	(a)	01/25/23	Mexico Interbank TIIE 28 Days	6.380	—	(45,230)
	KRW	43,825,000	(a)	03/29/23	3 month KWCDC	3.065	—	—
	EUR	39,380	(a)	06/19/23	1.750	6 month EURO	(970,488)	1,080,603
		$23,500	(a)	08/07/23	3 month LIBOR	2.275	—	(298,126)
	CAD	48,600	(a)	09/14/25	3.040	6 month CDOR	—	622,105
		18,200	(a)	09/20/25	2.910	6 month CDOR	—	24,611
		34,200	(a)	10/03/25	2.740	6 month CDOR	—	(470,892)
		12,300	(a)	10/04/25	2.790	6 month CDOR	—	(117,822)
		29,900	(a)	11/26/25	2.820	6 month CDOR	—	(287,898)
		24,400	(a)	12/20/25	2.910	6 month CDOR	—	(79,345)
		19,600	(a)	01/02/26	2.960	6 month CDOR	—	6,564
		17,100	(a)	02/07/26	3.100	6 month CDOR	—	176,982
		28,000	(a)	09/14/35	6 month CDOR	3.108	—	52,056
		10,500	(a)	09/20/35	6 month CDOR	2.985	—	210,852
		19,500	(a)	10/03/35	6 month CDOR	2.825	—	857,292
		7,000	(a)	10/04/35	6 month CDOR	2.875	—	256,322
		17,300	(a)	11/26/35	6 month CDOR	2.910	—	568,394
		14,300	(a)	12/20/35	6 month CDOR	3.000	—	290,946
		11,400	(a)	01/02/36	6 month CDOR	3.045	—	161,398
		10,000	(a)	02/07/36	6 month CDOR	3.212	—	(92,183)

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Barclays Bank PLC	BRL	225,970		01/02/14	7.524%	1 month Brazilian Interbank Deposit Average	$—	$(97,694)
		266,770		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(182,574)
		$1,373,790	(a)	06/19/14	3 month LIBOR	0.350%	(102,655)	546,527
	NOK	407,120	(a)	06/19/18	6 month NIBOR	2.500	15,740	12,560
	SEK	86,880	(a)	06/19/18	3 month STIBOR	1.500	354,325	(134,825)
	EUR	121,120	(a)	06/19/18	1.000	6 month EURO	348,945	(243,681)
	JPY	17,500,000	(a)	06/19/20	6 month JYOR	0.500	(168,502)	(925,092)
	CHF	66,010	(a)	12/20/22	1.750	6 month CHFOR	(218,567)	254,560
	GBP	15,670	(a)	12/20/22	3.000	6 month BP	(98,807)	276,502
	AUD	18,360	(a)	12/20/22	4.500	6 month AUDOR	(244,385)	176,433
	CHF	23,330	(a)	12/20/22	6 month CHFOR	1.750	49,352	(62,074)
		$38,560	(a)	12/20/22	3.000	3 month LIBOR	(540,219)	378,128
	NOK	238,180	(a)	12/20/22	6 month NIBOR	4.000	71,206	(149,181)
	SEK	96,050	(a)	12/20/22	3 month STIBOR	2.750	159,298	(92,972)
	NOK	112,680	(a)	12/20/22	4.000	6 month NIBOR	(101,212)	138,100
	SEK	173,530	(a)	12/20/22	2.750	3 month STIBOR	(356,863)	237,035
	JPY	2,274,090	(a)	12/20/22	6 month JYOR	1.250	(70,784)	(255,906)
		3,306,200	(a)	12/20/22	1.250	6 month JYOR	124,053	350,907
	CHF	22,380	(a)	06/19/23	1.000	6 month CHFOR	26,245	(377,719)
	AUD	9,930	(a)	06/19/23	3.750	6 month AUDOR	(271,925)	(15,692)
	EUR	132,890	(a)	06/19/23	1.750	6 month EURO	(1,839,155)	2,210,746
		$99,380	(a)	06/19/23	3 month LIBOR	1.750	4,131,509	(928,084)
	GBP	120,780	(a)	06/19/23	2.000	6 month BP	(4,095,480)	4,437,229
	JPY	3,024,200	(a)	06/19/23	6 month JYOR	0.750	12,402	(231,670)
	MXN	231,240		11/05/32	6.747	Mexico Interbank TIIE 28 Days	(2,829)	991,643
Citibank NA	EUR	4,172,570	(a)	06/18/14	0.336	6 month EURO	—	(240,152)
		888,930	(a)	06/19/14	0.400	6 month EURO	166,438	(881,914)
		$160,500	(a)	06/19/16	0.500	3 month LIBOR	(495,868)	62,599
	EUR	115,690	(a)	06/19/18	6 month EURO	1.000	36,535	(137,081)
	AUD	147,730	(a)	06/19/18	3.250	6 month AUDOR	(3,433,714)	952,111
	GBP	10,470	(a)	06/19/18	1.000	6 month BP	(253,953)	228,613
		$265,390	(a)	06/19/18	3 month LIBOR	1.000	1,329,000	(674,655)
	EUR	370,990	(a)	06/19/18	1.000	6 month EURO	(3,911,160)	4,233,586
	SEK	102,300	(a)	06/19/18	3 month STIBOR	1.500	405,733	(147,274)
		$178,600	(a)	06/19/18	1.000	3 month LIBOR	(747,280)	306,924
	EUR	7,720	(a)	06/19/20	6 month EURO	1.500	(117,605)	(4,869)
		7,720	(a)	06/19/20	1.500	6 month EURO	12,077	110,397
		$445,600	(a)	06/19/20	3 month LIBOR	1.250	8,791,781	(28,032)
	JPY	2,400,000	(a)	06/19/20	6 month JYOR	0.500	(88,442)	(61,537)
	EUR	220,460	(a)	02/07/22	2.453	6 month EURO	—	3,668,022
		21,290	(a)	02/08/22	2.450	6 month EURO	—	348,856
	PLN	53,500	(a)	10/16/22	6 month WIBOR	4.540	—	(463,276)
		87,600	(a)	12/13/22	6 month WIBOR	3.900	—	(30,610)
	CHF	1,590	(a)	12/20/22	1.750	6 month CHFOR	12,001	(11,135)

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank NA (continued)		$50,920	(a)	12/20/22	3.000%	3 month LIBOR	$353,595	$(567,642)
	EUR	20,020	(a)	12/20/22	6 month EURO	3.000%	(435,403)	(257,399)
	GBP	25,080	(a)	12/20/22	3.000	6 month BP	(150,610)	435,013
	AUD	61,640	(a)	12/20/22	4.500	6 month AUDOR	(652,149)	424,014
	SEK	116,430	(a)	12/20/22	2.750	3 month STIBOR	(46,716)	(33,683)
	EUR	33,050	(a)	06/19/23	1.750	6 month EURO	(340,585)	433,000
		$21,000	(a)	06/19/23	1.750	3 month LIBOR	(930,000)	253,084
	EUR	25,000	(a)	06/19/23	6 month EURO	1.750	373,602	(443,508)
		$40,470	(a)	06/19/23	3 month LIBOR	1.750	521,348	783,166
		40,900	(a)	02/18/26	3.145	3 month LIBOR	—	509,099
		32,400	(a)	02/23/26	3.133	3 month LIBOR	—	355,052
		29,500	(a)	02/24/26	3.125	3 month LIBOR	—	301,092
		30,600	(a)	02/24/26	3.070	3 month LIBOR	—	164,114
		370,800	(a)	06/19/28	3 month LIBOR	2.250	8,707,128	9,714,810
	EUR	84,880	(a)	02/07/32	6 month EURO	2.841	—	(1,992,845)
		8,210	(a)	02/08/32	6 month EURO	2.845	—	(196,874)
		$18,000	(a)	06/19/43	3 month LIBOR	2.750	(461,754)	1,532,324
Credit Suisse International (London)	GBP	3,975,350	(a)	06/18/14	6 month BP	0.474	—	221,681
		$1,373,790	(a)	06/19/14	0.350	3 month LIBOR	(378,481)	(65,391)
	BRL	17,210		01/04/16	8.130	1 month Brazilian Interbank Deposit Average	—	(124,889)
	GBP	20,380	(a)	06/19/18	1.000	6 month BP	(450,324)	401,001
	AUD	24,920	(a)	06/19/18	3.250	6 month AUDOR	(547,967)	129,355
	CAD	22,850	(a)	06/19/18	6 month CDOR	1.750	(13,894)	(11,020)
		$1,300,500	(a)	06/19/18	1.000	3 month LIBOR	(4,306,339)	1,099,825
	EUR	46,000	(a)	06/19/18	1.000	6 month EURO	(648,556)	688,535
		456,300	(a)	06/19/18	6 month EURO	1.000	1,316,152	(1,712,719)
		$110,000	(a)	06/19/18	3 month LIBOR	1.000	205,135	66,081
		44,300	(a)	11/21/18	1.720	3 month LIBOR	—	(264,303)
		148,200	(a)	01/31/19	2.259	3 month LIBOR	—	313,665
		284,200	(a)	06/19/20	3 month LIBOR	1.250	7,335,787	(1,746,341)
	JPY	7,000,000	(a)	06/19/20	6 month JYOR	0.500	398,686	(836,123)
	EUR	52,740	(a)	02/08/22	2.455	6 month EURO	—	880,066
	CHF	22,300	(a)	03/06/22	1.598	6 month CHFOR	—	44,833
	EUR	16,540	(a)	12/20/22	6 month EURO	3.000	(431,890)	(140,485)
		$8,230	(a)	12/20/22	3.000	3 month LIBOR	37,590	(72,186)
	CHF	168,720	(a)	12/20/22	1.750	6 month CHFOR	(73,817)	165,818
	GBP	22,380	(a)	12/20/22	3.000	6 month BP	(20,658)	274,443
	CHF	42,160	(a)	12/20/22	6 month CHFOR	1.750	167,422	(190,411)
	SEK	124,380	(a)	12/20/22	2.750	3 month STIBOR	(224,087)	138,199
		$12,800	(a)	05/20/23	3 month LIBOR	1.758	—	371,539
	GBP	2,280	(a)	06/19/23	6 month BP	2.000	38,819	(45,271)
	CHF	24,750	(a)	06/19/23	1.000	6 month CHFOR	(398,757)	10,061
		15,170	(a)	06/19/23	6 month CHFOR	1.000	270,048	(31,805)
	EUR	74,870	(a)	06/19/23	1.750	6 month EURO	(1,336,278)	1,545,631
		$111,600	(a)	06/19/23	3 month LIBOR	2.000	1,389,710	(411,580)
	GBP	19,670	(a)	06/19/23	2.000	6 month BP	(383,841)	439,497
	JPY	835,880	(a)	06/19/23	6 month JYOR	0.750	94,531	(155,136)
		$23,430	(a)	06/19/23	3 month LIBOR	1.750	586,323	168,922

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London) (continued)	CAD	23,910	(a)	06/19/23	6 month CDOR	2.250%	$577,067	$(350,669)
	EUR	88,770	(a)	06/19/23	6 month EURO	1.750	665,387	(913,608)
	SEK	371,070	(a)	06/19/23	2.000%	3 month STIBOR	(1,337,941)	(443,813)
		$99,380	(a)	06/19/23	1.750	3 month LIBOR	(3,253,563)	50,138
		43,300	(a)	07/31/23	3 month LIBOR	2.196	—	(263,515)
	EUR	20,310	(a)	02/08/32	6 month EURO	2.849	—	(499,964)
	CHF	8,100	(a)	03/06/32	6 month CHFOR	1.908	—	30,496
Deutsche Bank Securities, Inc.		$5,100		02/28/15	3 month LIBOR	1.414	—	(102,950)
		192,600	(a)	06/19/15	3 month LIBOR	0.500	(367,860)	191,554
		115,500	(a)	06/19/16	0.500	3 month LIBOR	(471,355)	159,563
		112,200	(a)	10/28/17	1.530	3 month LIBOR	—	390,680
		121,500	(a)	10/28/17	1.450	3 month LIBOR	—	231,518
		24,500	(a)	10/02/18	1.775	3 month LIBOR	—	(79,044)
		110,700	(a)	10/03/18	1.797	3 month LIBOR	—	(311,654)
		106,500	(a)	11/09/18	1.779	3 month LIBOR	—	(469,974)
		109,800	(a)	11/13/18	1.738	3 month LIBOR	—	(588,210)
		44,200	(a)	06/19/20	3 month LIBOR	1.250	1,253,954	(384,659)
	JPY	6,135,350	(a)	12/20/22	6 month JYOR	1.250	(31,529)	(849,859)
		3,866,800	(a)	12/20/22	1.250	6 month JYOR	134,686	420,808
	MXN	140,700	(a)	02/03/23	Mexico Interbank TIIE 28 Days	6.330	—	(413)
		$7,000	(a)	04/02/23	3 month LIBOR	1.820	—	132,339
		32,100	(a)	04/03/23	3 month LIBOR	1.835	—	562,739
		31,000	(a)	05/09/23	3 month LIBOR	1.828	—	662,966
		31,700	(a)	05/13/23	3 month LIBOR	1.791	—	800,295
	EUR	2,560	(a)	06/19/23	1.750	6 month EURO	(17,641)	24,799
	CAD	3,630	(a)	06/19/23	6 month CDOR	2.250	40,714	(6,342)
		$14,020	(a)	06/19/23	1.750	3 month LIBOR	(463,577)	11,655
	NZD	22,000	(a)	06/19/23	3 month NZDOR	3.750	661,010	(272,690)
		$66,500	(a)	06/19/23	3 month LIBOR	2.000	1,282,386	(707,819)
JPMorgan Securities, Inc.		117,900	(a)	11/05/17	1.355	3 month LIBOR	—	(27,023)
	NOK	53,610	(a)	06/19/18	6 month NIBOR	2.500	25,317	(21,590)
	PLN	72,500	(a)	11/07/22	6 month WIBOR	4.410	—	(501,428)
		55,600	(a)	11/13/22	6 month WIBOR	4.200	—	(235,957)
	EUR	34,040	(a)	12/20/22	6 month EURO	3.000	(878,864)	(299,106)
	GBP	20,520	(a)	12/20/22	3.000	6 month BP	(38,913)	271,605
	AUD	22,360	(a)	12/20/22	4.500	6 month AUDOR	(294,351)	211,594
	NOK	196,520	(a)	12/20/22	4.000	6 month NIBOR	(115,480)	179,815
	JPY	1,989,220	(a)	12/20/22	6 month JYOR	1.250	45,495	(331,261)
	GBP	25,850	(a)	06/19/23	2.000	6 month BP	(605,025)	678,168
		$45,720	(a)	06/19/23	3 month LIBOR	1.750	1,800,267	(326,524)
		28,400	(a)	02/18/26	3.110	3 month LIBOR	—	265,932
		58,100	(a)	06/19/28	3 month LIBOR	2.250	(77,648)	2,964,148
Morgan Stanley Capital Services, Inc.	EUR	888,930	(a)	06/19/14	6 month EURO	0.400	931,444	(215,968)
	BRL	19,890		01/04/16	8.140	1 month Brazilian Interbank Deposit Average	—	(142,027)
	EUR	215,480	(a)	06/19/18	1.000	6 month EURO	(1,313,170)	1,526,598

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc. (continued)	NOK	153,580	(a)	06/19/18	6 month NIBOR	2.500%	$66,276	$(55,602)
		$135,090	(a)	06/19/18	1.000%	3 month LIBOR	(922,026)	588,948
		183,750	(a)	06/19/18	3 month LIBOR	1.000	1,540,035	(1,086,981)
		92,670	(a)	09/28/18	1.760	3 month LIBOR	—	(312,011)
	JPY	44,898,670	(a)	06/19/20	6 month JYOR	0.500	(501,267)	(2,304,500)
	EUR	145,060	(a)	02/13/22	2.450	6 month EURO	—	2,337,630
	PLN	66,500	(a)	12/04/22	6 month WIBOR	4.060	—	(159,375)
	GBP	9,800	(a)	12/20/22	3.000	6 month BP	(192,063)	303,194
	NZD	33,910	(a)	12/20/22	4.500	3 month NZDOR	(418,337)	277,017
	AUD	36,440	(a)	12/20/22	6 month AUDOR	4.500	179,333	(44,466)
	NOK	66,750	(a)	12/20/22	6 month NIBOR	4.000	24,418	(46,270)
	JPY	14,231,750	(a)	12/20/22	6 month JYOR	1.250	(69,702)	(1,974,796)
	PLN	159,800	(a)	03/20/23	6 month WIBOR	3.885	—	28,080
		$26,900	(a)	03/28/23	3 month LIBOR	1.813	—	512,528
	AUD	5,860	(a)	06/19/23	3.750	6 month AUDOR	(146,816)	(22,917)
	GBP	189,620	(a)	06/19/23	6 month BP	2.000	4,929,430	(5,465,963)
	EUR	95,360	(a)	06/19/23	1.750	6 month EURO	405,181	(125,855)
	NZD	46,020	(a)	06/19/23	3 month NZDOR	3.750	(20,769)	833,061
		$46,810	(a)	06/19/23	3 month LIBOR	1.750	2,007,481	(498,603)
	JPY	3,512,670	(a)	06/19/23	6 month JYOR	0.750	377,175	(631,860)
		$112,300	(a)	02/18/26	3.130	3 month LIBOR	—	1,249,439
		46,900	(a)	02/24/26	3.152	3 month LIBOR	—	590,199
		113,900	(a)	03/09/26	3.120	3 month LIBOR	—	1,000,543
	EUR	56,110	(a)	02/13/32	6 month EURO	2.882	—	(1,661,258)
Royal Bank of Canada	AUD	30,850	(a)	06/19/18	3.250	6 month AUDOR	(700,783)	182,557
	CAD	96,650	(a)	06/19/18	6 month CDOR	1.750	(11,516)	(93,863)
		78,390	(a)	12/20/22	3.000	6 month CDOR	(286,118)	503,360
	AUD	25,040	(a)	12/20/22	4.500	6 month AUDOR	(277,403)	184,728
		9,480	(a)	06/19/23	3.750	6 month AUDOR	(261,315)	(13,268)
	CAD	19,930	(a)	06/19/23	6 month CDOR	2.250	395,080	(206,369)
		30,300	(a)	09/14/25	2.913	6 month CDOR	—	58,387
		8,800	(a)	09/21/25	2.877	6 month CDOR	—	(12,926)
		5,500	(a)	10/04/25	2.780	6 month CDOR	—	(57,368)
		17,600	(a)	09/14/35	6 month CDOR	2.990	—	336,878
		5,100	(a)	09/21/35	6 month CDOR	2.950	—	128,620
		3,200	(a)	10/04/35	6 month CDOR	2.860	—	124,223
TOTAL							$11,906,732	$24,489,638

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
	Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
	JPY	47,514,000	03/18/17	6 month JYOR	0.250%	$137,793	$5,101
		$52,200	06/19/20	3 month LIBOR	1.250	1,001,540	—
	JPY	32,094,000	03/19/20	0.800%	6 month JYOR	(19,853)	794,324
		$76,870	12/20/22	3.000	3 month LIBOR	(638,731)	315,600
	EUR	25,480	12/20/22	6 month EUROR	3.000	(607,207)	(274,541)
	GBP	105,220	12/20/22	6 month BP	3.000	27,179	(1,220,354)
	JPY	19,744,100	12/20/22	6 month JYOR	1.250	(2,091,955)	(744,434)
		$74,300	03/24/26	3.090	3 month LIBOR	594	490,439
		54,700	03/31/26	3.070	3 month LIBOR	875	236,886
		9,700	06/19/28	3 month LIBOR	2.250	588,984	(107,072)
TOTAL						$(1,600,781)	$(504,051)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	$9,650	(1.000)%	06/20/14	0.163%	$(43,281)	$(60,309)
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index 16	20,200	(1.000)	06/20/14	0.163	(95,856)	(120,986)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index 16	54,000	(1.000)	06/20/14	0.163	(266,053)	(313,623)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	18,100	(1.000)	06/20/14	0.163	(75,662)	(118,637)
Protection Sold:
Bank of America Securities LLC	CDX North America Investment Grade Index 16	31,800	1.000	06/20/16	0.523	29,233	468,164
	Tranches of Commercial Mortgage-Backed Index AAA	32,300	0.350	02/17/51	1.085	(1,126,525)	205,868
Citibank NA	Tranches of Commercial Mortgage-Backed Index AAA	25,900	0.350	02/17/51	1.085	(861,218)	122,982
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA	32,700	0.350	02/17/51	1.085	(1,108,630)	176,571
Deutsche Bank Securities, Inc.	Tranches of Commercial Mortgage-Backed Index AAA	15,300	0.350	02/17/51	1.085	(518,887)	82,785
JPMorgan Securities, Inc.	CDX North America High Yield Index 19	235,050	5.000	12/20/17	3.988	3,220,038	7,021,623

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index 16	$25,625	1.000%	06/20/16	0.523%	$22,518	$378,294
	Tranches of Commercial Mortgage-Backed Index AAA	12,800	0.350	02/17/51	1.085	(436,467)	71,624
TOTAL						$(1,260,790)	$7,914,356

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	$45,746	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	$(675,649)	$454,974
	12,401	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	(33,798)	89,043
	17,130	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	(29,200)	100,995
Barclays Bank PLC	41,971	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	43,668	(245,893)
	13,453	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	(73,047)	133,018
	40,434	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	(35,041)	204,631
Citibank NA	38,641	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	(177,642)	349,789
Credit Suisse International (London)	26,939	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	230,125	(364,992)
	25,930	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 9	01/12/40	One month LIBOR	(11,126)	(131,276)
	108,228	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 10	01/12/41	One month LIBOR	109,686	343,625
Deutsche Bank Securities, Inc.	62,948	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.000%, Series 9	01/12/40	One month LIBOR	(6,200)	(339,860)
	25,457	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000%, Series 5	01/12/36	One month LIBOR	273,993	(163,246)
JPMorgan Securities, Inc.	121,099	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 10	01/12/41	One month LIBOR	742,074	(1,325,834)
	129,542	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 4.500, Series 10	01/12/41	One month LIBOR	(806,584)	1,383,984

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS (continued)

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPMorgan Securities, Inc. (continued)	$26,101	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000, Series 5	01/12/36	One month LIBOR	$291,934	$(178,464)
	61,742	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 5.000, Series 10	01/12/41	One month LIBOR	142,166	116,418
TOTAL					$(14,641)	$426,912

#	The fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars.)

WRITTEN OPTIONS CONTRACTS — At March 31, 2013, the fund had the following written swaptions:

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Strike Price	Market Value	Premiums Received
Deutsche Bank Securities, Inc.	Call – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.920% versus the 3 month LIBOR maturing on May 02, 2023	$140,600	05/02/13	2.920%	$(1,870)	$(281,200)
	Call – OTC – 10 year Interest Rate Swap for the obligation to pay a fixed rate of 2.885% versus the 3 month LIBOR maturing on November 06, 2023	140,600	11/04/13	2.885%	(750,115)	(1,298,207)
TOTAL		$281,200			$(751,985)	$(1,579,407)

WRITTEN OPTIONS CONTRACTS — For the Fiscal year ended March 31, 2013, the Fund had the following written swaptions activity:

	Notional Amount (000s)	Premiums Received
Contracts Outstanding March 31, 2012	$—	$—
Contracts Written	748,100	11,354,008
Contracts Bought to Close	(434,900)	(9,643,040)
Contracts Expired	(32,000)	(131,561)
Contracts Outstanding March 31, 2013	$281,200	$1,579,407

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – 57.0%
	Australian Dollar – 2.6%
	Commonwealth of Australia
AUD	110,000	4.750%	10/21/15	$119,850
	100,000	5.250	03/15/19	116,054
	60,000	5.500	04/21/23	73,411

				309,315

	British Pound – 5.0%
	United Kingdom Treasury
GBP	150,000	2.000	01/22/16	238,760
	50,000	1.000	09/07/17	77,183
	80,000	4.750	03/07/20	150,592
	70,000	4.250	12/07/40	129,112

				595,647

	Canadian Dollar – 2.0%
	Government of Canada
CAD	100,000	1.500	09/01/17	99,375
	50,000	3.750	06/01/19	55,801
	40,000	5.750	06/01/33	60,064
	20,000	4.000	06/01/41	25,622

				240,862

	Colombian Peso – 1.1%
	Republic of Colombia
COP	165,000,000	10.000	07/24/24	129,591

	Czech Koruna – 0.1%
	Government of Czech Republic
CZK	300,000	3.850	09/29/21	17,327

	Danish Krone – 0.7%
	Kingdom of Denmark
DKK	300,000	3.000	11/15/21	59,694
	80,000	4.500	11/15/39	20,465

				80,159

	Euro – 18.1%
	Federal Republic of Germany
EUR	380,000	1.750	10/09/15	508,545
	160,000	1.500	02/15/23	209,198
	210,000	4.000	01/04/37	361,494
	Government of Finland
	20,000	1.625	09/15/22	25,768
	Kingdom of Belgium
	20,000	3.500	06/28/17	28,508
	30,000	3.000	09/28/19	42,440
	6,000	4.000	03/28/32	8,866
	Kingdom of The Netherlands(a)
	100,000	3.750	07/15/14	134,266
	50,000	4.500	07/15/17	74,650
	50,000	2.250	07/15/22	67,789
	20,000	3.750	01/15/42	32,506
	Republic of Austria(a)
	30,000	4.300	09/15/17	44,570
	20,000	3.400	11/22/22	29,508
	5,000	3.150	06/20/44	7,108

	Foreign Sovereign Debt Obligations – (continued)
	Euro – (continued)
	Republic of Italy
EUR	100,000	3.750%	08/01/15	$131,761
	80,000	5.250	08/01/17	110,085
	210,000	5.500	11/01/22	285,919
	12,000	5.750	02/01/33	16,481
	Republic of Slovenia
	38,000	4.625	09/09/24	41,368

				2,160,830

	Israeli Shekel – 0.9%
	Israel Government Bond
ILS	400,000	4.250	03/31/23	112,959

	Japanese Yen – 5.4%
	Government of Japan
JPY	16,000,000	0.400	06/20/16	171,677
	14,000,000	0.200	09/20/17	149,338
	13,250,000	0.800	09/20/22	145,059
	12,000,000	1.700	09/20/32	134,002
	4,500,000	1.900	09/20/42	51,377

				651,453

	Malaysian Ringgit – 0.4%
	Malaysia Government Bond
MYR	150,000	4.160	07/15/21	50,837

	Mexican Peso – 4.7%
	Mexican Cetes(b)
MXN	3,455,670	0.000	04/04/13	279,717
	1,508,950	0.000	06/27/13	121,026
	United Mexican States
	54,000	7.750	05/29/31	5,409
	166,143	4.000	11/15/40	18,205
	1,329,700	7.750	11/13/42	135,696

				560,053

	Norwegian Krone – 1.9%
	Kingdom of Norway
NOK	400,000	5.000	05/15/15	73,815
	200,000	4.250	05/19/17	38,126
	400,000	4.500	05/22/19	79,716
	220,000	2.000	05/24/23	37,135

				228,792

	Peruvian Nuevo Sol – 0.8%
	Peru Government Bond
PEN	33,000	5.200	09/12/23	13,866
	183,000	6.950	08/12/31	87,958

				101,824

	Polish Zloty – 1.6%
	Poland Government Bond
PLN	300,000	5.250	10/25/20	101,476
	265,059	2.750	08/25/23	88,429

				189,905

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Foreign Sovereign Debt Obligations – (continued)
	Russian Ruble – 5.2%
	Russian Federation Bond
RUB	1,900,000	7.500%	02/27/19	$64,198
	15,300,000	7.600	07/20/22	514,842
	300,000	7.000	01/25/23	9,661
	1,150,000	8.150	02/03/27	39,734

				628,435

	Singapore Dollar – 0.6%
	Republic of Singapore
SGD	75,000	3.125	09/01/22	68,745

	South African Rand – 0.6%
	Republic of South Africa
ZAR	600,000	7.750	02/28/23	69,427

	Swedish Krona – 1.6%
	Kingdom of Sweden
SEK	700,000	3.000	07/12/16	114,002
	350,000	3.500	06/01/22	61,812
	100,000	3.500	03/30/39	18,178

				193,992

	Swiss Franc – 1.7%
	Swiss Confederation
CHF	60,000	3.000	01/08/18	71,825
	70,000	2.000	05/25/22	82,639
	30,000	3.500	04/08/33	44,556

				199,020

	Thai Baht – 0.1%
	Kingdom of Thailand
THB	300,000	3.875	06/13/19	10,608

	Turkish Lira – 1.9%
	Republic of Turkey
TRY	400,000	10.000	12/04/13	226,856

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $6,995,821)			$6,826,637

	Structured Note – 1.3%
	Notas do Tesouro Nacional (Issuer Deutsche Bank AG (London))
BRL	106,000	6.000%	08/15/50	$153,165
	(Cost $163,801)

	Government Guarantee Obligation(c) – 1.1%
	Kreditanstalt fuer Wiederaufbau
EUR	100,000	0.500%	02/26/16	$128,978
	(Cost $135,342)

	U.S. Treasury Obligations – 37.0%
	United States Treasury Bonds
	$250,000	2.750%	11/15/42	$231,638
	United States Treasury Notes
	140,000	0.250 (d)	09/30/14	140,067
	2,130,000	0.875	01/31/18	2,143,802
	1,030,000	0.250	01/31/15	1,030,227
	870,000	1.375	01/31/20	879,996

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $4,409,044)			$4,425,730

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost $11,704,008)			$11,534,510

	Short-term Investment(e) – 0.8%
	Repurchase Agreement – 0.8%
	Joint Repurchase Agreement Account II
	$100,000	0.223%	04/01/13	$100,000
	(Cost $100,000)

	TOTAL INVESTMENTS – 97.2%
	(Cost $11,804,008)			$11,634,510

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%			336,021

	NET ASSETS – 100.0%			$11,970,531

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $390,397, which represents approximately 3.3% of net assets as of March 31, 2013.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Guaranteed by a foreign government until maturity.
(d)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(e)	Joint repurchase agreement was entered into on March 28, 2013. Additional information appears on pages 118-119.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
WIBOR	—Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America Securities LLC	CZK/EUR	06/19/13	$24,369	$25
	EUR/USD	06/19/13	100,042	302
	ILS/USD	06/19/13	50,630	630
	TRY/USD	06/19/13	50,369	369
	USD/TRY	06/19/13	148,955	45
Barclays Bank LLC	CLP/USD	04/05/13	69,099	153
	CLP/USD	04/17/13	73,643	643
	CNY/USD	08/22/13	201,359	359
	JPY/USD	06/19/13	50,414	414
	SEK/EUR	06/19/13	48,738	407
	USD/KRW	04/05/13	50,601	255
	USD/PLN	04/08/13	103,726	1,307
	USD/TWD	04/08/13	75,666	503
	USD/ZAR	06/19/13	24,421	579
BNP Paribas SA	EUR/USD	06/19/13	50,021	83
	USD/CZK	06/19/13	96,588	1,374
	USD/EUR	06/19/13	98,759	281
Citibank NA	AUD/USD	06/19/13	99,352	681
	GBP/USD	06/19/13	48,602	363
	JPY/USD	06/19/13	75,344	344
	NOK/EUR	06/19/13	24,369	275
	TRY/USD	06/19/13	25,203	203
	TRY/USD	06/20/13	25,075	75
	USD/EUR	06/19/13	98,759	626
	USD/RUB	04/04/13	47,697	268
	USD/RUB	04/29/13	99,849	151
	USD/TWD	04/08/13	49,781	219
Credit Suisse International (London)	CHF/EUR	06/19/13	97,476	446
	CLP/USD	04/05/13	50,064	64
	EUR/HUF	06/19/13	24,190	179
	INR/USD	04/02/13	138,216	299
	TRY/USD	06/19/13	25,115	115
	USD/COP	04/05/13	49,929	71
	USD/EUR	04/15/13	117,942	1,440
	USD/PEN	04/22/13	45,529	243
	USD/RUB	04/08/13	74,168	431
	USD/RUB	04/29/13	99,494	506
Deutsche Bank AG (London)	CAD/USD	04/24/13	61,569	508
	EUR/PLN	06/19/13	49,950	71
	GBP/USD	06/19/13	50,121	274
	HKD/USD	05/29/13	196,730	6
	HUF/EUR	06/19/13	48,738	208
	ILS/USD	06/19/13	50,413	413
	MXN/USD	06/19/13	354,777	3,294
	NOK/EUR	06/19/13	98,759	500
	NZD/USD	06/19/13	49,935	719
	USD/BRL	04/05/13	161	4
	USD/BRL	04/17/13	157,668	3,937
	USD/CHF	06/19/13	484,108	1,533

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London) (continued)	USD/EUR	06/19/13	$273,192	$1,352
	USD/KRW	04/05/13	98,143	1,857
	USD/KRW	04/15/13	49,288	712
	USD/PLN	04/08/13	92,326	3,843
	USD/ZAR	04/12/13	46,630	1,151
HSBC Bank PLC	USD/MXN	06/19/13	49,933	67
Morgan Stanley Capital Services, Inc.	EUR/SEK	06/19/13	49,716	305
	ILS/USD	06/19/13	101,981	1,137
	JPY/USD	06/19/13	399,443	1,443
	MXN/USD	06/19/13	50,510	510
	USD/BRL	04/05/13	98,549	1,451
	USD/HUF	06/19/13	116,975	1,063
	USD/MXN	06/19/13	24,981	19
	USD/RUB	04/08/13	17,298	106
Royal Bank of Canada	AUD/USD	05/09/13	13,283	47
	CAD/USD	06/19/13	250,970	970
	EUR/USD	04/15/13	37,566	17
	INR/USD	04/12/13	50,319	319
	MXN/USD	05/30/13	10,474	16
	USD/EUR	06/19/13	147,498	1,358
State Street Bank	MXN/USD	06/19/13	134,539	1,539
	SGD/USD	05/31/13	109,211	86
	USD/EUR	06/19/13	339,887	3,244
UBS AG (London)	TRY/USD	06/19/13	50,134	134
	USD/EUR	06/19/13	24,369	288
	USD/RUB	04/04/13	24,834	166
	USD/RUB	04/29/13	67,598	402
	USD/SEK	06/19/13	64,966	1,553
Westpac Banking Corp.	AUD/USD	06/19/13	99,352	463
	NZD/AUD	06/19/13	98,317	297
	NZD/USD	06/19/13	74,902	211
TOTAL				$52,321

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America Securities LLC	CNY/USD	08/22/13	$150,953	$(68)
	EUR/HUF	06/19/13	49,184	(446)
	EUR/PLN	06/19/13	50,105	(84)
	ILS/USD	06/19/13	46,997	(3)
	USD/GBP	06/19/13	25,820	(255)
	USD/HUF	06/19/13	50,134	(134)
	USD/ILS	06/19/13	50,093	(93)
	USD/MXN	06/19/13	50,202	(202)
	USD/MXN	06/27/13	118,607	(6,621)
Barclays Bank LLC	BRL/USD	04/29/13	49,912	(88)
	EUR/USD	06/19/13	97,477	(559)
	KRW/USD	04/15/13	50,556	(269)
	KRW/USD	04/29/13	99,787	(213)
	MYR/USD	04/17/13	145,098	(2,916)

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
	TWD/USD	04/15/13	$106,261	$(739)
	USD/BRL	04/29/13	75,186	(186)
Barclays Bank LLC (continued)	USD/CLP	04/05/13	119,163	(734)
	USD/CNY	08/22/13	200,318	(318)
	USD/JPY	04/01/13	3,201	(8)
	USD/JPY	06/19/13	55,296	(1,296)
	ZAR/USD	06/19/13	49,826	(174)
BNP Paribas SA	EUR/PLN	06/19/13	74,569	(179)
Citibank NA	BRL/USD	04/17/13	561,198	(9,766)
	EUR/GBP	06/19/13	112,095	(2,568)
	EUR/USD	04/15/13	259,299	(3,861)
	EUR/USD	06/19/13	147,498	(1,549)
	KRW/USD	04/05/13	98,954	(46)
	KRW/USD	04/08/13	48,721	(1,279)
	PHP/USD	04/10/13	124,713	(434)
	PHP/USD	04/15/13	99,310	(690)
	RUB/USD	04/04/13	15,322	(146)
	RUB/USD	04/08/13	161,794	(894)
	RUB/USD	05/08/13	47,420	(271)
	TWD/USD	04/10/13	192,174	(1,741)
	USD/EUR	06/19/13	100,042	(91)
	USD/ILS	06/19/13	114,473	(1,826)
	USD/MXN	04/04/13	276,311	(11,361)
	USD/SGD	06/19/13	100,384	(686)
Credit Suisse International (London)	CHF/USD	05/13/13	52,455	(172)
	CHF/USD	06/19/13	49,878	(122)
	COP/USD	04/17/13	66,694	(1,911)
	EUR/USD	06/19/13	97,477	(1,696)
	INR/USD	05/06/13	148,976	(457)
	KRW/USD	04/15/13	49,983	(17)
	RUB/USD	04/04/13	16,399	(94)
	RUB/USD	04/22/13	98,585	(415)
	SEK/USD	05/17/13	20,803	(383)
	USD/CAD	06/19/13	39,654	(421)
	USD/COP	04/26/13	50,028	(28)
	USD/INR	04/02/13	150,567	(119)
	USD/MXN	06/19/13	50,194	(194)
	USD/TRY	06/19/13	50,222	(222)
Deutsche Bank AG (London)	BRL/USD	04/05/13	97,743	(1,052)
	EUR/USD	06/19/13	146,215	(2,789)
	GBP/USD	06/19/13	98,723	(56)
	INR/USD	04/02/13	112,628	(224)
	INR/USD	04/26/13	47,340	(131)
	PLN/USD	06/19/13	69,543	(1,136)
	RUB/USD	04/04/13	40,810	(451)
	SEK/EUR	06/19/13	24,369	(25)
	THB/USD	04/23/13	51,412	(61)
	USD/GBP	06/19/13	51,640	(883)
	USD/INR	04/02/13	50,181	(181)
	USD/JPY	06/19/13	202,872	(4,177)
	USD/NZD	06/19/13	141,560	(2,083)
	USD/PHP	05/02/13	100,097	(97)

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
HSBC Bank PLC	USD/KRW	04/30/13	$50,007	$(7)
Morgan Stanley Capital Services, Inc.	BRL/USD	04/12/13	96,830	(3,170)
	USD/TRY	05/16/13	111,842	(505)
	USD/ZAR	06/19/13	50,249	(249)
Royal Bank of Canada	BRL/USD	04/05/13	73,611	(1,165)
	CHF/USD	06/19/13	82,945	(55)
	DKK/USD	05/23/13	23,621	(255)
	JPY/EUR	06/19/13	100,042	(748)
	MXN/USD	05/30/13	113,369	(25)
	USD/AUD	06/19/13	25,873	(598)
	USD/CAD	06/19/13	75,508	(508)
	USD/GBP	05/10/13	134,618	(111)
	USD/INR	04/12/13	25,086	(86)
	USD/JPY	06/19/13	25,623	(623)
	USD/TRY	06/19/13	25,091	(91)
State Street Bank	EUR/MXN	06/19/13	99,357	(598)
	EUR/NOK	06/19/13	130,806	(621)
	EUR/USD	06/19/13	358,018	(7,034)
	KRW/USD	04/17/13	390,632	(18,860)
	NOK/EUR	06/19/13	100,042	(265)
	TWD/USD	04/30/13	99,364	(317)
	USD/AUD	04/03/13	9,014	(5)
	USD/JPY	06/19/13	100,188	(1,188)
	USD/MXN	06/19/13	100,023	(23)
	USD/TRY	06/19/13	75,394	(394)
UBS AG (London)	AUD/CHF	06/19/13	49,686	(10)
	CHF/USD	06/19/13	74,516	(484)
	EUR/CHF	06/19/13	99,213	(454)
	IDR/USD	11/29/13	210,840	(1,160)
	RUB/USD	04/08/13	49,513	(487)
	USD/CHF	06/19/13	50,108	(108)
	USD/COP	04/30/13	79,349	(104)
	USD/GBP	06/19/13	24,301	(90)
	USD/IDR	04/30/13	50,108	(108)
	USD/INR	04/02/13	50,096	(96)
	USD/JPY	06/19/13	50,343	(343)
	USD/KRW	05/02/13	100,020	(20)
	USD/MYR	04/08/13	50,363	(363)
	ZAR/USD	06/19/13	24,421	(14)
Westpac Banking Corp.	JPY/USD	04/11/13	294,310	(6,776)
	KRW/USD	04/05/13	49,790	(210)
	USD/AUD	06/19/13	264,939	(2,297)
TOTAL				$(123,016)

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS WORLD BOND FUND

Schedule of Investments (continued)

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(2)	June 2013	$(348,715)	$(3,272)
Italian 10 Year Government Bonds	(1)	June 2013	(139,094)	1,126
Japan 10 Year Government Bonds	(1)	June 2013	(1,545,228)	(5,422)
5 Year German Euro-Bobl	5	June 2013	812,181	2,671
10 Year German Euro-Bund	3	June 2013	559,490	6,199
5 Year U.S. Treasury Notes	7	June 2013	868,383	(859)
10 Year U.S. Treasury Notes	(12)	June 2013	(1,583,812)	(7,724)
TOTAL				$(7,281)

SWAP CONTRACTS — At March 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	EUR	140	(a)	06/19/23	1.750%	6 month EURO	$(3,450)	$3,842
Barclays Bank PLC	BRL	310		01/02/14	7.524	1 month Brazilian Interbank Deposit Average	—	(134)
		470		01/02/14	7.450	1 month Brazilian Interbank Deposit Average	—	(321)
		1,000		01/04/16	8.980	1 month Brazilian Interbank Deposit Average	—	1,068
		1,020		01/04/16	8.200	1 month Brazilian Interbank Deposit Average	—	(6,532)
	EUR	180	(a)	06/19/18	1.000	6 month EURO	519	(362)
	NOK	1,260	(a)	06/19/18	6 month NIBOR	2.500%	48	39
	EUR	280	(a)	06/19/23	1.750	6 month EURO	(3,370)	4,154
	$	320	(a)	06/19/23	3 month LIBOR	1.750	13,303	(2,988)
Citibank NA	EUR	13,160	(a)	06/18/14	3.363	6 month EURO	—	(757)
	$	1,350	(a)	06/19/14	0.350	3 month LIBOR	14	(450)
	EUR	1,800	(a)	06/19/14	0.400	6 month EURO	(3,604)	2,156
	$	1,500	(a)	06/19/16	0.500	3 month LIBOR	(6,800)	2,751
	PLN	1,300		01/21/18	6 month WIBOR	3.590	—	(4,352)
	AUD	570	(a)	06/19/18	3.250	6 month AUDOR	(12,890)	3,314
	EUR	110	(a)	06/19/18	6 month EURO	1.000	54	(150)
		540	(a)	06/19/18	1.000	6 month EURO	(7,376)	7,845
	JPY	51,190	(a)	06/19/20	0.500	6 month JYOR	1,578	1,621
	GBP	80	(a)	06/19/23	2.000	6 month BP	(2,287)	2,513
	EUR	150	(a)	06/19/23	1.750	6 month EURO	(4,360)	4,779
	$	160	(a)	06/19/23	3 month LIBOR	1.750	6,100	(943)
		1,270	(a)	06/19/28	3 month LIBOR	2.250	71,400	(8,304)

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Credit Suisse International (London)	GBP	12,540	(a)	06/18/14	6 month BP	0.474%	$—	$700
	EUR	1,150	(a)	06/19/14	0.400%	6 month EURO	(2,346)	1,420
	$	2,500	(a)	06/19/14	3 month LIBOR	0.350	560	248
		4,320	(a)	06/19/14	0.350	3 month LIBOR	(1,190)	(206)
	AUD	80	(a)	06/19/18	3.250	6 month AUDOR	(1,759)	416
	$	2,880	(a)	06/19/18	1.000	3 month LIBOR	(3,896)	(3,205)
	CAD	350	(a)	06/19/18	6 month CDOR	1.750	(213)	(169)
	EUR	1,020	(a)	06/19/18	6 month EURO	1.000	2,172	(3,059)
		280	(a)	06/19/23	6 month EURO	1.750	2,099	(2,882)
	$	320	(a)	06/19/23	1.750	3 month LIBOR	(10,476)	161
		500	(a)	06/19/23	3 month LIBOR	1.750	19,100	(2,983)
Deutsche Bank Securities, Inc.	ZAR	500		03/22/16	5.650	3 month JIBAR	—	122
JPMorgan Securities, Inc.		1,110		03/22/16	5.645	3 month JIBAR	—	254
	NOK	170	(a)	06/19/18	6 month NIBOR	2.500	81	(69)
	$	160	(a)	06/19/23	3 month LIBOR	1.750	6,300	(1,143)
Morgan Stanley Capital Services, Inc.	PLN	500		02/15/14	6 month WIBOR	3.570	—	(404)
	EUR	850	(a)	06/19/14	0.400	6 month EURO	(2,460)	1,775
		3,800	(a)	06/19/14	6 month EURO	0.400	2,894	164
	$	3,170	(a)	06/19/14	3 month LIBOR	0.350	735	289
	EUR	720	(a)	06/19/18	1.000	6 month EURO	(5,340)	6,039
	NOK	480	(a)	06/19/18	6 month NIBOR	2.500	207	(175)
	$	420	(a)	06/19/18	1.000	3 month LIBOR	(2,866)	1,831
		1,270	(a)	06/19/18	3 month LIBOR	1.000	7,990	(4,858)
	JPY	51,190	(a)	06/19/20	6 month JYOR	0.500	(566)	(2,633)
	EUR	850	(a)	02/13/22	2.450	6 month EURO	—	13,698
		180	(a)	06/19/23	1.750	6 month EURO	717	(178)
	$	160	(a)	06/19/23	3 month LIBOR	1.750	6,862	(1,704)
	EUR	330	(a)	02/13/32	6 month EURO	2.882	—	(9,770)
TOTAL							$67,484	$2,468

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2013.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments

March 31, 2013

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2013, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2013, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Core Fixed Income	$263,900,000	$263,906,539	$270,250,813
Core Plus Fixed Income	48,700,000	48,701,207	49,871,977
Strategic Income	917,300,000	917,322,729	939,375,032
World Bond	100,000	100,002	102,407

REPURCHASE AGREEMENTS — At March 31, 2013, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Core Fixed Income	Core Plus Fixed Income	Strategic Income	World Bond
BNP Paribas Securities Co.	0.150%	$13,814,825	$2,549,382	$48,019,474	$5,235
BNP Paribas Securities Co.	0.230	105,913,660	19,545,264	368,149,298	40,135
Credit Suisse Securities LLC	0.170	4,604,942	849,794	16,006,491	1,745
Deutsche Bank Securities, Inc.	0.250	32,731,925	6,040,337	113,774,140	12,403
JPMorgan Securities LLC	0.200	40,523,487	7,478,188	140,857,123	15,356
Wells Fargo Securities LLC	0.230	66,311,161	12,237,035	230,493,474	25,126
TOTAL		$263,900,000	$48,700,000	$917,300,000	$100,000

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At March 31, 2013, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	03/01/23 to 03/01/43
Federal National Mortgage Association	2.500 to 7.000	03/01/20 to 03/01/43
Government National Mortgage Association	2.500 to 5.000	11/15/26 to 03/20/43
U.S. Treasury Notes	1.250 to 3.000	02/15/14 to 09/30/16

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2013

Core Fixed Income Fund
Assets:
Investments, at value (cost $1,259,447,009, $340,395,687, $469,498,187, $2,689,765,520 and $11,704,008)	$1,297,065,485
Repurchase agreement, at value which equals cost	263,900,000
Cash	—
Foreign currencies, at value (cost $162, $87,019, $609,709, $4,556,881 and $20,689)	164
Receivables:
Investments sold on an extended settlement basis	187,881,172
Investment sold	2,482,597
Interest	7,428,447
Unrealized gain on swap contracts	4,231,073
Fund shares sold	2,451,053
Unrealized gain on forward foreign currency exchange contracts	857,141
Collateral on certain derivative contracts(b)(c)	776,161
Upfront payments made on swap contracts	450,994
Variation margin on certain derivative contracts	—
Reimbursement from investment adviser	—
Due from broker — upfront payment	—
Deferred offering costs	—
Other assets	15,312
Total assets	1,767,539,599

Liabilities:
Due to custodian	157,667
Payables:
Investments purchased on an extended settlement basis	282,640,954
Investments purchased	13,949,715
Forward sale contracts, at value (proceeds received $43,414,570, $2,144,688, $6,519,609, $80,325,000 and $0)	43,502,487
Collateral on certain derivative contracts	6,149,416
Fund shares redeemed	5,981,413
Upfront payments received on swap contracts	1,839,749
Unrealized loss on forward foreign currency exchange contracts	1,100,658
Unrealized loss on swap contracts	629,924
Variation margin on certain derivative contracts	606,355
Amounts owed to affiliates	593,291
Income distribution	159,898
Due to broker — upfront payment	—
Written option contracts, at value (premium received $1,579,407 for Strategic Income Fund)	—
Accrued expenses and other liabilities	121,361
Total liabilities	357,432,888

Net Assets:
Paid-in capital	1,396,094,811
Undistributed net investment income	12,881,414
Accumulated net realized gain (loss)	(40,365,275)
Net unrealized gain (loss)	41,495,761
NET ASSETS	$1,410,106,711
Net Assets:
Class A	$159,470,211
Class B	6,530,969
Class C	25,723,151
Institutional	1,198,583,672
Service	17,528,496
Class IR	1,622,381
Class R	647,831
Total Net Assets	$1,410,106,711
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	15,029,191
Class B	612,695
Class C	2,411,467
Institutional	112,507,384
Service	1,643,988
Class IR	152,803
Class R	60,978
Net asset value, offering and redemption price per share:(d)
Class A	$10.61
Class B	10.66
Class C	10.67
Institutional	10.65
Service	10.66
Class IR	10.62
Class R	10.62

(a)	Commenced operations on November 30, 2012.
(b)	Segregated for initial margin on swap transactions of $619,909, $591,034, $175,430 and $3,409,696 for the Core Fixed Income, Core Plus Fixed Income, Global Income and Strategic Income Funds, respectively.
(c)	Includes restricted cash of $566,985 on deposit with counterparty for the Core Plus Fixed Income Fund relating to initial margin requirements and collateral on futures transactions.
(d)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds is $11.02, $10.98, $13.71, $10.87 and $10.31, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund(a)

$354,920,238	$487,967,349	$2,779,681,197	$11,534,510
48,700,000	—	917,300,000	100,000
310,754	21,973,479	—	52,866
87,016	608,860	4,547,242	20,703

27,593,820	27,650,806	167,844,434	12,323
6,986	5,287	8,348,235	1,133,287
2,459,371	5,219,344	20,953,567	91,254
2,086,954	4,074,822	77,134,492	61,199
1,168,687	195,233	54,170,749	—
495,647	4,714,580	10,578,046	52,321
1,200,029	1,232,194	8,913,047	—
366,807	2,545,104	60,502,960	142,733
125,194	71,624	1,635,445	4,167
56,359	45,826	—	23,684
208,983	32,343	—	—
—	—	—	109,432
3,808	7,008	25,898	192
439,790,653	556,343,859	4,111,635,312	13,338,671

—	—	1,429,910	—

66,691,304	49,832,391	213,869,642	—
4,398,206	6,002,684	97,278,066	1,007,849
2,154,668	6,531,084	80,484,967	—
4,124,913	5,057,442	98,915,515	—
403,578	5,118,673	15,968,280	—
1,711,541	3,517,836	49,871,659	75,249
405,205	1,113,008	17,527,556	123,016
584,518	2,695,784	44,303,586	58,731
10,487	12,434	203,719	—
184,799	331,252	2,046,078	7,044
82,010	44,795	1,359,047	—
—	—	1,968,505	1,664
—	—	751,985	—
99,711	129,279	223,639	94,587
80,850,940	80,386,662	626,202,154	1,368,140

344,139,778	437,412,097	3,424,811,705	12,074,693
1,255,470	12,102,607	18,238,815	164,825
(1,933,157)	2,656,457	(70,300,225)	(22,712)
15,477,622	23,786,036	112,682,863	(246,275)
$358,939,713	$475,957,197	$3,485,433,158	$11,970,531

$40,782,526	$79,838,435	$709,729,901	$20,787
3,906,669	1,783,541	—	—
9,993,138	5,756,642	239,500,561	9,909
301,201,224	387,888,819	2,428,689,187	11,919,966
14,248	144,629	—	—
2,847,266	545,131	107,501,677	9,944
194,642	—	11,832	9,925
$358,939,713	$475,957,197	$3,485,433,158	$11,970,531

3,856,726	6,048,431	67,853,675	2,096
369,680	135,640	—	—
945,611	439,165	22,890,272	1,000
28,494,135	29,433,683	232,215,524	1,202,390
1,348	10,990	—	—
270,057	41,377	10,280,760	1,003
18,416	—	1,132	1,002

$10.57	$13.20	$10.46	$9.92
10.57	13.15	—	—
10.57	13.11	10.46	9.91
10.57	13.18	10.46	9.91
10.57	13.16	—	—
10.54	13.17	10.46	9.91
10.57	—	10.45	9.91

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2013

Core Fixed Income Fund
Investment income:
Interest	$35,019,742
Dividends	8,987
Total investment income	35,028,729

Expenses:
Management fees	5,769,082
Distribution and Service fees(b)	793,074
Transfer Agent fees(b)	787,209
Custody, accounting and administrative services	278,445
Professional fees	117,948
Registration fees	107,539
Printing and mailing costs	70,357
Trustee fees	19,037
Service Share fees — Shareholder Administration Plan	33,501
Service Share fees — Service Plan	33,501
Amortization of offering costs	—
Organization Costs	—
Other	44,636
Total expenses	8,054,329
Less — expense reductions	(6,004)
Net expenses	8,048,325
NET INVESTMENT INCOME	26,980,404

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	26,401,776
Futures contracts	(897,450)
Written options	364,040
Swap contracts	(3,836,384)
Non-deliverable bond forward contracts	—
Forward foreign currency exchange contracts	5,904,803
Foreign currency transactions	(743,807)
Net change in unrealized gain (loss) on:
Investments	20,145,139
Futures contracts	2,263,172
Written options	—
Swap contracts	2,661,575
Forward foreign currency exchange contracts	(184,363)
Foreign currency transactions	(36,788)
Net realized and unrealized gain (loss)	52,041,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,022,117

(a)	Commenced operations on November 30, 2012.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$436,821	$76,753	$276,951	$2,549	$227,147	$9,978	$36,004	$506,474	$5,360	$1,583	$663
Core Plus Fixed Income	229,092	45,799	102,593	341	119,128	5,954	13,337	98,135	6	3,622	89
Global Income	366,452	21,031	58,976	—	190,555	2,734	7,667	192,298	69	656	—
Strategic Income	1,449,557	—	1,642,230	67	753,770	—	213,490	605,664	—	75,828	17
World Bond	10	—	33	16	6	—	5	1,566	—	5	5

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund	Global Income Fund	Strategic Income Fund	World Bond Fund(a)

$9,545,888	$17,019,729	$94,827,349	$67,844
2,115	—	20,617	—
9,548,003	17,019,729	94,847,966	67,844

1,596,068	4,134,026	13,008,757	25,556
377,825	446,459	3,091,854	59
240,271	393,979	1,648,769	1,587
218,127	458,902	570,078	35,857
121,888	114,371	123,956	70,497
97,377	87,242	127,293	18,104
56,504	53,784	180,880	11,362
16,250	16,875	20,964	8,250
34	434	—	—
34	434	—	—
—	—	—	57,603
—	—	—	12,000
17,670	19,883	77,577	3,453
2,742,048	5,726,389	18,850,128	244,328
(514,391)	(727,727)	(12,263)	(216,585)
2,227,657	4,998,662	18,837,865	27,743
7,320,346	12,021,067	76,010,101	40,101

8,244,056	22,248,270	27,731,318	(48,277)
1,008,330	771,388	(22,448,634)	17,400
428,892	579,280	5,381,701	—
(602,205)	(643,966)	9,253,111	(1,413)
—	—	—	12,269
1,365,188	17,391,808	34,748,903	176,223
(601,376)	(13,596,329)	(11,845,818)	(15,380)

7,907,471	(818,366)	98,458,302	(169,498)
(122,399)	366,783	(2,801,522)	(7,281)
—	(2,525)	827,422	—
1,337,786	47,464	28,251,586	2,468
95,987	5,276,008	(5,358,218)	(70,695)
(14,948)	(1,115,541)	(179,962)	(1,269)
19,046,782	30,504,274	162,018,189	(105,453)
$26,367,128	$42,525,341	$238,028,290	$(65,352)

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$26,980,404	$36,927,671
Net realized gain	27,192,978	79,893,136
Net change in unrealized gain	24,848,735	13,135,423
Net increase in net assets resulting from operations	79,022,117	129,956,230

Distributions to shareholders:
From net investment income
Class A Shares	(3,666,379)	(5,808,782)
Class B Shares	(103,723)	(119,651)
Class C Shares	(372,511)	(340,638)
Institutional Shares	(30,859,051)	(31,823,657)
Service Shares	(264,291)	(128,844)
Class IR Shares	(28,570)	(17,548)
Class R Shares	(9,184)	(314)
From net realized gains
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(35,303,709)	(38,239,434)

From share transactions:
Proceeds from sales of shares	314,245,826	909,073,281
Reinvestment of distributions	32,803,710	35,547,192
Cost of shares redeemed	(596,890,879)	(1,200,947,645)
Net increase (decrease) in net assets resulting from share transactions	(249,841,343)	(256,327,172)
TOTAL INCREASE (DECREASE)	(206,122,935)	(164,610,376)

Net assets:
Beginning of year	1,616,229,646	1,780,840,022
End of year	$1,410,106,711	$1,616,229,646
Undistributed (distributions in excess) of net investment income	$12,881,414	$9,445,495

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund
For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012

$7,320,346	$9,354,097	$12,021,067	$16,199,192
9,842,885	12,896,747	26,750,451	27,635,689
9,203,897	511,451	3,753,823	5,499,767
26,367,128	22,762,295	42,525,341	49,334,648

(2,097,695)	(2,560,826)	(3,422,155)	(3,599,380)
(70,430)	(107,885)	(37,699)	(28,367)
(157,821)	(205,726)	(107,946)	(74,877)
(6,435,495)	(6,590,804)	(13,168,429)	(12,458,786)
(295)	(324)	(3,870)	(2,713)
(70,721)	(72,396)	(15,418)	(5,402)
(1,435)	(640)	—	—

(2,789,937)	(1,998,604)	(4,030,873)	—
(137,263)	(118,759)	(66,778)	—
(312,717)	(233,636)	(188,244)	—
(7,381,950)	(4,604,249)	(13,890,223)	—
(422)	(268)	(6,107)	—
(85,190)	(54,366)	(18,908)	—
(667)	(413)	—	—
(19,542,038)	(16,548,896)	(34,956,650)	(16,169,525)

105,132,375	89,958,210	172,511,841	420,493,587
19,029,155	16,264,066	34,482,719	15,755,235
(114,465,116)	(79,264,128)	(520,702,491)	(372,244,977)
9,696,414	26,958,148	(313,707,931)	64,003,845
16,521,504	33,171,547	(306,139,240)	97,168,968

342,418,209	309,246,662	782,096,437	684,927,469
$358,939,713	$342,418,209	$475,957,197	$782,096,437
$1,255,470	$(60,855)	$12,102,607	$3,486,022

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Strategic Income Fund
	For the Fiscal Year Ended March 31, 2013	For the Fiscal Year Ended March 31, 2012
From operations:
Net investment income	$76,010,101	$70,601,622
Net realized gain (loss)	42,820,581	(42,729,379)
Net change in unrealized gain (loss)	119,197,608	(8,938,689)
Net increase (decrease) in net assets resulting from operations	238,028,290	18,933,554

Distributions to shareholders:
From net investment income
Class A Shares	(25,443,789)	(29,474,854)
Class C Shares	(6,249,357)	(3,448,017)
Institutional Shares	(75,727,358)	(37,374,979)
Class IR Shares	(2,803,135)	(1,759,055)
Class R Shares	(564)	(855)
Total distributions to shareholders	(110,224,203)	(72,057,760)

From share transactions:
Proceeds from sales of shares	2,293,607,272	1,594,274,448
Reinvestment of distributions	100,590,900	64,503,860
Cost of shares redeemed	(957,532,280)	(1,418,035,742)
Net increase in net assets resulting from share transactions	1,436,665,892	240,742,566
TOTAL INCREASE	1,564,469,979	187,618,360

Net assets:
Beginning of period	1,920,963,179	1,733,344,819
End of period	$3,485,433,158	$1,920,963,179
Undistributed net investment income	$18,238,815	$2,798,368

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

World Bond Fund(a)
For the Period Ended March 31, 2013
From operations:
Net investment income	$40,101
Net realized gain	140,822
Net change in unrealized loss	(246,275)
Net increase (decrease) in net assets resulting from operations	(65,352)

Distributions to shareholders:
From net investment income
Class A Shares	(28)
Class C Shares	(1)
Institutional Shares	(38,949)
Class IR Shares	(30)
Class R Shares	(11)
Total distributions to shareholders	(39,019)

From share transactions:
Proceeds from sales of shares	12,036,004
Reinvestment of distributions	39,019
Cost of shares redeemed	(121)
Net increase in net assets resulting from share transactions	12,074,902
TOTAL INCREASE	11,970,531

Net assets:
Beginning of period	—
End of period	$11,970,531
Undistributed net investment income	$164,825

(a)	Commenced operations on November 30, 2012.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED MARCH 31,
2013 - A	$10.31	$0.16	$0.36	$0.52	$(0.22)	$—	$(0.22)
2013 - B	10.36	0.08	0.36	0.44	(0.14)	—	(0.14)
2013 - C	10.37	0.08	0.36	0.44	(0.14)	—	(0.14)
2013 - Institutional	10.36	0.20	0.35	0.55	(0.26)	—	(0.26)
2013 - Service	10.36	0.14	0.37	0.51	(0.21)	—	(0.21)
2013 - IR	10.32	0.19	0.36	0.55	(0.25)	—	(0.25)
2013 - R	10.33	0.13	0.36	0.49	(0.20)	—	(0.20)
2012 - A	9.79	0.19	0.53	0.72	(0.20)	—	(0.20)
2012 - B	9.84	0.12	0.52	0.64	(0.12)	—	(0.12)
2012 - C	9.84	0.12	0.53	0.65	(0.12)	—	(0.12)
2012 - Institutional	9.83	0.23	0.53	0.76	(0.23)	—	(0.23)
2012 - Service	9.84	0.17	0.53	0.70	(0.18)	—	(0.18)
2012 - IR	9.79	0.22	0.53	0.75	(0.22)	—	(0.22)
2012 - R	9.80	0.17	0.53	0.70	(0.17)	—	(0.17)
2011 - A	9.53	0.21	0.29	0.50	(0.24)	—	(0.24)
2011 - B	9.57	0.14	0.29	0.43	(0.16)	—	(0.16)
2011 - C	9.58	0.14	0.28	0.42	(0.16)	—	(0.16)
2011 - Institutional	9.57	0.24	0.29	0.53	(0.27)	—	(0.27)
2011 - Service	9.58	0.20	0.28	0.48	(0.22)	—	(0.22)
2011 - IR	9.54	0.23	0.28	0.51	(0.26)	—	(0.26)
2011 - R	9.54	0.18	0.29	0.47	(0.21)	—	(0.21)
2010 - A	8.27	0.31	1.27	1.58	(0.32)	—	(0.32)
2010 - B	8.31	0.24	1.27	1.51	(0.25)	—	(0.25)
2010 - C	8.31	0.24	1.28	1.52	(0.25)	—	(0.25)
2010 - Institutional	8.30	0.34	1.28	1.62	(0.35)	—	(0.35)
2010 - Service	8.31	0.30	1.27	1.57	(0.30)	—	(0.30)
2010 - IR	8.28	0.31	1.29	1.60	(0.34)	—	(0.34)
2010 - R	8.28	0.28	1.28	1.56	(0.30)	—	(0.30)
2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	(0.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$10.61	5.08%	$159,470	0.81%	0.81%	1.54%	782%
10.66	4.28	6,531	1.56	1.56	0.79	782
10.67	4.28	25,723	1.56	1.56	0.79	782
10.65	5.32	1,198,584	0.47	0.47	1.88	782
10.66	4.90	17,528	0.97	0.97	1.35	782
10.62	5.34	1,622	0.56	0.56	1.78	782
10.62	4.72	648	1.06	1.06	1.24	782
10.31	7.37	204,327	0.81	0.81	1.90	687
10.36	6.55	8,065	1.56	1.56	1.14	687
10.37	6.65	28,539	1.56	1.56	1.13	687
10.36	7.81	1,363,229	0.47	0.47	2.23	687
10.36	7.17	10,969	0.97	0.97	1.70	687
10.32	7.74	1,081	0.56	0.56	2.14	687
10.33	7.21	19	1.06	1.06	1.64	687
9.79	5.24	694,255	0.81	0.81	2.13	554
9.84	4.55	11,234	1.56	1.56	1.39	554
9.84	4.44	27,993	1.56	1.56	1.38	554
9.83	5.58	1,041,837	0.47	0.47	2.45	554
9.84	5.17	3,966	0.97	0.97	1.98	554
9.79	5.39	1,538	0.56	0.56	2.30	554
9.80	4.98	17	1.06	1.06	1.88	554
9.53	19.32	804,834	0.82	0.82	3.37	418
9.57	18.36	16,680	1.57	1.57	2.68	418
9.58	18.48	33,260	1.57	1.57	2.62	418
9.57	19.79	705,704	0.48	0.48	3.78	418
9.58	19.05	5,580	0.98	0.98	3.30	418
9.54	19.58	69	0.57	0.57	3.30	418
9.54	19.03	14	1.07	1.07	3.10	418
8.27	(8.63)	600,963	0.80	0.81	4.70	413
8.31	(9.26)	17,694	1.55	1.56	3.95	413
8.31	(9.26)	24,655	1.55	1.56	3.95	413
8.30	(8.27)	851,372	0.46	0.47	5.04	413
8.31	(8.72)	7,333	0.96	0.97	4.55	413
8.28	(8.39)	9	0.55	0.56	4.97	413
8.28	(8.81)	9	1.05	1.06	4.51	413

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$10.37	$0.20	$0.57	$0.77	$(0.25)		$(0.32)	$(0.57)
2013 - B	10.36	0.12	0.58	0.70	(0.17)		(0.32)	(0.49)
2013 - C	10.37	0.12	0.57	0.69	(0.17)		(0.32)	(0.49)
2013 - Institutional	10.37	0.23	0.57	0.80	(0.28)		(0.32)	(0.60)
2013 - Service	10.37	0.18	0.57	0.75	(0.23)		(0.32)	(0.55)
2013 - IR	10.34	0.22	0.57	0.79	(0.27)		(0.32)	(0.59)
2013 - R	10.37	0.18	0.56	0.74	(0.22)		(0.32)	(0.54)
2012 - A	10.17	0.27	0.42	0.69	(0.27)		(0.22)	(0.49)
2012 - B	10.16	0.19	0.42	0.61	(0.19)		(0.22)	(0.41)
2012 - C	10.16	0.19	0.43	0.62	(0.19)		(0.22)	(0.41)
2012 - Institutional	10.17	0.30	0.43	0.73	(0.31)		(0.22)	(0.53)
2012 - Service	10.17	0.25	0.43	0.68	(0.26)		(0.22)	(0.48)
2012 - IR	10.18	0.29	0.38	0.67	(0.29)		(0.22)	(0.51)
2012 - R	10.17	0.25	0.41	0.66	(0.24)		(0.22)	(0.46)
2011 - A	10.20	0.28	0.33	0.61	(0.31	)(d)	(0.33)	(0.64)
2011 - B	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - C	10.20	0.21	0.31	0.52	(0.23	)(d)	(0.33)	(0.56)
2011 - Institutional	10.20	0.32	0.32	0.64	(0.34	)(d)	(0.33)	(0.67)
2011 - Service	10.20	0.27	0.32	0.59	(0.29	)(d)	(0.33)	(0.62)
2011 - IR	10.21	0.31	0.32	0.63	(0.33	)(d)	(0.33)	(0.66)
2011 - R	10.20	0.26	0.32	0.58	(0.28	)(d)	(0.33)	(0.61)
2010 - A	9.16	0.34	1.07	1.41	(0.37)		—	(0.37)
2010 - B	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - C	9.15	0.28	1.07	1.35	(0.30)		—	(0.30)
2010 - Institutional	9.16	0.37	1.07	1.44	(0.40)		—	(0.40)
2010 - Service	9.16	0.34	1.05	1.39	(0.35)		—	(0.35)
2010 - IR	9.16	0.32	1.12	1.44	(0.39)		—	(0.39)
2010 - R	9.16	0.31	1.07	1.38	(0.34)		—	(0.34)
2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)		—	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)		—	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)		—	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)		—	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)		—	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)		—	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Includes a tax return of capital amounting to less than $0.01 per share.
(e)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.57	7.48%	$40,783	0.83%		0.98%		1.86%		1,025%
10.57	6.79	3,907	1.58		1.73		1.11		1,025
10.57	6.68	9,993	1.58		1.73		1.11		1,025
10.57	7.84	301,201	0.49		0.64		2.20		1,025
10.57	7.31	14	0.99		1.13		1.70		1,025
10.54	7.76	2,847	0.58		0.73		2.11		1,025
10.57	7.22	195	1.08		1.24		1.68		1,025
10.37	6.89	91,437	0.83		0.99		2.60		767
10.36	6.10	4,924	1.58		1.74		1.85		767
10.37	6.20	10,592	1.58		1.74		1.85		767
10.37	7.25	232,692	0.49		0.65		2.94		767
10.37	6.75	13	0.99		1.15		2.44		767
10.34	6.74	2,739	0.58		0.74		2.82		767
10.37	6.63	21	1.08		1.24		2.37		767
10.17	6.06	93,196	0.83		1.00		2.72		673
10.16	5.27	6,349	1.58		1.75		2.01		673
10.16	5.27	10,824	1.58		1.75		1.99		673
10.17	6.42	198,465	0.49		0.66		3.07		673
10.17	5.91	12	0.99		1.16		2.58		673
10.18	6.32	364	0.58		0.75		2.96		673
10.17	5.80	36	1.08		1.25		2.49		673
10.20	15.60	94,351	0.83		1.14		3.48		419
10.20	14.75	9,193	1.58		1.89		2.87		419
10.20	14.75	12,661	1.58		1.89		2.83		419
10.20	15.99	191,051	0.49		0.80		3.72		419
10.20	15.42	12	0.99		1.30		3.44		419
10.21	16.00	294	0.58		0.89		3.23		419
10.20	15.30	37	1.08		1.39		3.15		419
9.16	(3.17)	45,686	0.75	(e)	1.33	(e)	4.57	(e)	365
9.15	(4.00)	10,626	1.50	(e)	2.08	(e)	3.82	(e)	365
9.15	(4.00)	11,040	1.50	(e)	2.08	(e)	3.82	(e)	365
9.16	(2.84)	43,681	0.41	(e)	0.99	(e)	4.91	(e)	365
9.16	(3.34)	10	0.91	(e)	1.49	(e)	4.38	(e)	365
9.16	(3.02)	10	0.50	(e)	1.08	(e)	4.82	(e)	365
9.16	(3.49)	10	1.00	(e)	1.58	(e)	4.32	(e)	365

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$13.17	$0.22	$0.60	$0.82	$(0.34)	$(0.45)	$(0.79)
2013 - B	13.12	0.12	0.60	0.72	(0.24)	(0.45)	(0.69)
2013 - C	13.09	0.12	0.59	0.71	(0.24)	(0.45)	(0.69)
2013 - Institutional	13.15	0.27	0.60	0.87	(0.39)	(0.45)	(0.84)
2013 - Service	13.13	0.20	0.60	0.80	(0.32)	(0.45)	(0.77)
2013 - IR	13.15	0.26	0.59	0.85	(0.38)	(0.45)	(0.83)
2012 - A	12.63	0.23	0.54	0.77	(0.23)	—	(0.23)
2012 - B	12.58	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - C	12.55	0.14	0.54	0.68	(0.14)	—	(0.14)
2012 - Institutional	12.61	0.27	0.55	0.82	(0.28)	—	(0.28)
2012 - Service	12.59	0.21	0.54	0.75	(0.21)	—	(0.21)
2012 - IR	12.61	0.24	0.57	0.81	(0.27)	—	(0.27)
2011 - A	12.74	0.26	(0.10)	0.16	(0.27)	—	(0.27)
2011 - B	12.69	0.17	(0.11)	0.06	(0.17)	—	(0.17)
2011 - C	12.66	0.16	(0.09)	0.07	(0.18)	—	(0.18)
2011 - Institutional	12.72	0.30	(0.09)	0.21	(0.32)	—	(0.32)
2011 - Service	12.70	0.24	(0.10)	0.14	(0.25)	—	(0.25)
2011 - IR (Commenced July 30, 2010)	12.91	0.19	(0.29)	(0.10)	(0.20)	—	(0.20)
2010 - A	12.30	0.38	1.35	1.73	(1.29)	—	(1.29)
2010 - B	12.25	0.29	1.34	1.63	(1.19)	—	(1.19)
2010 - C	12.23	0.28	1.34	1.62	(1.19)	—	(1.19)
2010 - Institutional	12.28	0.42	1.35	1.77	(1.33)	—	(1.33)
2010 - Service	12.27	0.36	1.34	1.70	(1.27)	—	(1.27)
2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.20	6.32%	$79,838	1.04%		1.15%		1.64%		444%
13.15	5.55	1,784	1.79		1.90		0.92		444
13.11	5.57	5,757	1.79		1.90		0.92		444
13.18	6.69	387,889	0.69		0.81		1.99		444
13.16	6.16	145	1.19		1.31		1.49		444
13.17	6.51	545	0.79		0.90		1.94		444
13.17	6.16	198,463	1.03		1.14		1.78		333
13.12	5.38	2,310	1.78		1.89		1.07		333
13.09	5.32	6,359	1.78		1.89		1.06		333
13.15	6.53	574,373	0.69		0.80		2.10		333
13.13	6.01	189	1.19		1.30		1.61		333
13.15	6.43	402	0.78		0.89		1.87		333
12.63	1.27	204,116	1.03		1.13		2.03		272
12.58	0.50	2,979	1.78		1.88		1.29		272
12.55	0.60	7,676	1.78		1.88		1.29		272
12.61	1.62	469,982	0.69		0.79		2.36		272
12.59	1.12	151	1.19		1.29		1.89		272
12.61	(0.78)	23	0.78	(d)	0.88	(d)	2.28	(d)	272
12.74	14.73	218,572	1.03		1.11		3.02		237
12.69	13.92	5,143	1.78		1.86		2.30		237
12.66	13.80	7,606	1.78		1.86		2.22		237
12.72	15.14	685,787	0.69		0.77		3.36		237
12.70	14.50	95	1.19		1.27		2.87		237
12.30	(1.10)	202,926	1.02		1.11		3.61		168
12.25	(1.93)	6,572	1.77		1.86		2.85		168
12.23	(1.85)	4,863	1.77		1.86		2.85		168
12.28	(0.76)	664,853	0.68		0.77		3.94		168
12.27	(1.26)	214	1.18		1.27		3.44		168

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2013 - A	$9.87	$0.32	(c)	$0.73	$1.05	$(0.46)	$—	$—	$(0.46)
2013 - C	9.88	0.24	(c)	0.72	0.96	(0.38)	—	—	(0.38)
2013 - Institutional	9.87	0.35	(c)	0.73	1.08	(0.49)	—	—	(0.49)
2013 - IR	9.87	0.34	(c)	0.73	1.07	(0.48)	—	—	(0.48)
2013 - R	9.87	0.30	(c)	0.71	1.01	(0.43)	—	—	(0.43)
2012 - A	10.03	0.32	(c)	(0.16)	0.16	(0.32)	—	—	(0.32)
2012 - C	10.04	0.24	(c)	(0.15)	0.09	(0.25)	—	—	(0.25)
2012 - Institutional	10.03	0.35	(c)	(0.15)	0.20	(0.36)	—	—	(0.36)
2012 - IR	10.03	0.34	(c)	(0.15)	0.19	(0.35)	—	—	(0.35)
2012 - R	10.03	0.29	(c)	(0.15)	0.14	(0.30)	—	—	(0.30)

FOR THE PERIOD ENDED MARCH 31,
2011 - A (Commenced June 30, 2010)	10.00	0.17		0.06	0.23	(0.16)	(0.02)	(0.02)	(0.20)
2011 - C (Commenced June 30, 2010)	10.00	0.12		0.06	0.18	(0.10)	(0.02)	(0.02)	(0.14)
2011 - Institutional (Commenced June 30, 2010)	10.00	0.20		0.05	0.25	(0.18)	(0.02)	(0.02)	(0.22)
2011 - IR (Commenced June 30, 2010)	10.00	0.19		0.05	0.24	(0.17)	(0.02)	(0.02)	(0.21)
2011 - R (Commenced June 30, 2010)	10.00	0.16		0.05	0.21	(0.14)	(0.02)	(0.02)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$10.46	10.80%	$709,730	0.99%		0.99%		3.17%		727%
10.46	9.86	239,501	1.74		1.74		2.36		727
10.46	11.18	2,428,689	0.65		0.65		3.42		727
10.46	11.07	107,502	0.74		0.74		3.33		727
10.45	10.45	12	1.23		1.23		2.98		727
9.87	1.60	728,059	1.00		1.00		3.23		636
9.88	0.94	148,590	1.75		1.75		2.51		636
9.87	2.04	993,936	0.66		0.66		3.59		636
9.87	1.95	50,350	0.75		0.75		3.54		636
9.87	1.46	29	1.25		1.25		3.00		636

10.03	2.37	820,664	1.02	(d)	1.08	(d)	2.63	(d)	342
10.04	1.81	82,982	1.77	(d)	1.83	(d)	1.81	(d)	342
10.03	2.51	804,517	0.68	(d)	0.74	(d)	2.96	(d)	342
10.03	2.44	25,158	0.77	(d)	0.83	(d)	2.82	(d)	342
10.03	2.09	25	1.27	(d)	1.33	(d)	2.07	(d)	342

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS WORLD BOND FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED MARCH 31,
2013 - A (Commenced November 30, 2012)	$10.00	$0.02		$(0.08)	$(0.06)	$(0.02)
2013 - C (Commenced November 30, 2012)	10.00	—	(e)	(0.09)	(0.09)	— (e)
2013 - Institutional (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)
2013 - IR (Commenced November 30, 2012)	10.00	0.03		(0.09)	(0.06)	(0.03)
2013 - R (Commenced November 30, 2012)	10.00	0.01		(0.09)	(0.08)	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS WORLD BOND FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$9.92	(0.69)%	$21	1.04%	4.59%	0.69%	192%
9.91	(0.89)	10	1.78	5.92	(0.10)	192
9.91	(0.58)	11,920	0.71	4.83	1.02	192
9.91	(0.60)	10	0.86	4.99	0.97	192
9.91	(0.78)	10	1.31	5.42	0.38	192

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified
Global Income	A, B, C, Institutional, Service and IR	Non-diversified
Strategic Income	A, C, Institutional, IR and R	Diversified
World Bond (Commenced November 30, 2012)	A, C, Institutional, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each of the Core Fixed Income, Core Plus Fixed Income and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income and World Bond Funds (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as a receivable from or payable to the counterparty in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”),

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the World Bond Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the World Bond Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
All Funds	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM and GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iii.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement.

iv.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Non-Deliverable Bond Forwards — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

iv.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

v.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions can be executed by being submitted through a derivatives clearing member (“DCM”), acting in an agency capacity, to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2013:

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$500,661,814	$—
Mortgage-Backed Obligations	—	420,405,570	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	202,844,342	65,681,350	—
Asset-Backed Securities	—	24,487,585	—
Foreign Debt Obligations	—	22,668,646	—
Municipal Debt Obligations	—	9,328,184	—
Government Guarantee Obligations	—	47,089,347	—
Short-term Investments	—	263,900,000	—
Total	$202,844,342	$1,354,222,496	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(43,502,487)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$3,898,647	$—
Forward Foreign Currency Exchange Contracts(a)	—	857,141	—
Futures Contracts(a)	1,616,213	—	—
Interest Rate Swap Contracts(a)	—	3,194,679	—
Credit Default Swap Contracts(a)	—	1,069,891	—
Total	$1,616,213	$9,020,358	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,100,658)	$—
Futures Contracts	(832,600)	—	—
Interest Rate Swap Contracts	—	(371,229)	—
Credit Default Swap Contracts	—	(467,153)	—
Total	$(832,600)	$(1,939,040)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE PLUS FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$137,577,554	$—
Mortgage-Backed Obligations	—	103,195,978	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	33,975,402	6,243,791	—
Asset-Backed Securities	—	43,739,802	—
Foreign Debt Obligations	—	6,878,782	—
Structured Notes	—	2,282,082	—
Municipal Debt Obligations	—	2,096,633	—
Government Guarantee Obligations	—	15,344,357	—
Short-term Investments	—	48,700,000	—
Total	$33,975,402	$366,058,979	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(2,154,668)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$3,585,857	$—
Forward Foreign Currency Exchange Contracts(a)	—	495,647	—
Futures Contracts(a)	240,284	—	—
Interest Rate Swap Contracts(a)	—	1,928,667	—
Credit Default Swap Contracts(a)	—	221,913	—
Total	$240,284	$6,232,084	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(405,205)	$—
Futures Contracts	(733,522)	—	—
Interest Rate Swap Contracts	—	(691,173)	—
Credit Default Swap Contracts	—	(89,556)	—
Total	$(733,522)	$(1,185,934)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$88,238,767	$65,379,337	$—
Corporate Obligations	—	173,696,945	—
Foreign Debt Obligations	—	11,236,995	—
Asset-Backed Securities	—	21,751,325	—
Mortgage-Backed Obligations	—	72,006,017	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	23,786,924	832,564	—
Government Guarantee Obligations	—	28,142,137	—
Total	$112,025,691	$373,045,320	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(6,531,084)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$2,896,338	$—
Forward Foreign Currency Exchange Contracts(a)	—	4,714,580	—
Futures Contracts(a)	988,808	—	—
Interest Rate Swap Contracts(a)	—	3,674,654	—
Credit Default Swap Contracts(a)	—	434,542	—
Total	$988,808	$11,720,114	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,113,008)	$—
Futures Contracts	(594,503)	—	—
Interest Rate Swap Contracts	—	(2,417,326)	—
Credit Default Swap Contracts	—	(292,172)	—
Total	$(594,503)	$(3,822,506)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$770,648,398	$—
Mortgage-Backed Obligations	—	825,748,451	—
Asset-Backed Securities	—	350,848,184	—
Foreign Debt Obligations	—	183,154,617	—
Structured Notes	—	39,621,847	—
Government Guarantee Obligations	—	66,427,383	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	164,849,239	—	—
Senior Term Loans	—	302,630,621	—
Short-term Investments	—	938,549,186	—
Total	$164,849,239	$3,477,628,687	$—
Liabilities(a)
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(80,484,967)	$—

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$54,503,271	$—
Forward Foreign Currency Exchange Contracts(a)	—	10,578,046	—
Futures Contracts(a)	2,709,689	—	—
Interest Rate Swap Contracts(a)	—	67,272,454	—
Credit Default Swap Contracts(a)	—	8,527,911	—
Total Return Swap Contracts(a)	—	3,176,477	—
Total	$2,709,689	$144,058,159	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(17,527,556)	$—
Futures Contracts(a)	(5,933,963)	—	—
Interest Rate Swap Contracts(a)	—	(43,286,867)	—
Credit Default Swap Contracts(a)	—	(613,555)	—
Total Return Swap Contracts(a)	—	(2,749,565)	—
Written Options Contracts	—	(751,985)	—
Total	$(5,933,963)	$(64,929,528)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

WORLD BOND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$3,111,445	$3,715,192	$—
Structured Notes	—	153,165	—
Government Guarantee Obligations	—	128,978	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	4,425,730	—	—
Short-term Investments	—	100,000	—
Total	$7,537,175	$4,097,335	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$52,321	$—
Futures Contracts	9,996	—	—
Interest Rate Swap Contracts	—	61,199	—
Total	$9,996	$113,520	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(123,016)	$—
Futures Contracts	(17,277)	—	—
Interest Rate Swap Contracts	—	(58,731)	—
Total	$(17,277)	$(181,747)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see Schedules of Investments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$8,709,539	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(1,203,829)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	1,069,891		Payable for unrealized loss on swap contracts	(467,153)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	857,141		Payable for unrealized loss on forward foreign currency exchange contracts	(1,100,658)
Total		$10,636,571			$(2,771,640)

Core Plus Fixed Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$5,754,808	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(1,424,695)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	221,913		Payable for unrealized loss on swap contracts	(89,556)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	495,647		Payable for unrealized loss on forward foreign currency exchange contracts	(405,205)
Total		$6,472,368			$(1,919,456)

Global Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$7,559,800	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(3,011,829)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	434,542		Payable for unrealized loss on swap contracts	(292,172)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	4,714,580		Payable for unrealized loss on forward foreign currency exchange contracts;	(1,113,008)
Total		$12,708,922			$(4,417,009)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin; Investments, at value	$127,661,891	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin; Options written, at value	$(52,722,380)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	8,527,911		Payable for unrealized loss on swap contracts	(613,555)	(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	10,578,046		Payable for unrealized loss on forward foreign currency exchange contracts	(17,527,556)
Total		$146,767,848			$(70,863,491)

World Bond
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Unrealized gain on futures variation margin	$71,195	(a)	Payable for unrealized loss on swap contracts; Unrealized loss on futures variation margin	$(76,008)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	52,321		Payable for unrealized loss on forward foreign currency exchange contracts	(123,016)
Total		$123,516			$(199,024)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $838,382, $780,729, $2,709,498, $46,649,987 and $58,731 for Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on their obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(4,085,714)	$4,129,972	3,781
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(426,330)	472,696	17
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	5,904,803	(184,363)	182
Total		$1,392,759	$4,418,305	3,980

Core Plus Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(430,912)	$815,743	1,209
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	564,457	117,802	12
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	1,365,188	95,987	282
Total		$1,498,733	$1,029,532	1,503

Global Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(66,071)	$42,083	1,128
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	98,357	141,696	6
Currency	Net realized gain (loss) from investments, written options and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on investments, written options and forward foreign currency exchange contracts	17,004,396	5,225,962	442
Total		$17,036,682	$5,409,741	1,576

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

Strategic Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(19,575,506)	$13,217,710	6,501
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,257,554	7,801,162	14
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	34,748,903	(5,358,218)	300
Total		$18,430,951	$15,660,654	6,815

World Bond
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts and Non-Deliverable Bond Forward contracts/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$28,256	$(4,813)	45
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	176,223	(70,695)	272
Total		$204,479	$(75,508)	317

(a)	Average number of contracts is based on the average of the month end balances for the fiscal year ended March 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2013, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%
Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45
Global Income	0.65	0.59	0.56	0.55	0.54	0.65
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.56
World Bond	0.65	0.59	0.56	0.54	0.53	0.65

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended March 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Core Fixed Income	$7,306	$—	$899
Core Plus Fixed Income	3,419	—	3
Global Income	4,355	—	—
Strategic Income	129,036	N/A	—
World Bond	52	N/A	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds are 0.104%, 0.004%, 0.004%, 0.054% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least July 27, 2013 (November 30, 2013 for the World Bond Fund), and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Custody Fee Credits	Other Expense Reimbursements	Total Expense Reductions
Core Fixed Income	$6,004	$—	$6,004
Core Plus Fixed Income	2,328	512,063	514,391
Global Income	2,110	725,617	727,727
Strategic Income	12,263	—	12,263
World Bond	10	216,575	216,585

As of March 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$468,148	$62,000	$63,143	$593,291
Core Plus Fixed Income	136,787	28,599	19,413	184,799
Global Income	279,053	27,027	25,172	331,252
Strategic Income	1,524,755	333,866	187,457	2,046,078
World Bond	6,617	16	411	7,044

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of March 31, 2013, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000. Effective May 8, 2013, the committed amount available through the facility increased to $780,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2013, Goldman Sachs earned approximately $96,331, $146,149, $150,868, $358,214 and $2,297 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Core Fixed Income, Core Plus Fixed Income, Global Income, Strategic Income and World Bond Funds, respectively.

As of March 31, 2013, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Income	36%	24%

As of March 31, 2013, Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class A, Class C, Institutional, Service, Class IR and Class R Shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R
Core Plus Fixed	—%	—%	—%	100%	—%	7%
Strategic Income	—	—	—	—	—	97
World Bond	48	100	100	—	100	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2013, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$12,945,167,137	$488,746,441	$13,526,202,225	$526,296,136
Core Plus Fixed Income	3,656,486,430	182,108,026	3,724,678,308	122,483,916
Global Income	2,428,917,199	570,592,227	2,467,745,616	868,097,842
Strategic Income	16,436,542,961	2,109,595,802	16,430,041,841	1,300,987,930
World Bond	18,278,031	14,801,924	13,892,675	7,588,383

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2013 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Distributions paid from:
Ordinary income	$35,303,709	$16,765,076	$27,571,748	$110,224,203	$39,019
Net Long-term capital gains	—	2,776,962	7,384,902	—	—
Total taxable distributions	$35,303,709	$19,542,038	$34,956,650	$110,224,203	$39,019

The tax character of distributions paid during the fiscal year ended March 31, 2012 was as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income
Distributions paid from:
Ordinary income	$38,239,434	$15,152,070	$16,169,525	$72,057,760
Net Long-term capital gains	—	1,396,826	—	—
Total taxable distributions	$38,239,434	$16,548,896	$16,169,525	$72,057,760

As of March 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows.

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Undistributed ordinary income — net	$12,886,625	$1,531,930	$20,518,159	$15,862,412	$164,482
Undistributed long-term capital gains	—	—	4,048,842	—	—
Total undistributed earnings	$12,886,625	$1,531,930	$24,567,001	$15,862,412	$164,482
Capital loss carryovers:(1)(2)
Expiring 2018	$(35,295,100)	$—	$—	$—	$—
Perpetual Short-term	—	—	—	(20,516,486)	—
Perpetual Long-term	—	—	—	(39,216,952)	—
Total capital loss carryovers	$(35,295,100)	$—	$—	$(59,733,438)	$—
Timing differences (Qualified Late Year Loss Deferral, Income Distribution Payable and Straddle Loss Deferrals)	$(3,941,992)	$(2,271,320)	$(4,176,447)	$(18,822,298)	$(51,770)
Unrealized gains (losses) — net	40,362,367	15,539,325	18,154,546	123,314,777	(216,874)
Total accumulated earnings (losses) — net	$14,011,900	$14,799,935	$38,545,100	$60,621,453	$(104,162)

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on March 31 of the year indicated.
(2)	The Core Fixed Income Fund utilized $19,834,966 of capital losses in the current fiscal year.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Core Plus Fixed Income	Global Income	Strategic Income	World Bond
Tax Cost	$1,523,851,477	$389,195,495	$470,690,688	$3,607,193,422	$11,836,527
Gross unrealized gain	42,863,825	16,728,345	26,228,414	106,601,416	57,066
Gross unrealized loss	(5,749,817)	(2,303,602)	(8,951,753)	(16,813,641)	(259,083)
Net unrealized security gain (loss)	37,114,008	14,424,743	17,276,661	89,787,775	(202,017)
Net unrealized gain (loss) on other investments	3,248,359	1,114,582	877,885	33,527,002	(14,857)
Net unrealized gain (loss)	$40,362,367	$15,539,325	$18,154,546	$123,314,777	$(216,874)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and forward foreign currency exchange contracts and differences related to the tax treatment of swap transactions.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from dividend redesignations and differences in tax treatment relating to swaps, foreign currency exchange transactions, underlying fund investments and certain non-deductible expenses.

	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Core Fixed Income	$—	$(11,759,224)	$11,759,224
Core Plus Fixed Income	—	(2,829,871)	2,829,871
Global Income	—	(13,351,035)	13,351,035
Strategic Income	—	(49,654,549)	49,654,549
World Bond	(209)	(163,534)	163,743

GSAM and GSAMI have reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Global Income and World Bond Funds are non-diversified, meaning they are permitted to invest a larger percentage of their assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Fund, may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

As of January 1, 2013, GSAM is subject to registration as a commodity pool operator (CPO) under the Commodity Exchange Act with respect to the Strategic Income Fund. However, as a result of proposed rulemaking by the Commodity Futures Trading Commission (“CFTC”) that has not yet been adopted, GSAM is not yet subject to CFTC recordkeeping, reporting and disclosure requirements and the impact of these requirements, including their impact on the Funds’ financial statements, remains uncertain.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-11: Disclosure about offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013,

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

10. OTHER MATTERS (continued)

and interim periods within those fiscal years. At this time, GSAM is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,681,818	$49,675,321	8,368,890	$84,412,273
Reinvestment of distributions	330,702	3,504,528	555,903	5,621,104
Shares converted from Class B(a)	10,340	109,462	62,766	636,270
Shares redeemed	(9,804,238)	(103,481,361)	(60,060,065)	(601,116,368)
	(4,781,378)	(50,192,050)	(51,072,506)	(510,446,721)
Class B Shares
Shares sold	90,138	960,888	167,299	1,709,066
Reinvestment of distributions	8,812	93,844	10,588	107,959
Shares converted to Class A(a)	(10,291)	(109,462)	(62,491)	(636,270)
Shares redeemed	(254,319)	(2,704,439)	(479,238)	(4,886,820)
	(165,660)	(1,759,169)	(363,842)	(3,706,065)
Class C Shares
Shares sold	562,325	5,982,989	963,527	9,868,248
Reinvestment of distributions	31,819	339,053	29,525	301,775
Shares redeemed	(935,045)	(9,950,689)	(1,084,848)	(11,068,110)
	(340,901)	(3,628,647)	(91,796)	(898,087)
Institutional Shares
Shares sold	23,183,527	246,745,779	79,505,150	802,666,261
Reinvestment of distributions	2,688,015	28,596,094	2,878,782	29,398,451
Shares redeemed	(45,005,433)	(477,018,455)	(56,717,727)	(579,518,046)
	(19,133,891)	(201,676,582)	25,666,205	252,546,666
Service Shares
Shares sold	869,006	9,304,302	900,520	9,167,511
Reinvestment of distributions	21,804	232,444	9,735	100,041
Shares redeemed	(305,245)	(3,250,831)	(255,017)	(2,609,961)
	585,565	6,285,915	655,238	6,657,591
Class IR Shares
Shares sold	73,170	775,636	122,287	1,248,617
Reinvestment of distributions	2,692	28,563	1,719	17,548
Shares redeemed	(27,771)	(293,735)	(176,430)	(1,748,328)
	48,091	510,464	(52,424)	(482,163)
Class R Shares
Shares sold	76,174	800,911	129	1,305
Reinvestment of distributions	863	9,184	31	314
Shares redeemed	(17,929)	(191,369)	(1)	(12)
	59,108	618,726	159	1,607
NET DECREASE	(23,729,066)	$(249,841,343)	(25,258,966)	$(256,327,172)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Core Plus Fixed Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,637,233	$17,397,113	3,619,062	$37,470,750
Reinvestment of distributions	446,199	4,730,655	433,817	4,469,586
Shares converted from Class B(a)	47,896	507,090	99,566	1,029,641
Shares redeemed	(7,088,827)	(75,154,818)	(4,499,436)	(46,579,177)
	(4,957,499)	(52,519,960)	(346,991)	(3,609,200)
Class B Shares
Shares sold	59,794	636,704	98,713	1,024,212
Reinvestment of distributions	17,549	185,708	19,945	205,036
Shares converted to Class A(a)	(47,941)	(507,090)	(99,662)	(1,029,641)
Shares redeemed	(134,780)	(1,426,019)	(168,641)	(1,741,924)
	(105,378)	(1,110,697)	(149,645)	(1,542,317)
Class C Shares
Shares sold	146,123	1,556,360	446,025	4,623,631
Reinvestment of distributions	35,822	379,102	33,394	343,266
Shares redeemed	(258,208)	(2,729,977)	(522,484)	(5,404,394)
	(76,263)	(794,515)	(43,065)	(437,497)
Institutional Shares
Shares sold	8,048,909	85,285,400	4,257,125	44,062,787
Reinvestment of distributions	1,280,624	13,574,960	1,079,526	11,118,102
Shares redeemed	(3,278,395)	(34,969,634)	(2,413,255)	(24,960,937)
	6,051,138	63,890,726	2,923,396	30,219,952
Service Shares
Reinvestment of distributions	68	717	57	592
Class IR Shares
Shares sold	7,670	82,168	271,190	2,774,850
Reinvestment of distributions	14,749	155,912	12,303	126,442
Shares redeemed	(17,256)	(181,588)	(54,374)	(558,321)
	5,163	56,492	229,119	2,342,971
Class R Shares
Shares sold	16,521	174,630	191	1,980
Reinvestment of distributions	198	2,101	102	1,042
Shares redeemed	(291)	(3,080)	(1,853)	(19,375)
	16,428	173,651	(1,560)	(16,353)
NET INCREASE	933,657	$9,696,414	2,611,311	$26,958,148

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,910,820	$25,697,467	7,136,253	$92,174,626
Reinvestment of distributions	545,155	7,249,918	267,122	3,454,031
Shares converted from Class B(a)	6,962	93,337	14,409	186,994
Shares redeemed	(11,481,258)	(153,755,347)	(8,516,219)	(110,008,276)
	(9,018,321)	(120,714,625)	(1,098,435)	(14,192,625)
Class B Shares
Shares sold	14,828	197,423	32,800	421,851
Reinvestment of distributions	7,041	93,122	1,903	24,451
Shares converted to Class A(a)	(6,989)	(93,337)	(14,468)	(186,994)
Shares redeemed	(55,252)	(733,591)	(81,040)	(1,043,220)
	(40,372)	(536,383)	(60,805)	(783,912)
Class C Shares
Shares sold	50,879	673,410	111,490	1,433,101
Reinvestment of distributions	19,740	260,226	4,910	62,953
Shares redeemed	(117,424)	(1,558,609)	(242,334)	(3,109,619)
	(46,805)	(624,973)	(125,934)	(1,613,565)
Institutional Shares
Shares sold	10,923,074	145,381,905	25,328,364	325,900,362
Reinvestment of distributions	2,021,543	26,842,881	944,846	12,207,610
Shares redeemed	(27,183,640)	(364,157,994)	(19,877,099)	(257,917,588)
	(14,239,023)	(191,933,208)	6,396,111	80,190,384
Service Shares
Shares sold	3,449	45,879	6,800	88,131
Reinvestment of distributions	170	2,246	61	788
Shares redeemed	(7,021)	(93,515)	(4,477)	(57,444)
	(3,402)	(45,390)	2,384	31,475
Class IR Shares
Shares sold	38,818	515,757	36,742	475,516
Reinvestment of distributions	2,587	34,326	416	5,402
Shares redeemed	(30,597)	(403,435)	(8,388)	(108,830)
	10,808	146,648	28,770	372,088
NET INCREASE (DECREASE)	(23,337,115)	$(313,707,931)	5,142,091	$64,003,845

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2013		For the Fiscal Year Ended March 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	40,551,970	$417,088,326	57,716,759	$572,718,440
Reinvestment of distributions	2,375,483	24,142,768	2,911,970	28,484,323
Shares redeemed	(48,802,201)	(487,706,383)	(68,680,847)	(667,493,669)
	(5,874,748)	(46,475,289)	(8,052,118)	(66,290,906)
Class C Shares
Shares sold	11,404,892	117,837,288	9,423,856	93,510,820
Reinvestment of distributions	509,758	5,208,789	293,113	2,856,266
Shares redeemed	(4,066,992)	(41,003,910)	(2,942,697)	(28,599,581)
	7,847,658	82,042,167	6,774,272	67,767,505
Institutional Shares
Shares sold	164,944,585	1,686,890,601	87,282,794	861,024,079
Reinvestment of distributions	6,687,871	68,452,667	3,216,238	31,411,784
Shares redeemed	(40,080,385)	(408,289,110)	(70,020,876)	(679,851,459)
	131,552,071	1,347,054,158	20,478,156	212,584,404
Class IR Shares
Shares sold	6,931,385	71,790,777	6,777,376	67,017,589
Reinvestment of distributions	272,756	2,786,136	180,114	1,750,632
Shares redeemed	(2,023,847)	(20,514,381)	(4,365,459)	(42,090,947)
	5,180,294	54,062,532	2,592,031	26,677,274
Class R Shares
Shares sold	27	280	350	3,520
Reinvestment of distributions	54	540	88	855
Shares redeemed	(1,890)	(18,496)	(9)	(86)
	(1,809)	(17,676)	429	4,289
NET INCREASE	138,703,466	$1,436,665,892	21,792,770	$240,742,566

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	World Bond Fund(a)

	For the Period Ended March 31, 2013

	Shares	Dollars

Class A Shares
Shares sold	2,100	$20,949
Reinvestment of distributions	3	28
Shares redeemed	(7)	(71)
	2,096	20,906
Class C Shares
Shares sold	1,000	10,010
Reinvestment of distributions	1	1
Shares redeemed	(1)	(10)
	1,000	10,001
Institutional Shares
Shares sold	1,198,497	11,985,025
Reinvestment of distributions	3,895	38,949
Shares redeemed	(2)	(20)
	1,202,390	12,023,954
Class IR Shares
Shares sold	1,001	10,010
Reinvestment of distributions	3	30
Shares redeemed	(1)	(10)
	1,003	10,030
Class R Shares
Shares sold	1,001	10,010
Reinvestment of distributions	2	11
Shares redeemed	(1)	(10)
	1,002	10,011
NET INCREASE	1,207,491	$12,074,902

(a)	Commenced operations on November 30, 2012.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Multi Sector Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Core Fixed Income Fund, Goldman Sachs Core Plus Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Strategic Income and Goldman Sachs World Bond Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 22, 2013

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income Fund				Core Plus Fixed Income Fund				Global Income Fund				Strategic Income Fund				World Bond Fund(a)
Share Class	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the 6 months ended 3/31/13*	Beginning Account Value 10/1/12	Ending Account Value 3/31/13		Expenses Paid for the period ended 3/31/13*
Class A
Actual	$1,000.00	$1,005.50		$4.05	$1,000.00	$1,019.60		$4.18	$1,000.00	$1,020.00		$5.24	$1,000.00	$1,055.00		$5.02	$1,000.00	$993.10		$3.38
Hypothetical 5% return	1,000.00	1,020.89	+	4.08	1,000.00	1,020.79	+	4.18	1,000.00	1,019.75	+	5.24	1,000.00	1,020.04	+	4.94	1,000.00	1,012.91	+	3.41
Class B
Actual	1,000.00	1,001.80		7.79	1,000.00	1,016.90		7.94	1,000.00	1,016.30		9.00	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,017.15	+	7.85	1,000.00	1,017.05	+	7.95	1,000.00	1,016.01	+	9.00	N/A	N/A		N/A	N/A	N/A		N/A
Class C
Actual	1,000.00	1,001.80		7.79	1,000.00	1,016.80		7.94	1,000.00	1,016.30		9.00	1,000.00	1,051.10		8.85	1,000.00	991.10		5.78
Hypothetical 5% return	1,000.00	1,017.15	+	7.85	1,000.00	1,017.05	+	7.95	1,000.00	1,016.01	+	9.00	1,000.00	1,016.31	+	8.70	1,000.00	1,010.50	+	5.83
Institutional
Actual	1,000.00	1,007.20		2.35	1,000.00	1,022.30		2.47	1,000.00	1,021.80		3.48	1,000.00	1,056.80		3.28	1,000.00	994.20		2.31
Hypothetical 5% return	1,000.00	1,022.59	+	2.37	1,000.00	1,022.49	+	2.47	1,000.00	1,021.49	+	3.48	1,000.00	1,021.74	+	3.23	1,000.00	1,013.99	+	2.33
Service
Actual	1,000.00	1,004.70		4.85	1,000.00	1,019.80		4.99	1,000.00	1,019.20		5.99	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,020.10	+	4.89	1,000.00	1,020.00	+	4.99	1,000.00	1,019.00	+	5.99	N/A	N/A		N/A	N/A	N/A		N/A
Class IR
Actual	1,000.00	1,006.70		2.80	1,000.00	1,020.90		2.92	1,000.00	1,020.50		3.98	1,000.00	1,056.40		3.69	1,000.00	994.00		2.80
Hypothetical 5% return	1,000.00	1,022.14	+	2.82	1,000.00	1,022.04	+	2.92	1,000.00	1,020.99	+	3.98	1,000.00	1,021.34	+	3.63	1,000.00	1,013.50	+	2.82
Class R
Actual	1,000.00	1,004.20		5.30	1,000.00	1,019.40		5.44	N/A	N/A		N/A	1,000.00	1,054.00		6.15	1,000.00	992.20		4.25
Hypothetical 5% return	1,000.00	1,019.65	+	5.34	1,000.00	1,019.55	+	5.44	N/A	N/A		N/A	1,000.00	1,018.95	+	6.04	1,000.00	1,012.03	+	4.30

(a)	Commenced operations on November 30, 2012.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	0.81%	1.56%	1.56%	0.47%	0.97%	0.56%	1.06%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.04	1.79	1.79	0.69	1.19	0.79	N/A
Strategic Income	0.98	N/A	1.73	0.64	N/A	0.72	1.20
World Bond(a)	1.04	N/A	1.78	0.71	N/A	0.86	1.31

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs World Bond Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on November 30, 2012. At a meeting held on October 17-18, 2012 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved the Management Agreement with Goldman Sachs Asset Management International (the “Investment Adviser”) for a term lasting until June 30, 2013.

At the Meeting (and at a prior meeting at which the Fund was discussed) the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent and Quality of the Services to be Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s Fixed Income Team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. The Trustees noted that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other global fixed income portfolios. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided, Competitive Information and Profitability

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of the expense limitation), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the Fund’s peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data (the “Outside Data Provider”). The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $1 billion	0.65%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.54
Over $8 billion	0.53

The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to waive a portion of its management fee and to limit the “other expenses” ratio (excluding certain expenses) to a certain amount. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders, and that the Management Agreement should be approved with respect to the Fund for a term lasting until June 30, 2013.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is Director, Apollo Investment Corporation (a business development company) (2008-Present); and Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly President, ABN Associates (a management and financial consulting firm (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	105	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	105	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	105	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	105	None

Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2013, the Trust consisted of 90 portfolios (81 of which offered shares to the public). Goldman Sachs Trust II consisted of 1 portfolio (which did not offer shares to the public); Goldman Sachs Municipal Opportunity Fund did not offer shares to the public; and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 45	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of March 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Core Plus Fixed Income, and Global Income Funds designate $2,776,962, and $7,384,902, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2013.

Pursuant to Section 871(k) of the Internal Revenue Code, the Core Plus Fixed Income, and Global Income Funds designate $7,922,602, and $10,814,525, respectively, as short-term capital gain dividends paid during the year ended March 31, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $748.1 billion in assets under management as of March 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity4

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.

[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.

[4]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured US Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, US Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds respectively.

[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7H0

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P.,  200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Copyright 2013 Goldman, Sachs & Co. All rights reserved. 98824.MF.MED.TMPL/5/2013 MSFIAR13 / 56k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,311,663	$3,013,203	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$36,000	Other attest services.

Tax Fees:

• PwC	$538,925	$381,228	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $726,025 and $806,411 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2012. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 30, 2013

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	May 30, 2013